UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

EAGLE SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

KATHY KRESCH INGBER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Reports to Shareholders

Table of Contents

President’s Letter 1
Performance Summary and Commentary
Eagle Capital Appreciation Fund 2
Eagle Growth & Income Fund 3
Eagle International Stock Fund 4
Eagle Investment Grade Bond Fund 5
Eagle Mid Cap Growth Fund 6
Eagle Mid Cap Stock Fund 7
Eagle Small Cap Growth Fund 8
Eagle Smaller Company Fund 9
Eagle Tactical Allocation Fund 10

Description of Indices 11

Investment Portfolios
Eagle Capital Appreciation Fund 12
Eagle Growth & Income Fund 13
Eagle International Stock Fund 14
Eagle Investment Grade Bond Fund 16
Eagle Mid Cap Growth Fund 19
Eagle Mid Cap Stock Fund 21
Eagle Small Cap Growth Fund 22
Eagle Smaller Company Fund 24
Eagle Tactical Allocation Fund 26

Statements of Assets and Liabilities 28
Statements of Operations 30
Statements of Changes in Net Assets 32
Financial Highlights 34
Notes to Financial Statements 40
Report of Independent Registered Certified Public Accounting Firm 50
Understanding Your Ongoing Costs 51
Renewal of Investment Advisory and Subadvisory Agreements 53
Principal Risks57
Trustees and Officers 62

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President’s Letter

Dear Fellow Shareholders:

I am pleased to present the annual report and investment-performance review of the Eagle Family of Funds for the fiscal year that ended October 31, 2016 (the “reporting period”).

Thus far, 2016 has been an interesting and volatile period for risk markets: Global markets generally declined in the beginning of the year on collapsing oil prices, worries over China’s slowing economy and credit concerns with European banks; the European Central Bank (ECB) announced it would consider further easing measures while, conversely, the U.S. Federal Reserve discussed lifting short-term interest rates several times but—acknowledging the interconnectedness of the global economy—has thus far left them unchanged; Great Britain residents voted this summer to leave the European Union (so-called “Brexit”); terrorist attacks in France and an attempted coup in Turkey added more macroeconomic volatility; and broad equity markets generally climbed higher since the February swoon, with U.S. presidential election-related uncertainty slowing the rally toward the end of the reporting period (followed by the largely unanticipated election of Donald Trump). Those were just some of the events that we believe have impacted the short-term direction of equity and bond markets in 2016.

History proves that there are always headlines that can roil temperament. Our Funds’ portfolio managers are not unaware of these events, but keep their focus on striving to seek superior risk-adjusted returns over the long term based upon their insights and investment experiences. We, here at the Eagle Family of Funds, believe volatility and ongoing market dynamics may create an environment that allows research-based investment strategies to demonstrate advantages for long-term investors.

I hope you will read the commentaries that follow in which our portfolio managers discuss the Funds that they manage.

Here are just a few highlights from the reporting period:

•	The Eagle Mid Cap Growth Fund’s Class A shares have an overall and 10-year four-star rating from Morningstar.[1,3]*

•	The Eagle Growth & Income Fund’s Class A shares have a 10-year four-star rating from Morningstar.[2,3]*
•

It has been nearly a year since we launched the Eagle Tactical Allocation Fund. This global tactical strategy builds on the long-term experience of its subadvisor, Cougar Global Investments Ltd. The philosophy and allocation process of this fund differs considerably from our others and I invite you to learn more about it. Information on all our fund offerings is available at eagleasset.com/fund_directory.htm.

•

High-profile media outlets continue to seek Eagle managers for market commentary, perspective and insights. Notably, Bloomberg TV has featured James Camp, CFA®, who heads the Eagle Investment Grade Bond Fund, twice recently.

I would like to remind you that investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this annual report. Carefully consider the investment objectives, charges and expenses of any fund before you invest. Contact us at 800.421.4184 or eagleasset.com or your financial advisor for a prospectus, or summary prospectus, which contains this and other important information about the Eagle Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

We are grateful for your continued support of, and confidence in, the Eagle Family of Funds.

Sincerely,

J. Cooper Abbott, CFA®

President

December 15, 2016

1 For the period ended Oct. 31, 2016, the Fund’s Class A shares are rated four stars for the 10-year period and overall and 3 stars for the three- and five-year periods among a total of 427, 655, 655 and 572 funds, respectively, in the mid-cap growth category. Star ratings may be different for other share classes. Morningstar Rating® is based on risk-adjusted performance adjusted for fees and loads. Past performance is no guarantee of future results. Ratings are subject to change each month.

2 For the period ended Oct. 31, 2016, the Fund’s Class A shares are rated 4 stars for the 10-year, 3 stars for the overall and 2 stars for the five- and three-year periods among a total of 761, 1,184, 1,040 and 1,184 funds, respectively, in the large value category. Star ratings may be different for other share classes. Morningstar Rating® is based on risk-adjusted performance adjusted for fees and loads. Past performance is no guarantee of future results. Ratings are subject to change each month.

3 Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

* The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Funds with at least three years of performance history are assigned ratings from the fund’s three-, five- and 10-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star. Investment return and principal value will vary so that investors have a gain or loss when shares are sold. Funds are rated for up to three time periods (three-, five-, and 10-years) and these ratings are combined to produce an overall rating. Ratings may vary among share classes and are based on past performance. Past performance does not guarantee future results.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

1

Performance Summary and Commentary

Eagle Capital Appreciation Fund

Portfolio Managers  |  David J. Pavan, CFA®, C. Frank Feng, Ph.D., Ed Wagner, CFA®, and Stacey R. Nutt, Ph.D., of ClariVest Asset Management LLC (“ClariVest”), are Co-Portfolio Managers of the Eagle Capital Appreciation Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s investment portfolio since 2013.

Performance discussion  |  For the fiscal year ended October 31, 2016, the Fund’s Class A shares returned 0.30% (excluding front-end sales charges of 4.75%), underperforming its benchmark index, the Russell 1000® Growth Index, which returned 2.28%. The Fund’s performance, relative to the benchmark, was negative, primarily due to sector selection, where overweight positions in the energy and consumer staples sectors hurt performance. On the other hand, an overweight position in the information technology sector helped performance. Strong stock selection within the health care and information technology sectors added to performance, while the Fund lost ground to the benchmark due to weak stock selection within the consumer discretionary and real estate sectors. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $10,000 investment from 10/31/06 to 10/31/16 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The Fund also offers Class C, Class I, Class R-3, Class R-5 and Class R-6 shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s prospectus dated March 1, 2016, and elsewhere in this report. For performance data current to the most recent month-end, please visit our website at www.eagleasset.com.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  Gilead Sciences, Inc. is a research-based biopharmaceutical company that develops drugs for diseases, including HIV and Hepatitis C. The stock began declining early in the fiscal year when there was a broad-based selloff in biotechnology and pharmaceutical stocks. The Fund’s Portfolio Management team (“PM team”) believes that it then continued to decline due to drug industry pricing concerns, followed by lower-than-expected sales of the company’s Hepatitis C treatment drugs. The Fund’s position was reduced in August on the disappointing Hepatitis C drug sales. Delta Air Lines, Inc. provides world-wide air transportation for passengers and cargo. The PM team believes that there were several factors that caused the company’s shares to decline, including fuel price volatility, U.S. corporate travel slowdown, and concerns about industry capacity. The Fund’s position was reduced significantly over the year on declining industry fundamentals. NIKE, Inc. (Class B) designs, develops, and markets athletic footwear, apparel, equipment, and accessory products. The PM team believes that earnings declined as the athletic-apparel market weakened and competition increased, with Adidas and Under Armor continuing to each gain U.S. market share. The Fund’s position was sold due to the deteriorating outlook. The Walt Disney Company, a global entertainment company, appeared to suffer from a loss of subscribers and concerns about the long-term vulnerability of the company’s sports channel, ESPN, changes in channel-distribution modalities, and cord-cutting millennials. The Fund’s position was reduced during the period due to the declining outlook. Apple Inc. designs, manufactures, and markets mobile communication and media devices, personal computing products, and portable digital music players. The PM team believes that the stock declined on weak iPhone6 sales, supply chain constraints, and low estimates for the iPhone7 sales. The Fund’s position was reduced based on the outlook for iPhone7.

Top performers  |  NVIDIA Corporation, a visual computing company that primarily focuses on 3D graphics, continued to beat earnings estimates with noted growth in their gaming and data center segments. The PM team believes that the company is also positioned to capitalize on the rush for self-driving cars, as it is developing a self-driving vehicle platform. The Fund’s position was trimmed during the period for risk management purposes. Facebook, Inc. (Class A), a social media company, continued to beat earnings expectations. This appeared to the PM team to be driven by strength in mobile advertising and news feed ads, in addition to sustained growth momentum from the company’s newer platforms, including WhatsApp and Messenger. The Fund’s position was increased after a strong second-quarter earnings report. Amazon.com, Inc., the world’s largest online retailer, continued to gain market share and beat earnings estimates as consumers shift toward the convenience of online shopping, with an increase in Prime subscriptions and growth in the Amazon Web Services division. The Fund’s position was trimmed during the period for risk management purposes. Tyson Foods, Inc. (Class A) produces, distributes, and markets chicken, beef, pork, prepared foods, and related products. The company raised forecasts as margins expanded on lower feed and meat costs, particularly for chicken, coupled with increased expectations for domestic protein production levels and export growth. The Fund’s position was trimmed on the PM team’s concerns about the sustainability of historically high industry margins. Microsoft Corporation develops and markets software and hardware services. The company reported strong earnings that the PM team believes were driven by cloud strength and organic growth. The Fund’s position was increased as the company demonstrated continuing strength in its cloud services business.

2

Performance Summary and Commentary

Eagle Growth & Income Fund

Portfolio Managers  |  Edmund Cowart, CFA®, David Blount, CFA®, CPA, and Harald Hvideberg, CFA®, are Co-Portfolio Managers of the Eagle Growth & Income Fund (the “Fund”). Messrs. Cowart and Blount have been responsible for the day-to-day management of the Fund’s investment portfolio since 2011 and Mr. Hvideberg since 2014.

Performance discussion  |  For the fiscal year ended October 31, 2016, the Fund’s Class A shares returned 6.87% (excluding front-end sales charges of 4.75%), outperforming its benchmark index, the S&P 500® Index, which returned 4.51%. The Fund’s Portfolio Management team (“PM team”) was very satisfied with performance compared to the benchmark. The outperformance was due, in part, to a reversal of the dividend-yield headwind during the end of 2015. During the fiscal year, dividend paying stocks returned 4.8%, while non-dividend paying stocks returned 3.5%. Furthermore, returns on stocks with above median yields outperformed their below median yield counterparts by 11.64%. Investments in the consumer discretionary, health care, and consumer staples sectors contributed positively to performance relative to the benchmark. Investments in the industrials, energy, and information technology sectors all detracted. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $10,000 investment from 10/31/06 to 10/31/16 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The Fund also offers Class C, Class I, Class R-3, Class R-5 and Class R-6 shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s prospectus dated March 1, 2016, and elsewhere in this report. For performance data current to the most recent month-end, please visit our website at www.eagleasset.com.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Top performers  |  Tyco International PLC, a commercial construction services company, announced a merger agreement with Johnson Controls. Shareholders of Tyco received .955 shares of Johnson Controls for every Tyco share. The companies have complementary products serving the commercial construction market and both sides have said the new company may realize approximately $650 million in synergies. The PM team, believing the valuation case did not have much additional upside and the market was peaking, subsequently decided to sell the stock. Regal Entertainment Group (Class A), an operator of multi-screen theaters, continued to trade higher due to what the PM team believed was management’s efforts to upgrade its theaters. The company has been aggressively improving its theaters to improve sales of upgraded concession items, and drive up ticket prices. The PM team believes these improvements will continue to drive revenues higher, and the Fund continues to hold this stock. Diversified multinational healthcare company, Johnson & Johnson (“J&J”), was a strong performer during the year as a result of accelerating earnings growth and consistent upside to quarterly sales and earnings per share expectations. The PM team believes that the continued robust performance of J&J’s immunology drug franchise and strong contributions from new oncology drugs Imbruvica and Darzalex were key drivers of growth. The company also continued to pursue a balanced capital deployment strategy with nearly $9 billion in share buybacks, a 7% year over year increase in its quarterly dividend, and over $8.5 billion committed to acquisitions over the last year. The Fund continues to hold this stock. Applied Materials, Inc., a semiconductor equipment manufacturer, traded higher when U.S. officials blocked its proposed merger with Tokyo Electron in the face of a deteriorating global macroeconomic backdrop. The company said that, even without the merger, it planned to maintain its growth projections and the stock has performed well. However, the PM team believed the company’s risk/reward profile had reached a tipping point and decided to sell the stock. Microsoft Corp., a global information technology company, continued to grow at impressive rates. The company reported that more than 60% of Fortune 500 companies are using Office 365 software. The company’s cloud business also continues to grow, with reported revenue from its cloud business up by more than 100% over the last year. The PM team believes these trends are likely to continue and the stock will benefit from having a greater portion of the company’s revenues coming from recurring sources. The Fund continues to hold the stock.

Underperformers  |  After pledging for 18 months that it would use its balance sheet to protect the dividend, ConocoPhillips, an oil and gas exploration and production company, reversed that position and reduced its dividend from $0.77 per quarter to $0.25 to maintain its credit rating. A fundamental element for inclusion in the Fund is a steady or growing dividend. Consequently, the PM team decided to sell the stock. Wells Fargo & Co. is a diversified, community-based, financial services company. Its shares underperformed as a result of the well-publicized fraudulent account opening of customer accounts. There has been some short-term pressure on the stock but the PM team believes the company should reclaim its premium valuation in the intermediate term as regulatory scrutiny and customer outrage abates. Wells Fargo shares trade at a discount to peers, despite having what the PM team believes are some of the industry’s highest profitability metrics. The Fund continues to hold its position. Nielsen Holdings PLC, a consumer research and consulting services company and a recent addition to the portfolio, traded lower over apparent fears of a slowdown in one of its segments. The PM team believes that Nielsen has a couple of distinct advantages over its peers because it tracks data at the individual level. These advantages could allow Nielsen to continue to provide audience specific data as media becomes increasingly consolidated. The PM team believes that management will provide additional information, helping to alleviate some risks to the stock and, therefore, continues to hold the position. Abbott Laboratories, a medical device company, announced an agreement to acquire St. Jude. The acquisition could be beneficial to Abbott’s earnings in 2017. However, shares traded lower as the company announced it is planning to raise capital for the transaction. The PM team believes this transaction will bolster the company’s cardiovascular franchise and positions it as a stronger competitor. The Fund continues to hold Abbott stock. The PM team believed that United Technologies Corp., an aerospace and defense company, was seeing increased headwinds across its business units that would be likely to result in negative revisions and virtually no earnings growth over the next two years. The most concerning segment of the business to the PM team is Otis, a producer of elevators, representing 26% of operating profit. The PM team believes that heavy exposure to emerging markets and China (given significant excess housing supply) will weigh on a business operating at peak margins. From a valuation perspective, the PM team did not see the discounted price as attractive enough to compensate for possible growth in 2018 or beyond so it sold out of the Fund’s position.

3

Performance Summary and Commentary

Eagle International Stock Fund

Portfolio Managers  |  David V. Vaughn, CFA®, Stacey R. Nutt, Ph.D., and Alex Turner, CFA® are Co-Portfolio Managers of the Eagle International Stock Fund (the “Fund”). Mr. Vaughn and Dr. Nutt have been responsible for the day-to-day management of the Fund’s investment portfolio since 2013. Mr. Turner has been a Co-Portfolio Manager of the Fund since 2015 and previously served as Assistant Portfolio Manager of the Fund since its inception. Priyanshu Mutreja, CFA®, has served as Assistant Portfolio Manager of the Fund since 2015.

Performance discussion  |  For the fiscal year ended October 31, 2016, the Fund’s Class A shares returned (5.84)% (excluding front-end sales charges of 4.75%), underperforming its benchmark index, the MSCI-EAFE Index, which returned (3.23)%. The Fund’s performance, relative to the benchmark, was negative primarily due to sector selection, where underweight positions in the information technology and industrial sectors detracted from performance. On the other hand, underweighting in the materials sector contributed positively to the Fund’s performance. An overweight to Israel and an underweight to Australia hurt performance. Conversely, underweight positions in Switzerland and Spain contributed to performance. Stock selection in the United Kingdom and Germany contributed the most to the Fund’s underperformance. Stock selection in Denmark and Australia was positive. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $10,000 investment from 2/28/13 to 10/31/16 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The Fund also offers Class C, Class I, Class R-3, Class R-5 and Class R-6 shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s prospectus dated March 1, 2016, and elsewhere in this report. For performance data current to the most recent month-end, please visit our website at www.eagleasset.com.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  Teva Pharmaceutical Industries Limited, a drug manufacturer based in Israel, declined due to what the Fund’s Portfolio Management team (“PM team”) believed were drug pricing concerns ahead of the U.S. presidential election. The company also fell short of revenue expectations for its best-selling drug, Copaxone, and experienced delays in completing its acquisition of Allergan PLC’s generics unit. The Fund continues to hold this security. Mitsubishi UFJ Financial Group, Inc., a Japanese holding company that provides financial and investment services, detracted from performance as the PM team believed that concerns about Japanese banks deepened following the Bank of Japan’s decision to introduce negative interest rates. The Fund continues to hold this security. Mazda Motor Corp. a Japan-based auto manufacturer, hurt performance after incurring an airbag recall-related charge. The Japanese Yen also strengthened to its strongest level since 2014, which the PM team believes created a headwind for Japanese exporters and overshadowed the company’s outlook. The Fund no longer holds this security. Alps Electric Co., Ltd., a Japanese manufacturer and distributor of electronic components and devices, fell along with other exporters as it appeared that currency headwinds weighed on profits. The PM team believes that the company was also hurt by expectations that a smaller proportion of Apple iPhones would feature dual-rear cameras. The Fund no longer holds this security. Lloyds Banking Group plc, a British financial services company, declined after the United Kingdom’s vote to leave the European Union led to heightened uncertainty regarding the future of economy and the rest of the region. Loan losses, low rates, and weak loan demand also appeared to add to concerns about the company’s future profitability. The Fund no longer holds this security.

Top performers  |  Nippon Telegraph and Telephone Corporation, a Japanese telecom company, continued to beat earnings estimates due to what the PM team believes are effective cost controls and strong contributions from subsidiary NTT DoCoMo, Inc. NTT DoCoMo, Inc., the predominant mobile phone operator in Japan, performed well after delivering profits well-ahead of analyst estimates, and continued share buybacks. The Fund continues to hold both of these securities. The PM team believes that AerCap Holdings NV, a Netherlands-based global aviation company, benefited from industry growth, with increased volumes of signed leases and aircraft sales. The stock also appeared to be bolstered by share buybacks that occurred in the second half of the period. The Fund continues to hold this security. Treasury Wine Estates Limited, an Australian winemaker, outperformed after it repeatedly beat earnings expectations. The PM team believes that the company was helped by strong demand for its products in Asia. The Fund no longer holds this security. Meda AB (Class A), an international specialty pharmaceutical company headquartered in Sweden, contributed to performance. The company’s share price surged after the company reached a deal to be acquired by Mylan, a U.S.-based generic drug manufacturer, as part of a public tender offer. The Fund no longer holds this security following completion of the acquisition in August.

4

Performance Summary and Commentary

Eagle Investment Grade Bond Fund

Portfolio Managers  |  James C. Camp, CFA®, and Joseph Jackson, CFA®, are Co-Portfolio Managers of the Eagle Investment Grade Bond Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2010.

Performance discussion  |  For the fiscal year ended October 31, 2016, the Fund’s Class A shares returned 2.91% (excluding front-end sales charges of 3.75%), underperforming its benchmark index, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 3.19%. Although interest rates trended higher toward the fiscal year-end after bouncing off of their post-Brexit lows, the move was not enough to offset the dive in interest rates earlier in the year. Credit concerns stemming from the precipitous drop in oil prices and China’s slowing economy at the beginning of the year, followed by new easing measures by central banks around the globe due to the United Kingdom’s surprise vote to leave the European Union, drove a flattening in the yield curve and an outperformance in ten-year bonds. The main factors that detracted from the Fund’s performance relative to the benchmark, during the period were the allocation to asset-backed securities with a shorter overall duration than the benchmark, and the underperformance of energy securities within the industrial sector. The Fund earned positive relative returns in the corporate bonds sector due largely to a high quality bias. An allocation to mortgage-backed securities, which outperformed duration-matched U.S. Treasuries, as well as an overweight position to longer-dated U.S. Treasuries, as compared to the benchmark, also added to the Fund’s performance. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $10,000 investment from 3/1/10 to 10/31/16 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 3.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The Fund also offers Class C, Class I, Class R-3, Class R-5 and Class R-6 shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s prospectus dated March 1, 2016, and elsewhere in this report. For performance data current to the most recent month-end, please visit our website at www.eagleasset.com.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  The corporate bond issued by Enable Midstream Partners LP, 144A, 2.40%, 05/15/19, a midstream oil and gas services provider, that provides gathering, processing, transporting, and storing services, detracted from performance. The Fund’s Portfolio Management team (“PM team”) believes that the security came under pressure during the prolonged downturn in oil prices. The Fund sold out of this position during a relief rally in oil prices as it became clear that the midstream space was not well insulated from volatility should oil prices continue to deteriorate. The corporate bond issued by The Home Depot, Inc., 2.13%, 09/15/26, a home improvement retailer, detracted from performance. This security was purchased as a new issue during a period of rising interest rates and the PM team believes that it has underperformed due to its longer duration than the overall portfolio. The Fund continues to hold the position as the PM team does not believe that the underperformance was the result of any change in the credit profile of the company. The corporate bond issued by Dr. Pepper Snapple Group, Inc., 2.55%, 09/15/26, an integrated brand owner, manufacturer, and distributor of non-alcoholic beverages in the U.S., Canada, and Mexico, was also purchased as a new issue when the Fund was increasing credit exposure during a rising interest rate environment. The Fund continues to hold the position as the PM team is confident in the company’s credit profile. The PM team believes that U.S. Treasury Note, 2.13%, 05/15/25, was an “underperformer” mainly due to timing. The security was sold to manage the Fund’s sector and duration characteristics even though longer-dated U.S. Treasuries performed well for the period apparently due to various global and economic concerns, especially at the beginning of the year. The corporate bond issued by O’Reilly Automotive, Inc., 3.80%, 09/01/22, a retailer and supplier of automotive aftermarket parts, tools, supplies, equipment, and accessories, underperformed during the period. The PM team believes that this underperformance was due to the timing of the purchase. The PM team continues to favor the underlying business fundamentals and thinks the bonds are undervalued and, therefore, continues to hold its position.

Top performers  |  The corporate bond issued by IBM Corp., 3.45%, 02/19/26, a provider of computer solutions through the use of advanced information technology, outperformed due to an apparent combination of trade timing, duration, and relative value. The PM team believed that, while the business had weakened somewhat over the last few years, this security was attractively priced relative to the PM team’s estimation of credit risk. The Fund exited its position when the PM team believed it had reached an attractive valuation to sell. The corporate bond issued by The Interpublic Group of Companies, Inc., 4.20%, 04/15/24, an organization of advertising agencies and marketing service companies, outperformed during the period. Extensive credit research on the company led the PM team to believe that the company was a potential candidate for credit upgrade. The Fund continues to hold the position as it was given a one notch rating upgrade from Moody’s Investors Service during the period. The corporate bond issued by NetApp, Inc., 3.38%, 06/15/21, a storage and data management solutions company, appeared to benefit from a tightening in the overall BBB-rated technology sector. The Fund continues to hold the position. The corporate bond issued by Electronic Arts, Inc., 3.70%, 03/01/21, which develops, publishes, and distributes branded interactive entertainment software worldwide for various platforms, was a top performer during the period due to what the PM team believes was attractive pricing in the primary market. The Fund continues to hold this security. The corporate bond issued by Anheuser-Busch InBev, 3.65%, 02/01/26, a beverage manufacturer that, through its subsidiaries, produces and distributes beer around the world, is a high quality, longer-dated holding that appears to have benefited from the interest rate curve movement at the time of issuance in January 2016. The Fund continues to hold this position.

5

Performance Summary and Commentary

Eagle Mid Cap Growth Fund

Portfolio Managers  |  Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Co-Portfolio Managers of the Eagle Mid Cap Growth Fund (the “Fund”). Mr. Boksen has been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 1998. Mr. Mintz has been a Co-Portfolio Manager of the Fund since 2011, and had previously served as Assistant Portfolio Manager since 2008. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the Fund since 2006.

Performance discussion  |  For the fiscal year ended October 31, 2016, the Fund’s Class A shares returned (0.87)% (excluding front-end sales charges of 4.75%), underperforming its benchmark index, the Russell Midcap® Growth Index, which returned 0.40%. The Fund underperformed, relative to the benchmark, primarily due to stock selection in the consumer discretionary and financials sectors. Underperformance was somewhat tempered given the Fund’s slight underweight in the consumer discretionary sector and modest underweight in the financial sector. Outperformance in the energy and industrials sectors offset a portion of the Fund’s underperformance, as these sectors performed better than the benchmark, while the Fund maintained an overweight position in energy and a modestly overweight position in industrials. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $10,000 investment from 10/31/06 to 10/31/16 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The Fund also offers Class C, Class I, Class R-3, Class R-5 and Class R-6 shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s prospectus dated March 1, 2016, and elsewhere in this report. For performance data current to the most recent month-end, please visit our website at www.eagleasset.com.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  Harman International Industries, Inc. is a leader in the car audio and infotainment systems industry. The company’s share price waned during the reporting period as the firm reported weakness in its professional services segment. However, the Fund’s Portfolio Management team (“PM team”) has maintained a favorable long-term perspective on the firm’s core infotainment segment, which it believes should benefit from a close alignment with the “connected car” concept that continues to gain traction within the auto industry. After the reporting period, it was announced that the firm would be acquired by Samsung at a substantial premium. Liberty Interactive Corp. QVC Group (Class A) is effectively a tracking stock for Liberty Interactive’s retailing assets (e.g., home shopping leader QVC). Like many retailers, Liberty Interactive’s historically resilient business model suffered a sharp decline in June, which pressured results during the period. The stock now trades at historically low valuations. While short-term results could continue to be challenged by election viewership, the PM team believes the stock appears poised to recover much of its recent losses. Global cruise vacation company Royal Caribbean Cruises Ltd. suffered from what appear to be persistent concerns about the potential spread of the Zika virus and the extent of its effects. The PM team is cautiously optimistic that the company is capable of navigating the near-term difficulties given its track record of solid execution and a disciplined approach to cost controls. Shares of Ameriprise Financial, Inc. (“Ameriprise”), a leading diversified financial services firm, traded off during the period as uncertainty surrounding the Department of Labor (DOL)’s fiduciary rule appeared to weigh on the stock. While the potential effects of the rule on financial services firms such as Ameriprise are still taking shape, the PM team is cautiously optimistic regarding the firm’s growth prospects going forward. Lions Gate Entertainment Corp. (“Lions Gate”) is a producer and distributor of movies including the Twilight, Hunger Games and Divergent movie franchises, as well as television programming such as Orange is the New Black and Mad Men. The PM team believes that shares were pressured in the first part of the period as softer-than-expected box office results for the firm’s second installment of Hunger Games: Mockingjay were exacerbated by broad-based weakness in equity markets early in 2016. The PM team believes that Lions Gate’s recent acquisition of premium content network Starz may enhance the firm’s distribution segment, while Lions Gate studios appears poised to diversify its movie release portfolio to complement its broadly successful existing franchises. The Fund continues to hold each of the securities noted above as “underperformers.”

Top Performers  |  Constellation Brands, Inc. (Class A) owns a variety of wine, beer and spirits brands (e.g., Robert Mondavi wine, Corona beer and Svedka vodka). The PM team believes that the stock has performed well as a result of efficient distribution and the popularity of its brands. NVIDIA Corporation (“NVIDIA”) is a manufacturer of graphics processors used in traditional computers as well as tablets, smartphones and gaming devices. A bellwether presence generating consistent growth in the personal computer gaming graphics space, the PM team believes that NVIDIA has begun to establish favorable positioning in the fast-developing virtual reality market. The company is also leveraging its technology in the automotive infotainment market as vehicle navigation systems and consoles become increasingly visual and technology-intensive. Waste Connections, Inc. is an integrated solid waste services company that provides waste collection, transfer, disposal and recycling services in the U.S. and Canada. The PM team believes that the company has benefited from strong pricing power while leveraging a measured approach to organic growth and strategic acquisitions. The WhiteWave Foods Co. manufactures food products under brands including Silk and International Delight. It was announced, in July, that the firm would be acquired by Danone SA at a substantial premium. Martin Marietta Materials, Inc., a supplier of construction materials, has experienced ongoing strength in commercial and highway construction. The PM team believes that the company was a beneficiary of the U.S. highway bill passed at the end of 2015 to provide funding for transportation-infrastructure projects. The Fund continues to hold each of the securities noted above as “top performers.”

6

Performance Summary and Commentary

Eagle Mid Cap Stock Fund

Portfolio Managers  |  Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Co-Portfolio Managers of the Eagle Mid Cap Stock Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s investment portfolio since 2012.

Performance discussion  |  For the fiscal year ended October 31, 2016, the Fund’s Class A shares returned 2.06% (excluding front-end sales charges of 4.75%), underperforming both benchmark indices, the Russell Midcap® Index and, secondarily, the S&P MidCap 400® Index, which returned 4.17% and 6.26%, respectively. The Fund’s performance, relative to the benchmarks, benefited from strong stock selection in the materials, consumer staples, consumer discretionary, and health care holdings sectors. This was offset by an underweight exposure to higher yielding sectors including utilities and real estate, as well as poor stock selection in the financials (impacted by fewer than previously expected rate hikes), industrials and real estate sectors. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $10,000 investment from 10/31/06 to 10/31/16 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The Fund also offers Class C, Class I, Class R-3, Class R-5 and Class R-6 shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s prospectus dated March 1, 2016, and elsewhere in this report. For performance data current to the most recent month-end, please visit our website at www.eagleasset.com.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  Stericycle, Inc., a leading medical and regulated waste company, detracted from performance during the period due to the company reporting negative financial results. The company noted pricing pressure in its U.S. medical waste business, softness in its industrial waste franchise and merger integration costs related to its acquisition of Shred-It. The Fund’s Portfolio Management team (“PM team”) believes that the company remains a strong franchise with outstanding cash flow and margin dynamics, but has reduced some of the Fund’s exposure pending clear signs of stabilization. The Fund continues to hold this position. Perrigo Company PLC, is a manufacturer and distributor of over-the-counter healthcare products. A hostile takeover bid was made for the company by Mylan Laboratories in April 2015 and resulted in the resignation of the company’s CEO in April 2016. Additionally, the PM team believes that the company has been adversely impacted by the general pullback in the specialty pharmaceutical space and overall concerns about drug pricing. The Fund exited its position. Tractor Supply Company, the largest chain of farm supplies, hardware, livestock and pet products, and lawn and garden equipment in the U.S. and Canada, detracted from performance following a report of negative financial results driven by what the PM team believes are ongoing weather challenges, as well as macro pressures, particularly in farm and oil communities. The Fund continues to hold the stock because the PM team believes that the company’s unique format (high consumables business and relatively insulated to e-commerce), unit growth opportunity, and tangible margin drivers (mostly systems-related) appear to be starting to deliver benefits. Qlik Technologies, Inc., which sells business-intelligence software, experienced pressure on its stock price early in the year due to weaker-than-expected results. The Fund exited its position when the company was acquired by a private equity firm Thoma Bravo LLC. Hanesbrands Inc., a manufacturer of activewear apparel, underperformed the PM team’s expectations due to what the PM team believes are weak sales trends particularly into the company’s mass merchant channels (close to 50% sales). The Fund has maintained its position, as the PM team thinks management has been conservative with its guidance and can execute on its current plan.

Top performers  |  Steel Dynamics, Inc., a domestic recycler and producer of carbon-steel products, benefited from increased steel prices, which appeared to be positively impacted by increased tariffs on imported steel. The PM team believes that domestic demand, which continued to be modest, led by demand from non-residential construction and vehicle manufacturers, was offset by weak demand in the heavy equipment and energy markets. The Fund exited its position, as it appeared that much of the rise in commodity pricing was reflected in the stock price and signs that demand had yet to accelerate. The PM team believes that Constellation Brands, Inc. (Class A), a global manufacturer and marketer of wine, spirits, and beer, benefited from strong Mexican beer imports, positive Hispanic-American demographics and improving beer margins. The PM team believes the expanded availability of canned products should also be a strong growth driver over the next couple of years. The Fund continues to hold this stock. Albemarle Corp., a manufacturer of specialty chemicals, appeared to benefit from strong demand and pricing for its Lithium products, improved pricing in its Bromine businesses, better than previously expected synergy realization from the acquisition of Rockwood Holdings, Inc., and an announced divestiture of its surface treatment businesses to chemical company BASF Corporation at an attractive valuation. The Fund exited its position as the company’s valuation approached the PM team’s price target for this company. Ulta Salon, Cosmetics & Fragrance, Inc. is a leading specialty retailer that focuses on cosmetics, skincare, fragrance and hair care addressing both mass and high-end consumers. The company had another strong year as its loyalty program appeared to help drive very strong sales growth (23%). The PM team continues to approve of how management is executing and, therefore, the Fund continues to maintain a position in this stock. Jarden Corp. (“Jarden”), a diversified supplier of consumer products across a number of niche household and outdoor categories, performed well following the news that Newell Rubbermaid has agreed to merge with Jarden. The Fund exited its position ahead of the merger.

7

Performance Summary and Commentary

Eagle Small Cap Growth Fund

Portfolio Managers  |  Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Co-Portfolio Managers of the Eagle Small Cap Growth Fund (the “Fund”). Mr. Boksen has been responsible for the day-to-day management of the Fund’s investment portfolio since August 1995 and Mr. Mintz since March 2011. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the Fund since March 2015.

Performance discussion  |  For the fiscal year ended October 31, 2016, the Fund’s Class A shares returned 2.07% (excluding front-end sales charges of 4.75%), outperforming its benchmark index, the Russell 2000® Growth Index, which returned (0.49)%. The Fund outperformed, relative to the benchmark, principally due to holdings in the consumer discretionary and, to a lesser extent, materials and energy sectors. Within these sectors, the Fund benefited from solid stock selection while maintaining a modest overweight in the consumer discretionary sector, an in-line weight in the materials sector, and an overweight in the energy sector. In contrast, the industrials and consumer staples sectors slightly weighed on the Fund’s performance as the returns on the Fund’s holdings in both sectors failed to keep up with the benchmark, though the Fund maintained an in-line weight with the benchmark. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $10,000 investment from 10/31/06 to 10/31/16 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The Fund also offers Class C, Class I, Class R-3, Class R-5 and Class R-6 shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s prospectus dated March 1, 2016, and elsewhere in this report. For performance data current to the most recent month-end, please visit our website at www.eagleasset.com.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Top performers  |  Coherent, Inc. (“Coherent”) is a manufacturer of laser-based equipment used in a variety of applications such as smartphone and tablet displays. The firm saw strong orders for its product which is used in the fabrication of organic, light-emitting diode displays and is increasingly used in the next generation of smartphones. Further, the Fund’s Portfolio Management team (“PM team”) believes that potential for alternative applications of Coherent’s equipment has the ability to provide additional upside over the longer term. The PM team believes that Universal Electronics, Inc., largely a producer of universal remotes as well as related software, benefited from increased orders for its next-generation, voice-controlled remote control. Burlington Stores, Inc. is an off-price retailer of clothes and accessories with a heavy presence in outerwear. The firm appears to have benefited from solid execution throughout much of 2016 and the PM team believes that the firm is well-positioned to continue the trend as it moves into the all-important fall-winter season. Waste Connections, Inc. is an integrated solid waste services company that provides waste collection, transfer, disposal and recycling services in the U.S. and Canada. The PM team believes that the company had benefited from strong pricing power while leveraging a measured approach to organic growth and strategic acquisitions. Domino’s Pizza, a global leader in pizza delivery, with a significant business in carryout pizza, has performed well during the period. The PM team believes that the company leveraged solid execution coupled with ongoing innovation of its menu offerings to drive solid growth and take market share from its competitors during the period. The Fund continues to hold each of the securities noted above as “top performers.”

Underperformers  |  Shares of JetBlue Airways Corp., a leading airline carrier, traded lower as the PM team believes that a combination of stubbornly low passenger fares and a recovery in fuel prices weighed on the stock. Longer term, the PM team maintains a cautiously optimistic view of JetBlue’s prospects in light of its operational discipline and value-adding initiatives. Therefore, the Fund continues to hold this security. Biotechnology firm, Acorda Therapeutics, Inc., which specializes in treatments for neurological diseases, continued to deal with patent challenges to one of its drugs, which the PM team believed had been poised for resolution. The company has a drug in its pipeline to treat Parkinson’s with final-phase test results due toward the end of 2016 that the PM team believes could provide meaningful upside to shares. The Fund continues to hold this stock. Chimerix, Inc. is a biotech firm focused on the development of antiviral therapies. The firm unexpectedly announced that a pivotal Phase 3 trial for an antiviral compound failed to meet its primary endpoint, which caught investors off guard. The Fund no longer holds this position. Imperva, Inc. (“Imperva”), a leading provider of cybersecurity solutions that protect business-critical data and applications, apparently encountered execution issues, primarily in Europe, that led to disappointing earnings results during the period. The PM team believes the company is working to resolve those issues and that recent activist-investor involvement increased the chances that Imperva will ultimately be acquired. The Fund continues to hold this security. Portola Pharmaceuticals is a biopharmaceutical company that is developing products which have the potential to significantly advance treatments for thrombosis and other hematologic diseases. This stock detracted from performance when one of its potential drugs narrowly missed its target in a phase-3 clinical trial. The Fund sold the stock.

8

Performance Summary and Commentary

Eagle Smaller Company Fund

Portfolio Managers  |  Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Co-Portfolio Managers of the Eagle Smaller Company Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s investment portfolio since October 2014.

Performance discussion  |  For the fiscal year ended October 31, 2016, the Fund’s Class A shares returned 5.60% (excluding front-end sales charges of 4.75%), outperforming both benchmark indices, the Russell 2000® Index and, secondarily, the Russell 2500® Index, which returned 4.11% and 3.98%, respectively. The Fund’s performance, relative to the benchmarks, benefited from strong performance in the health care sector due to strong stock selection in health care equipment and supplies, and a lack of exposure to biotechnology. In addition, the Fund was slightly overweight in the industrials sector where stock selection in the aerospace industry benefited the Fund. In contrast, the Fund’s underweight position and holdings in the real estate sector led to underperformance versus the benchmark. Furthermore, the Fund’s relative performance suffered due to lower allocations to high-yielding sectors, including utilities and telecommunications, which performed well during the year. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $10,000 investment from 11/3/08 to 10/31/16 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The Fund also offers Class C, Class I, Class R-3, Class R-5 and Class R-6 shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s prospectus dated March 1, 2016, and elsewhere in this report. For performance data current to the most recent month-end, please visit our website at www.eagleasset.com.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Top performers  |  Ellie Mae, Inc. is a leading provider of software solutions to help automate and streamline the mortgage origination process. The Fund’s Portfolio Management team (“PM team”) believes that the stock moved meaningfully higher due to consistently strong financial results as the company continues to increase market penetration. The Fund continues to hold this security. Burlington Stores, Inc., a national off-price retailer of high-quality branded apparel, contributed to performance. The PM team believes that performance was driven by merchandising execution improvements, expansion into incremental product categories (home and beauty) and existing categories (women’s and men’s), on-going efforts to better control markdowns and continued pressures in the department store space (providing the company with opportunistic buys to further enhance product offering). The Fund maintains its position in this stock. Albemarle Corp., a manufacturer of specialty chemicals, appeared to benefit from strong demand and pricing for its Lithium products, improved pricing in its Bromine businesses, better than previously expected synergy realization from the acquisition of Rockwood Holdings, Inc., and an announced divestiture of its surface treatment businesses to chemical company BASF Corporation at an attractive valuation. The Fund exited its position as the company’s valuation approached the PM team’s price target for this company. Tumi Holdings, Inc., which makes high-end luggage and other accessories, performed well following the announcement that Samsonite International S.A. agreed to purchase Tumi for $1.8 billion in cash. The Fund exited its position ahead of the acquisition. Steel Dynamics, Inc. is a domestic recycler and producer of carbon steel products. The PM team believes that the stock performed strongly, particularly early in 2016, as a result of increased steel pricing, which appears to have been positively impacted by favorable trade case rulings and increasing tariffs on imported steel. Domestic demand for steel also continued to be steady led by demands from non-residential construction and the automobile industry. The Fund continues to hold this position.

Underperformers  |  MDC Partners Inc. (Class A) is a provider of marketing, activation, communications, and marketing effectiveness solutions and services to customers globally. The PM team believes that the company’s shares did not perform well because the company posted disappointing organic growth driven by the failure of new business revenues to materialize and several financial services clients pulling back their spending. While management lowered its outlook for the year, it expects a pickup in the second half of the year, so the Fund continues to hold this stock. Gentherm, Inc. is a global supplier that designs, develops and markets products based on its thermoelectric device technologies for a wide range of global markets and heating and cooling applications. The PM team believes that the company’s stock price declined due to softer auto production in North America and China, a lack of new product introductions, and a shift to lower-price solutions. The Fund remains a shareholder given the PM team’s confidence in the company’s best in class returns as well as market penetration opportunities for its existing products and products in its pipeline. Gentherm’s balance sheet is strong, which the PM team believes gives the company flexibility to make acquisitions. PRA Group, Inc., a leading debt collector, performed poorly as results appeared to be negatively impacted by increased regulatory requirements, which slowed collections, increased allowance charges and required increased spending. Additionally, execution in Europe has been mixed. Although both regulatory and supply headwinds persist, management has noted some signs that consolidation in the industry is having a beneficial impact on market pricing. The Fund remains a shareholder. Gray Television, Inc. is a television broadcast company that owns and operates leading television stations and digital assets in small/mid-sized markets. The company’s shares underperformed due to what the PM team believes are weaker political spending (management recently pulled its political spending guidance for 2016) and higher leverage (due to its recent acquisitions). The Fund maintains its position in the company. Monro Muffler Brake, Inc. is a leading automotive repair and service center. The company’s shares performed poorly during the quarter following weaker than expected first quarter financial results. The PM team believes that the company also was negatively impacted by the warmer-than-normal winter which slowed normal seasonal demand at its service centers. The Fund remains a shareholder as the PM team believes that the outlook remains good for continued profitable growth at Munro.

9

Performance Summary and Commentary

Eagle Tactical Allocation Fund

Portfolio Managers  |  James Breech, Ph.D., of Cougar Global Investments Ltd. (“Cougar”), is the Portfolio Manager of the Eagle Tactical Allocation Fund (the “Fund”) and has been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in December 2015.

Performance discussion  |  During the fiscal period, Cougar’s 12-month forward looking outlook deteriorated to incorporate more sluggish rather than strong growth (the probability of stagnation increased from 68% to 92%). The chance that a high impact, low probability event (“Chaos”) would occur in the market had been increased from 6% to 8% in January to account for heightened geopolitical risks globally, including the possibility that the United Kingdom would withdraw from the European Union (“Brexit”), U.S. elections, and tensions in Europe. The Fund’s Portfolio Management team (“PM team”) believed that this mix warranted modest but defensive equity exposures. Fixed income also performed well, given that the Federal Reserve Board (“Fed”) refrained from raising interest rates as had been originally expected. The PM team believes that the very accommodative and unconventional monetary policy of negative deposit rates in other major regions led to a global environment of very low bond yields, from which the U.S. also benefited. While inflation entered into the forecast early in the year, it dropped out during the summer. The PM team believes that base effects from a rise in energy prices did not materialize, and other measures such as wages remained contained. Commodities rallied with a background of a stable U.S. Dollar (“USD”). This helped gold, which also acted as a safe haven. The geographical focus of the positions held in the Fund was the U.S., which has been our preferred equity region due to a relatively healthier economy. This helped performance as equity performance was positive. International markets were volatile throughout the year, but performed better than U.S. equities in the second half of the year. The PM team believes this is largely due to market factors, such as the Fed refraining from raising interest rates which kept the USD from further appreciation, a headwind to non-U.S. exposures. The October outlook remained at 92% Stagnation, and 8% Chaos. With this sluggish mix, the portfolio maintains a defensive mix of equities and bonds, with some gold as a diversification. While it is expected by the PM team that the Fed may hike rates in December, the global backdrop suggests central banks will face challenges in raising interest rates.

From its inception on December 31, 2015 through October 31, 2016, the Fund’s Class A shares had a cumulative return of 2.10% (excluding front-end sales charges of 4.75%), underperforming the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI ACWI® Index, which performed 4.99% and 4.79%, respectively, for the same period. The Fund also underperformed a blended index, which is a combination of the Bloomberg Barclays U.S. Aggregate Bond Index (60%) and the MSCI ACWI® Index (40%), that returned 5.06% for the same period. The Fund underperformed, relative to the blended benchmark, due to a more conservative equity weight throughout the year, and equity market selection. The Fund commenced operations with investments in exchange-traded funds (“ETFs”) that invest primarily in equity securities representing 38% of its portfolio. This equity allocation gradually reduced to a low of 30% in June, and ended with 34% at the end of October. Within fixed income, the duration of the aggregate holdings of the Fund’s investments in fixed income ETFs was lower than that of the ETF that invests in diversified U.S. Bonds (AGG). As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Growth of a $10,000 investment from 12/31/15 to 10/31/16 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The Fund also offers Class C, Class I, Class R-3, Class R-5 and Class R-6 shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses. Additional information regarding the performance and the expenses of the Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in the Fund’s prospectus dated March 1, 2016, and elsewhere in this report. For performance data current to the most recent month-end, please visit our website at www.eagleasset.com.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  Detractors from performance included a 5% position in iShares Currency Hedged MSCI Japan ETF (HEWJ). The position was entered on the assumption by the PM team that “Abenomics,” the Japanese Prime Minister’s agenda to boost the economy and fight deflation would weaken the Japanese Yen, and ultimately be positive for equities. This thesis did not play out as expected in the first quarter due to market volatility, leading the Yen to strengthen instead of weaken as a safe haven. The Bank of Japan’s move to negative deposit rates was also met with skepticism, and equities fell. The Fund’s position was sold at a small loss. Likewise, a 5% position in iShares Currency Hedged MSCI Eurozone ETF (HEZU) was entered and sold on a similar thesis, however the loss was milder. There was an associated opportunity cost, as these positions were entered into from ETFs that invest in U.S. equities, which recovered, while the securities held within the ETFs that invest in Europe and Japan did not.

Top performers  |  U.S. equity ETFs, which included the SPDR S&P 500 ETF (SPY), an ETF that invests in large-cap securities, and the SPDR S&P Midcap 400 ETF (MDY), an ETF that invests in mid-cap securities, contributed to performance. U.S. bond ETFs which included the iShares MBS ETF (MBB), an ETF that invests in MBS agency bonds, and the iShares Core U.S. Aggregate Bond ETF (AGG), an ETF that invests in diversified U.S. bonds, added value as well. The iShares Gold Trust ETF (IAU), an ETF that invests in gold, was also a mild positive. The PM team believes that recession fears in the U.S., early in the year, proved overblown.

10

Description of Indices

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index includes U.S. government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250,000,000 or more of outstanding face value. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The MSCI All Country World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The index is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of 21 developed market country indices. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P MidCap 400® Index is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

11

Investment Portfolios

10.31.2016

EAGLE CAPITAL APPRECIATION FUND
COMMON STOCKS—99.3%	Shares	Value
Aerospace & defense—3.0%
General Dynamics Corp.	24,400	$3,678,056
Northrop Grumman Corp.	28,200	6,457,800

Air freight & logistics—0.5%
FedEx Corp.	10,300	1,795,496

Airlines—0.8%
Delta Air Lines, Inc.	35,400	1,478,658
JetBlue Airways Corp.*	77,900	1,361,692

Auto components—2.2%
Lear Corp.	41,200	5,058,536
The Goodyear Tire & Rubber Co.	83,300	2,418,199

Automobiles—0.4%
Thor Industries, Inc.	19,200	1,522,752

Beverages—4.4%
Constellation Brands, Inc., Class A	21,900	3,659,928
Molson Coors Brewing Co., Class B	41,100	4,266,591
PepsiCo, Inc.	66,821	7,163,211

Biotechnology—5.8%
AbbVie, Inc.	67,200	3,748,416
Amgen, Inc.	50,000	7,058,000
Biogen, Inc.*	5,800	1,625,044
Celgene Corp.*	27,200	2,779,296
Gilead Sciences, Inc.	60,600	4,461,978

Building products—1.4%
Owens Corning	95,100	4,638,978

Chemicals—1.2%
AdvanSix, Inc.*	1,175	18,756
LyondellBasell Industries N.V., Class A	53,100	4,224,105

Communications equipment—1.3%
Juniper Networks, Inc.	163,400	4,303,956

Containers & packaging—0.6%
Owens-Illinois, Inc.*	108,300	2,090,190

Diversified telecommunication—2.0%
AT&T, Inc.	101,181	3,722,449
Verizon Communications, Inc.	60,300	2,900,430

Food & staples retailing—3.1%
CVS Health Corp.	64,200	5,399,220
Wal-Mart Stores, Inc.	73,300	5,132,466

Food products—2.0%
Ingredion, Inc.	10,500	1,377,285
Pinnacle Foods, Inc.	53,300	2,740,686
Tyson Foods, Inc., Class A	37,700	2,671,045

Health care equipment & supplies—2.8%
Edwards Lifesciences Corp.*	60,300	5,741,766
The Cooper Companies, Inc.	21,700	3,820,068

Health care providers & services—5.0%
Aetna, Inc.	27,000	2,898,450
Cardinal Health, Inc.	37,200	2,555,268
Laboratory Corp. of America Holdings*	32,800	4,111,152
UnitedHealth Group, Inc.	52,100	7,363,293

Hotels, restaurants & leisure—0.8%
Wyndham Worldwide Corp.	41,300	2,719,192

COMMON STOCKS—99.3%	Shares	Value
Household durables—2.2%
D.R. Horton, Inc.	147,900	$4,263,957
Mohawk Industries, Inc.*	10,900	2,008,870
Whirlpool Corp.	6,900	1,033,758

Internet & direct marketing retail—3.1%
Amazon.com, Inc.*	13,200	10,425,624

Internet software & services—12.0%
Alphabet, Inc., Class A*	13,014	10,540,039
Alphabet, Inc., Class C*	13,512	10,600,704
eBay, Inc.*	154,000	4,390,540
Facebook, Inc., Class A*	116,600	15,273,434

IT services—8.0%
Amdocs Ltd.	34,300	2,004,835
Fiserv, Inc.*	38,000	3,742,240
FleetCor Technologies, Inc.*	12,300	2,156,190
Global Payments, Inc.	23,000	1,667,960
International Business Machines Corp.	22,500	3,458,025
MasterCard, Inc., Class A	89,930	9,624,309
Vantiv, Inc., Class A*	77,704	4,534,805

Life sciences tools & services—2.3%
Thermo Fisher Scientific, Inc.	37,300	5,484,219
Waters Corp.*	16,662	2,318,351

Machinery—1.8%
Ingersoll-Rand PLC	64,300	4,326,747
Oshkosh Corp.	31,400	1,679,900

Media—2.3%
Comcast Corp., Class A	71,700	4,432,494
The Walt Disney Co.	37,800	3,503,682

Metals & mining—2.1%
Newmont Mining Corp.	62,100	2,300,184
Steel Dynamics, Inc.	170,700	4,687,422

Pharmaceuticals—0.8%
Eli Lilly & Co.	36,807	2,717,829

Semiconductors & semiconductor equipment—6.3%
Applied Materials, Inc.	217,900	6,336,532
Intel Corp.	166,500	5,805,855
Lam Research Corp.	45,300	4,387,758
NVIDIA Corp.	66,700	4,746,372

Software—8.6%
Activision Blizzard, Inc.	60,600	2,616,102
Electronic Arts, Inc.*	63,400	4,978,168
Microsoft Corp.	297,500	17,826,200
Synopsys, Inc.*	66,000	3,914,460

Specialty retail—5.8%
Dick’s Sporting Goods, Inc.	59,600	3,316,740
Foot Locker, Inc.	55,400	3,699,058
Lowe’s Cos., Inc.	76,245	5,081,729
The Home Depot, Inc.	63,000	7,686,630

Technology hardware, storage & peripherals—4.8%
Apple, Inc.	143,866	16,334,546

Tobacco—1.3%
Reynolds American, Inc.	79,700	4,389,876

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2016

EAGLE CAPITAL APPRECIATION FUND (cont’d)
COMMON STOCKS—99.3%	Shares	Value
Trading companies & distributors—0.6%
HD Supply Holdings, Inc.*	59,500	$1,963,500
Total common stocks (cost $247,599,448)		337,222,052

MONEY MARKET FUNDS—0.4%
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares—0.27%#	1,314,181	1,314,181
Total money market funds (cost $1,314,181)		1,314,181

Total investment portfolio (cost $248,913,629)—99.7%‡		338,536,233

Other assets in excess of liabilities—0.3%		1,093,184

Total net assets—100.0%		$339,629,417

* Non-income producing security

# Annualized seven-day yield as of October 31, 2016.

‡ As of October 31, 2016, aggregate cost for federal income tax purposes was $249,322,109, Net unrealized appreciation (depreciation) on a tax-basis was $89,214,124, including aggregate gross unrealized appreciation and depreciation of $95,289,687 and $(6,075,563), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

Sector allocation (unaudited)
Sector	Percent of net assets
Information technology	41.0%
Consumer discretionary	16.8%
Health care	16.7%
Consumer staples	10.8%
Industrials	8.1%
Materials	3.9%
Telecommunication services	2.0%
Money market funds	0.4%

EAGLE GROWTH & INCOME FUND
COMMON STOCKS—98.8%	Shares	Value
Aerospace & defense—3.2%
Lockheed Martin Corp.	71,467	$17,608,039

Banks—9.1%
JPMorgan Chase & Co.	261,231	18,092,859
The PNC Financial Services Group, Inc.	182,742	17,470,135
Wells Fargo & Co.	320,532	14,747,678

Beverages—5.2%
PepsiCo, Inc.	149,654	16,042,909
The Coca-Cola Co.	298,559	12,658,901

Chemicals—2.3%
E.I. du Pont de Nemours & Co.	184,617	12,699,803

Communications equipment—2.7%
Cisco Systems, Inc.	496,384	15,229,061

COMMON STOCKS—98.8%	Shares	Value
Diversified telecommunication—2.7%
AT&T, Inc.	403,815	$14,856,354

Electric utilities—2.2%
PG&E Corp.	193,071	11,993,571

Equity real estate investment trusts (REITs)—4.1%
Camden Property Trust	95,970	7,815,797
Prologis, Inc.	165,333	8,623,769
Simon Property Group, Inc.	33,597	6,247,698

Food & staples retailing—3.0%
Sysco Corp.	341,579	16,436,781

Food products—2.4%
General Mills, Inc.	213,698	13,245,002

Health care equipment & supplies—4.7%
Abbott Laboratories	390,483	15,322,553
Medtronic PLC	132,856	10,896,849

Hotels, restaurants & leisure—4.0%
Carnival Corp.	238,974	11,733,623
McDonald’s Corp.	94,492	10,636,965

Household products—2.8%
The Procter & Gamble Co.	176,120	15,287,216

Industrial conglomerates—5.3%
3M Co.	68,963	11,399,584
Honeywell International, Inc.	164,913	18,087,658

Media—4.2%
Regal Entertainment Group, Class A	1,086,197	23,364,097

Multi-utilities—2.1%
Sempra Energy	106,462	11,402,080

Oil, gas & consumable fuels—9.1%
Chevron Corp.	165,137	17,298,101
Occidental Petroleum Corp.	245,270	17,882,636
TOTAL S.A., Sponsored ADR	315,037	15,039,866

Pharmaceuticals—11.1%
Johnson & Johnson	175,146	20,315,185
Merck & Co., Inc.	352,763	20,714,243
Pfizer, Inc.	644,612	20,440,646

Professional services—2.1%
Nielsen Holdings PLC	262,831	11,832,652

Road & rail—2.4%
Union Pacific Corp.	149,375	13,171,888

Software—4.2%
Microsoft Corp.	392,802	23,536,696

Specialty retail—2.9%
The Home Depot, Inc.	130,260	15,893,023

Technology hardware, storage & peripherals—3.9%
Apple, Inc.	188,183	21,366,298

Tobacco—3.1%
Altria Group, Inc.	256,861	16,983,649
Total common stocks (cost $425,947,413)		546,373,865

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolios

10.31.2016

EAGLE GROWTH & INCOME FUND (cont’d)
MONEY MARKET FUNDS—1.2%	Shares	Value
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.27%#	6,773,426	$6,773,426

Total money market funds (cost $6,773,426)		6,773,426

Total investment portfolio (cost $432,720,839)—100.0%‡		553,147,291

Liabilities in excess of other assets—0.0%		(2,325)

Total net assets—100.0%		$553,144,966

# Annualized seven-day yield as of October 31, 2016.

‡ As of October 31, 2016, aggregate cost for federal income tax purposes was $431,771,860. Net unrealized appreciation (depreciation) on a tax-basis was $121,375,431, including aggregate gross unrealized appreciation and depreciation of $131,127,291 and $(9,751,860), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales and non-REIT return of capital.

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer staples	16.4%
Health care	15.9%
Industrials	13.0%
Consumer discretionary	11.1%
Information technology	10.9%
Financials	9.1%
Energy	9.1%
Utilities	4.2%
Real estate	4.1%
Telecommunication services	2.7%
Materials	2.3%
Money market funds	1.2%

EAGLE INTERNATIONAL STOCK FUND
COMMON STOCKS—98.3%	Shares	Value
Australia—3.9%
AGL Energy Ltd.	10,202	$148,618
BlueScope Steel Ltd.	32,389	192,152
Evolution Mining Ltd.	30,402	53,613
Regis Resources Ltd.	36,349	91,670
Saracen Mineral Holdings Ltd.*	31,760	27,443
Sigma Pharmaceuticals Ltd.	27,459	27,711
St Barbara Ltd.*	21,445	43,770

Austria—0.2%
Erste Group Bank AG	962	30,167

Denmark—1.9%
Danske Bank A/S	4,441	137,000
DFDS A/S	1,265	61,123
Vestas Wind Systems A/S	1,215	97,341

COMMON STOCKS—98.3%	Shares	Value

Finland—0.5%
UPM-Kymmene OYJ	3,264	$75,926

France—10.0%
Atos S.A.	1,695	175,897
BNP Paribas S.A.	2,214	128,376
Cie de Saint-Gobain S.A.	949	42,139
Cie Generale des Etablissements Michelin	1,316	142,534
Credit Agricole S.A.	9,830	106,056
ENGIE S.A.	4,529	65,316
Faurecia S.A.	1,088	40,105
Ipsos S.A.	1,037	33,869
Nexans S.A.*	1,849	105,102
Orange S.A.	10,855	170,790
Renault S.A.	2,783	242,016
Societe Generale S.A.	2,138	83,399
Sopra Steria Group S.A.	228	23,195
TOTAL S.A.	3,156	151,189

Germany—12.1%
Allianz SE	999	155,949
BASF SE	405	35,753
Bayer AG	1,265	125,602
Bayerische Motoren Werke AG	894	77,998
Daimler AG	3,365	240,067
Deutsche Telekom AG	4,428	72,244
Fresenius SE & Co. KGaA	3,834	283,285
Grand City Properties S.A.	1,379	24,258
HeidelbergCement AG	784	74,165
Merck KGaA	2,290	235,711
Salzgitter AG	2,783	91,483
Siemens AG	2,331	264,843
Suedzucker AG	1,721	44,148
thyssenkrupp AG	3,606	83,671
Uniper SE*	1,645	21,895

Hong Kong—3.5%
CLP Holdings Ltd.	12,500	127,062
IGG, Inc.	116,000	84,555
Wheelock and Co. Ltd.	25,000	153,853
Xinyi Glass Holdings Ltd.	202,000	173,687

Ireland—0.5%
CRH PLC	2,492	80,901

Israel—2.3%
Israel Discount Bank Ltd., Class A*	39,183	71,965
Orbotech Ltd.*	3,800	104,120
Teva Pharmaceutical Industries Ltd.	3,113	130,017
Tower Semiconductor Ltd.*	2,745	42,408

Italy—3.5%
Banca Popolare dell’Emilia Romagna SC	10,362	48,692
Enel SpA	33,148	142,515
Eni SpA	13,386	194,262
Intesa Sanpaolo SpA	61,336	142,219

Japan—27.3%
Chubu Electric Power Co., Inc.	12,700	186,961
Cosmo Energy Holdings Co. Ltd.	6,300	82,333
Daito Trust Construction Co. Ltd.	1,300	217,852
Daiwa House Industry Co. Ltd.	6,300	172,913
Fuji Heavy Industries Ltd.	2,500	97,691

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2016

EAGLE INTERNATIONAL STOCK FUND (cont’d)
COMMON STOCKS—98.3%	Shares	Value
Japan (cont’d)
Fujitsu Ltd.	13,000	$77,105
Heiwa Corp.	2,500	58,728
ITOCHU Corp.	6,300	79,561
JFE Holdings, Inc.	5,100	73,096
JX Holdings, Inc.	30,300	119,720
Kajima Corp.	13,000	87,666
KDDI Corp.	3,800	115,494
Kohnan Shoji Co. Ltd.	2,500	49,451
KYOWA EXEO CORP.	5,200	78,080
Maeda Corp.	4,000	37,058
Marubeni Corp.	31,600	166,051
Matsumotokiyoshi Holdings Co. Ltd.	900	46,367
Medipal Holdings Corp.	10,100	172,571
Mitsubishi Chemical Holdings Corp.	12,100	79,448
Mitsubishi UFJ Financial Group, Inc.	32,900	169,758
Mizuho Financial Group, Inc.	29,100	48,997
Nichirei Corp.	3,400	74,347
Nippon Light Metal Holdings Co. Ltd.	25,300	57,608
Nippon Suisan Kaisha Ltd.	10,500	50,467
Nippon Telegraph & Telephone Corp.	3,800	168,480
NTT DOCOMO, Inc.	8,900	223,515
ORIX Corp.	11,400	180,649
Rengo Co. Ltd.	25,000	156,783
Resona Holdings, Inc.	16,400	72,693
Sekisui House Ltd.	2,300	38,005
Showa Denko KK	8,900	117,598
SoftBank Group Corp.	2,200	138,558
Sompo Holdings, Inc.	1,300	42,064
Sumitomo Corp.	11,400	131,061
Sumitomo Mitsui Financial Group, Inc.	2,500	86,679
The Gunma Bank Ltd.	8,300	39,631
Tohoku Electric Power Co., Inc.	8,900	109,042
Topre Corp.	1,300	30,103
Toyo Tire & Rubber Co. Ltd.	6,300	97,715
ZEON Corp.	13,000	118,756

Netherlands—4.0%
Aegon N.V.	16,549	71,590
AerCap Holdings N.V.*	5,100	209,661
ArcelorMittal N.V.*	7,136	48,218
Koninklijke Ahold Delhaize N.V.	1,822	41,564
NN Group N.V.	7,629	229,807

New Zealand—0.2%
Z Energy Ltd.	5,579	31,181

Norway—1.1%
Austevoll Seafood ASA	3,567	32,160
DNO ASA*	67,181	57,338
Leroy Seafood Group ASA	712	37,643
SalMar ASA	1,244	40,370

Singapore—1.1%
Singapore Telecommunications Ltd.	59,500	165,822

Spain—1.5%
Almirall S.A.	2,227	32,013
Banco Santander S.A.	6,857	33,600
Iberdrola S.A.	15,435	105,043
Repsol S.A.	3,922	54,761

Sweden—1.3%
Svenska Cellulosa AB SCA, Class B	6,959	197,099

COMMON STOCKS—98.3%	Shares	Value
Switzerland—4.0%
ABB Ltd.	1,379	$28,449
Geberit AG	76	32,131
Nestle S.A.	468	33,936
Novartis AG	3,454	245,122
Roche Holding AG	240	55,124
Swiss Re AG	2,227	206,692

United Kingdom—19.4%
Anglo American PLC*	8,581	119,098
AstraZeneca PLC	1,316	73,690
Aviva PLC	19,496	105,645
BAE Systems PLC	34,033	225,495
Barclays PLC	43,206	100,100
Bellway PLC	3,011	87,133
BP PLC	25,759	152,280
British American Tobacco PLC	3,834	219,739
BT Group PLC	21,508	98,723
GlaxoSmithKline PLC	17,434	344,398
HSBC Holdings PLC	21,913	165,031
Imperial Brands PLC	4,207	203,501
Investec PLC	8,034	49,861
John Wood Group PLC	5,187	48,754
National Grid PLC	5,339	69,449
Persimmon PLC	1,902	39,371
Reckitt Benckiser Group PLC	784	70,137
Royal Dutch Shell PLC, Class B	14,486	373,632
Shire PLC	4,669	263,625
WPP PLC	6,339	137,640
Total common stocks (cost $14,654,039)		14,911,126

MONEY MARKET FUNDS—1.6%
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.27%#	249,047	249,047
Total money market funds (cost $249,047)		249,047

Total investment portfolio (cost $14,903,086)—99.9%‡		15,160,173

Other assets in excess of liabilities—0.1%		13,413

Total net assets—100.0%		$15,173,586

* Non-income producing security

# Annualized seven-day yield as of October 31, 2016.

‡ As of October 31, 2016, aggregate cost for federal income tax purposes was $14,940,942, Net unrealized appreciation (depreciation) on a tax-basis was $219,231, including aggregate gross unrealized appreciation and depreciation of $1,184,306 and $(965,075), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolios

10.31.2016

EAGLE INTERNATIONAL STOCK FUND (cont’d)
Sector allocation (unaudited)
Sector	Percent of net assets
Financials	16.5%
Health care	13.1%
Industrials	10.9%
Materials	10.7%
Consumer discretionary	10.5%
Energy	8.3%
Telecommunication services	7.6%
Consumer staples	7.2%
Utilities	6.4%
Real estate	3.8%
Information technology	3.3%
Money market funds	1.6%

Industry allocation (unaudited)
Industry	Value	Percent of net assets
Banks	$1,464,362	9.7%
Pharmaceuticals	1,241,677	8.2%
Oil, gas & consumable fuels	1,216,696	8.0%
Metals & mining	881,822	5.8%
Insurance	811,747	5.4%
Diversified telecommunication services	676,059	4.5%
Electric utilities	670,623	4.4%
Automobiles	657,772	4.3%
Trading companies & distributors	586,334	3.9%
Real estate management & development	568,877	3.8%
Auto components	484,145	3.2%
Health care providers & services	483,567	3.2%
Wireless telecommunication services	477,567	3.1%
Tobacco	423,240	2.8%
Chemicals	351,555	2.3%
Food products	313,071	2.1%
Multi-utilities	283,383	1.9%
IT services	276,197	1.8%
Household products	267,236	1.8%
Industrial conglomerates	264,843	1.7%
Biotechnology	263,625	1.7%
Money market funds	249,047	1.6%
Electrical equipment	230,892	1.5%
Aerospace & defense	225,495	1.5%
Construction & engineering	202,804	1.3%
Diversified financial services	180,649	1.2%

Industry allocation (unaudited)
Industry	Value	Percent of net assets
Media	$171,509	1.1%
Household durables	164,509	1.1%
Containers & packaging	156,783	1.0%
Construction materials	155,066	1.0%
Electronic equipment, instruments & components	104,120	0.7%
Food & staples retailing	87,931	0.6%
Software	84,555	0.6%
Paper & forest products	75,926	0.5%
Building products	74,269	0.5%
Marine	61,123	0.4%
Leisure products	58,728	0.4%
Capital markets	49,861	0.3%
Specialty retail	49,451	0.3%
Energy equipment & services	48,754	0.3%
Semiconductors & semiconductor equipment	42,408	0.3%
Independent power & renewable electricity producers	21,895	0.1%

EAGLE INVESTMENT GRADE BOND FUND	Principal amount	Value
CORPORATE BONDS—64.1%
Domestic—57.8%
Auto manufacturers—4.1%
Ford Motor Credit Co. LLC, 2.02%, 05/03/19	$250,000	$249,796
General Motors Financial Co, Inc., 3.20%, 07/06/21	250,000	252,578
Hyundai Capital America,
144A, 2.40%, 10/30/18 (a)	250,000	252,935
144A, 2.45%, 06/15/21 (a)	250,000	251,637
Nissan Motor Acceptance Corp., 144A, 1.90%, 09/14/21 (a)	500,000	493,809
Toyota Motor Credit Corp., FRN, 1.27%, 01/17/19	500,000	500,325

Banks—7.3%
BankUnited, Inc., 4.88%, 11/17/25	250,000	253,756
BB&T Corp., 2.45%, 01/15/20	250,000	254,876
Capital One NA, 2.40%, 09/05/19	250,000	253,751
Citizens Bank NA, 2.45%, 12/04/19	250,000	253,314
First Tennessee Bank NA, 2.95%, 12/01/19	250,000	253,498
JPMorgan Chase & Co.,
2.30%, 08/15/21	250,000	249,946
2.55%, 03/01/21	250,000	253,803
Manufacturer & Traders Trust Co., 2.30%, 01/30/19	250,000	253,589
PNC Bank NA, 2.30%, 06/01/20	250,000	253,968
Regions Financial Corp., 3.20%, 02/08/21	250,000	259,502
SunTrust Banks, Inc., 2.90%, 03/03/21	250,000	258,771
The Huntington National Bank, 2.40%, 04/01/20	250,000	252,871
US Bank NA, FRN, 1.37%, 10/28/19	500,000	500,451

Beverages—1.5%
Anheuser Busch InBev Finance, Inc., 3.65%, 02/01/26	250,000	263,666
Dr Pepper Snapple Group, Inc., 2.55%, 09/15/26	250,000	243,815
PepsiCo, Inc., FRN, 1.13%, 10/04/19	250,000	249,919

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2016

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
CORPORATE BONDS—64.1%	Principal amount	Value
Biotechnology—1.1%
Biogen, Inc., 2.90%, 09/15/20	$150,000	$154,762
Celgene Corp., 3.95%, 10/15/20	135,000	145,101
Gilead Sciences, Inc., 1.95%, 03/01/22	250,000	248,098

Building products—0.5%
Lennox International, Inc., 3.00%, 11/15/23	250,000	249,698

Capital markets—3.8%
Intercontinental Exchange, Inc., 2.75%, 12/01/20	250,000	258,205
Legg Mason, Inc., 2.70%, 07/15/19	59,000	60,057
Moody’s Corp., 2.75%, 07/15/19	250,000	256,065
Nasdaq, Inc., 5.25%, 01/16/18	500,000	521,414
S&P Global, Inc., 2.50%, 08/15/18	250,000	253,616
The Goldman Sachs Group, Inc.,
2.63%, 04/25/21	250,000	253,018
2.88%, 02/25/21	250,000	255,249

Communications equipment—1.2%
Cisco Systems, Inc., 1.85%, 09/20/21	500,000	498,336
Juniper Networks, Inc., 3.13%, 02/26/19	100,000	102,496

Computers—0.5%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144A, 4.42%, 06/15/21 (a)	250,000	261,678

Consumer finance—0.5%
Synchrony Financial, 3.00%, 08/15/19	250,000	255,131

Diversified telecommunication services—0.6%
AT&T, Inc., 5.88%, 10/01/19	250,000	276,925

Electric—1.6%
Exelon Generation Co. LLC, 5.20%, 10/01/19	250,000	273,442
NextEra Energy Capital Holdings, Inc., 2.70%, 09/15/19	250,000	256,718
PSEG Power LLC, 5.13%, 04/15/20	210,000	228,971

Electronic equipment, instruments & components—1.1%
Amphenol Corp., 3.13%, 09/15/21	250,000	258,488
FLIR Systems, Inc., 3.13%, 06/15/21	250,000	255,763

Equity real estate investment trusts (REITs)—1.6%
American Tower Corp., 3.30%, 02/15/21	250,000	259,085
Omega Healthcare Investors, Inc., 4.38%, 08/01/23	250,000	255,625
Ventas Realty LP, 3.13%, 06/15/23	250,000	253,675

Food—0.5%
Kraft Heinz Foods Co., 2.80%, 07/02/20	250,000	257,461

Food products—1.6%
Ingredion, Inc., 1.80%, 09/25/17	250,000	250,945
Mead Johnson Nutrition Co., 3.00%, 11/15/20	250,000	258,249
The J.M. Smucker Co., 2.50%, 03/15/20	250,000	255,182

Health care equipment & supplies—1.3%
CareFusion Corp., 6.38%, 08/01/19	103,000	115,281
Edwards Lifesciences Corp., 2.88%, 10/15/18	250,000	255,596
St. Jude Medical, Inc., 2.80%, 09/15/20	100,000	102,654
Zimmer Biomet Holdings, Inc., 2.70%, 04/01/20	178,000	181,075

Health care providers & services—2.1%
Aetna, Inc., 3.95%, 09/01/20	250,000	266,925
Express Scripts Holding Co., 3.90%, 02/15/22	250,000	267,323
Owens & Minor, Inc., 3.88%, 09/15/21	500,000	514,593

CORPORATE BONDS—64.1%	Principal amount	Value
Insurance—4.3%
Assurant, Inc., 2.50%, 03/15/18	$500,000	$505,055
Berkshire Hathaway Finance Corp., FRN, 1.08%, 08/15/19	500,000	500,682
Chubb INA Holdings, Inc., 2.30%, 11/03/20	250,000	255,101
Metropolitan Life Global Funding I, 144A, 2.30%, 04/10/19 (a)	500,000	507,886
TIAA Asset Management Finance Co. LLC, 144A, 4.13%, 11/01/24 (a)	335,000	347,618

IT services—1.9%
Broadridge Financial Solutions, Inc., 3.95%, 09/01/20	250,000	263,433
Fidelity National Information Services, Inc., 2.25%, 08/15/21	250,000	249,979
Fiserv, Inc., 4.63%, 10/01/20	100,000	108,954
Total System Services, Inc., 2.38%, 06/01/18	300,000	301,889

Leisure products—0.5%
Mattel, Inc., 2.35%, 08/15/21	250,000	250,202

Life sciences tools & services—0.5%
Thermo Fisher Scientific, Inc., 3.00%, 04/15/23	250,000	253,831

Machinery—0.5%
Illinois Tool Works, Inc., 2.65%, 11/15/26	250,000	249,213

Machinery-diversified—0.3%
John Deere Capital Corp., FRN, 1.26%, 10/09/19	150,000	149,914

Media—2.1%
Discovery Communications LLC, 5.63%, 08/15/19	200,000	218,022
Scripps Networks Interactive, Inc., 2.80%, 06/15/20	250,000	254,995
The Interpublic Group of Cos., Inc., 4.20%, 04/15/24	291,000	310,965
Time Warner Cable LLC, 5.00%, 02/01/20	250,000	269,420

Multi-utilities—0.7%
CenterPoint Energy, Inc., 6.50%, 05/01/18	100,000	106,589
Sempra Energy, 1.63%, 10/07/19	250,000	249,504

Oil & gas services—0.5%
Schlumberger Holdings Corp., 144A, 3.00%, 12/21/20 (a)	250,000	259,268

Oil, gas & consumable fuels—2.4%
HollyFrontier Corp., 5.88%, 04/01/26	250,000	265,689
Kinder Morgan Energy Partners LP, 2.65%, 02/01/19	250,000	253,024
Magellan Midstream Partners LP, 6.55%, 07/15/19	250,000	279,082
ONEOK Partners LP, 3.80%, 03/15/20	100,000	104,264
Williams Partners LP, 5.25%, 03/15/20	250,000	270,447

Pharmaceuticals—1.1%
Bayer US Finance LLC, 144A, 3.00%, 10/08/21 (a)	500,000	515,528

Pipelines—0.6%
Enterprise Products Operating LLC, 4.05%, 02/15/22	250,000	269,811

Private equity—0.5%
Apollo Management Holdings LP, 144A, 4.40%, 05/27/26 (a)	250,000	258,299

Professional services—0.8%
The Dun & Bradstreet Corp., 4.00%, 06/15/20	100,000	104,022
Verisk Analytics, Inc., 5.80%, 05/01/21	250,000	284,848

Road & rail—0.3%
Ryder System, Inc., 2.65%, 03/02/20	150,000	152,873

Semiconductors & semiconductor equipment—1.0%
KLA-Tencor Corp., 3.38%, 11/01/19	250,000	257,993
NVIDIA Corp., 2.20%, 09/16/21	250,000	249,291

The accompanying notes are an integral part of the financial statements.	17

Investment Portfolios

10.31.2016

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
CORPORATE BONDS—64.1%	Principal amount	Value
Software—3.7%
Activision Blizzard, Inc., 144A, 2.30%, 09/15/21 (a)	$250,000	$248,673
CA, Inc.,
2.88%, 08/15/18	250,000	255,078
5.38%, 12/01/19	250,000	275,891
Electronic Arts, Inc., 3.70%, 03/01/21	250,000	264,634
Intuit, Inc., 5.75%, 03/15/17	250,000	254,227
Oracle Corp., FRN, 1.46%, 01/15/19	500,000	503,734

Specialty retail—1.6%
AutoNation, Inc., 6.75%, 04/15/18	250,000	266,837
Home Depot, Inc., 2.13%, 09/15/26	100,000	96,490
O’Reilly Automotive, Inc., 3.80%, 09/01/22	397,000	417,509

Technology hardware, storage & peripherals—3.1%
Apple, Inc., FRN, 0.91%, 08/02/19	500,000	499,998
EMC Corp., 1.88%, 06/01/18	250,000	246,556
Hewlett Packard Enterprise Co., 144A, 2.70%, 10/05/17 (a)	250,000	252,596
HP, Inc., 4.65%, 12/09/21	250,000	273,056
NetApp, Inc., 3.38%, 06/15/21	250,000	260,126

Trading companies & distributors—0.5%
Air Lease Corp., 2.63%, 09/04/18	250,000	253,112
Total domestic corporate bonds (cost $27,985,199)		28,373,684

Foreign—6.3%
Aerospace & defense—0.4%
Rolls-Royce PLC, 144A, 2.38%, 10/14/20 (a)	200,000	202,516

Auto components—1.1%
Delphi Automotive PLC, 3.15%, 11/19/20	497,000	512,221

Banks—1.0%
National Australia Bank Ltd., 144A, 2.25%, 07/01/19 (a)	250,000	253,269
Royal Bank Of Canada, 2.10%, 10/14/20	250,000	253,188

Electronics—0.3%
Tyco Electronics Group S.A., 2.38%, 12/17/18	150,000	152,312

Food—0.5%
Mondelez International Holdings Netherlands BV, 144A, 2.00%, 10/28/21 (a)	250,000	247,866

Food products—0.5%
Danone SA, 144A, 2.59%, 11/02/23 (a)	250,000	250,177

Insurance—0.5%
Trinity Acquisition PLC, 3.50%, 09/15/21	250,000	257,197

Internet software & services—0.5%
Tencent Holdings Ltd., 144A, 2.88%, 02/11/20 (a)	250,000	255,601

Media—0.5%
Sky PLC, 144A, 9.50%, 11/15/18 (a)	205,000	235,254

Pharmaceuticals—1.0%
Mylan NV, 144A, 2.50%, 06/07/19 (a)	250,000	252,797
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/21	250,000	248,296
Total foreign corporate bonds (cost $3,098,643)		3,120,694

Total corporate bonds (cost $31,083,842)		31,494,378

MORTGAGE AND ASSET-BACKED SECURITIES—24.3%	Principal amount	Value
Asset Backed Securities—4.4%
Citibank Credit Card Issuance Trust, Series 2008-A1, Class A-1, 5.35%, 02/07/20	$415,000	$436,422
Ford Credit Auto Owners Trust, Series 2015-A, Class A-4, 1.64%, 06/15/20	350,000	352,161
Hyundai Auto Receivables Trust, Series 2014-A, Class B, 1.73%, 08/15/19	1,000,000	1,000,779
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A-4,1.69%, 12/15/20	350,000	352,669

Federal agency mortgage-backed obligations—19.9%
Fannie Mae Pool,
Series 0323, Class AS, 2.50%, 08/01/23	398,762	410,490
Series 0798, Class AK, 3.50%, 01/01/27	385,026	406,774
Series 1895, Class MA, 2.50%, 05/01/24	339,835	349,830
Series 1935, Class MA, 3.00%, 06/01/24	329,287	344,595
Series 2020, Class MA, 2.50%, 09/01/24	343,999	354,117
Series 2126, Class MA, 3.50%, 12/01/24	496,078	524,254
Series 2154, Class MA, 3.00%, 01/01/25	395,988	414,397
Series 2185, Class MA, 3.00%, 02/01/25	349,569	365,820
Series 2233, Class MA, 2.50%, 04/01/25	371,612	382,542
Series 2239, Class MA, 3.00%, 04/01/25	732,284	766,327
Series 2570, Class MA, 3.00%, 03/01/26	553,023	579,078
Series 2612, Class MA, 2.50%, 05/01/26	505,178	520,510
Series 7446, Class AA, 4.00%, 06/01/24	163,185	173,887
Freddie Mac Gold Pool,
Series 13368, Class G, 6.00%, 11/01/23	339,763	365,680
Series 18509, Class G, 3.50%, 04/01/29	459,493	486,650
Series 18513, Class G, 3.50%, 05/01/29	377,874	400,208
Series 18519, Class G, 3.50%, 07/01/29	826,650	875,508
Series 18592, Class G, 3.00%, 03/01/31	549,678	575,919
Series 18597, Class G, 3.50%, 04/01/31	690,444	731,251
Ginnie Mae I Pool, Series 783112, 5.50%, 09/15/22	250,737	265,428
Ginnie Mae II Pool, Series 5107, 4.00%, 07/20/26	432,977	459,902
Total mortgage and asset-backed securities (cost $11,801,262)		11,895,198

FOREIGN GOVERNMENT BONDS—0.3%
Province of Alberta Canada, 144A, 1.75%, 08/26/20 (a)	150,000	151,080
Total foreign government bonds (cost $149,308)		151,080

U.S. TREASURIES—3.6%
U.S. Treasury Notes,
2.25%, 11/15/25	1,250,000	1,297,070
2.63%, 04/30/18	450,000	462,094
Total U.S. Treasuries (cost $1,766,066)		1,759,164

U.S. GOVERNMENT AGENCY SECURITIES—2.2%
Fannie Mae, 1.00%, 10/24/19	250,000	249,381
Private Export Funding Corp., 4.30%, 12/15/21	750,000	849,820
Total U.S. Government agency securities (cost $1,092,317)		1,099,201

18	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2016

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
SUPRANATIONAL BANKS—5.1%	Principal amount	Value
Inter-American Development Bank,
1.75%, 10/15/19	$1,000,000	$1,015,175
1.88%, 06/16/20	500,000	508,856
International Bank for Reconstruction & Development, FRN, 0.98%, 10/13/20	1,000,000	999,985
Total supranational banks (cost $2,495,090)		2,524,016

MONEY MARKET FUNDS—1.5%	Shares
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.27%#	755,604	755,604
Total money market funds (cost $755,604)		755,604

Total investment portfolio (cost $49,143,489)—101.1%‡		49,678,641

Liabilities in excess of other assets—(1.1)%		(549,905)

Total net assets—100.0%		$49,128,736

(a) Restricted securities deemed to be liquid for purpose of compliance limitations on holdings of illiquid securities. At October 31, 2016, these securities aggregated $5,498,487 or 11.2% of the net assets of the Fund.

#Annualized seven-day yield as of October 31, 2016.

‡ As of October 31, 2016, aggregate cost for federal income tax purposes was $49,145,855, Net unrealized appreciation (depreciation) on a tax-basis was $532,786, including aggregate gross unrealized appreciation and depreciation of $589,980 and $(57,194), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

FRN—Floating rate notes set their interest rates on a semiannual or quarterly basis. Rate shown was as of October 31, 2016.

Credit quality breakdown (unaudited)*
Rating	Percent of net assets
AAA/Aaa	35.7%
AA/Aa	9.2%
A/A	16.8%
BBB/Baa	37.4%
BB/Ba	0.5%
Not rated	0.0%

* The table depicts the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings Inc. (“Fitch”), each of which is a widely used independent nationally recognized statistical rating organization (“NRSRO”). NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund’s investments. These credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Securities may be rated by other NRSROs and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the Fund’s portfolio investment process. Credit quality ratings are subject to change without notice.

For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage. Eagle Asset Management, Inc. (“Manager”) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch appear in the table as “Not rated.” However, these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the Fund, and reflected in the table above, as being rated AAA and Aaa for credit quality purposes.

EAGLE MID CAP GROWTH FUND
COMMON STOCKS—99.0%	Shares	Value
Aerospace & defense—1.0%
Hexcel Corp.	311,742	$14,181,144

Airlines—2.1%
Delta Air Lines, Inc.	410,503	17,146,710
Southwest Airlines Co.	293,333	11,747,987

Banks—0.9%
Signature Bank*	107,196	12,923,550

Beverages—4.3%
Constellation Brands, Inc., Class A	258,453	43,192,665
Monster Beverage Corp.*	108,135	15,608,206

Biotechnology—0.7%
BioMarin Pharmaceutical, Inc.*	116,695	9,396,281

Building products—2.8%
A.O. Smith Corp.	299,368	13,522,453
Allegion PLC	165,008	10,534,111
Fortune Brands Home & Security, Inc.	264,253	14,436,141

Capital markets—4.5%
Ameriprise Financial, Inc.	208,807	18,456,451
FactSet Research Systems, Inc.	79,098	12,238,043
Moody’s Corp.	146,299	14,705,975
TD Ameritrade Holding Corp.	456,665	15,622,509

Chemicals—2.0%
Huntsman Corp.	570,755	9,674,297
The Scotts Miracle-Gro Co., Class A	81,208	7,153,613
The Sherwin-Williams Co.	44,003	10,774,575

Commercial services & supplies—2.9%
Waste Connections, Inc.	520,236	39,126,950

Communications equipment—1.5%
Juniper Networks, Inc.	439,019	11,563,761
Palo Alto Networks, Inc.*	60,311	9,277,641

Construction materials—1.9%
Martin Marietta Materials, Inc.	137,788	25,543,139

Diversified telecommunication services—1.8%
SBA Communications Corp., Class A*	221,878	25,134,340

Electrical equipment—2.2%
Acuity Brands, Inc.	74,410	16,635,844
Sensata Technologies Holding N.V.*	374,614	13,384,958

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolios

10.31.2016

EAGLE MID CAP GROWTH FUND (cont’d)
COMMON STOCKS—99.0%	Shares	Value
Electronic equipment, instruments & components—2.8%
Amphenol Corp., Class A	225,639	$14,876,379
Coherent, Inc.*	131,698	13,712,396
IPG Photonics Corp.*	108,071	10,483,968

Equity real estate investment trusts (REITs)—3.3%
Brixmor Property Group, Inc.	670,356	17,040,450
Crown Castle International Corp.	186,171	16,939,699
Equity Residential	190,694	11,775,354

Food products—1.4%
The WhiteWave Foods Co.*	364,468	19,859,861

Health care equipment & supplies—8.2%
ABIOMED, Inc.*	84,991	8,923,205
Align Technology, Inc.*	118,553	10,186,074
CR Bard, Inc.	57,614	12,483,802
DexCom, Inc.*	92,921	7,270,139
Edwards Lifesciences Corp.*	192,424	18,322,613
Intuitive Surgical, Inc.*	34,228	23,003,954
The Cooper Companies, Inc.	81,221	14,298,145
West Pharmaceutical Services, Inc.	126,417	9,611,484
Zimmer Biomet Holdings, Inc.	84,387	8,894,390

Health care providers & services—3.5%
AmerisourceBergen Corp.	86,647	6,093,017
Centene Corp.*	250,274	15,637,119
Cigna Corp.	63,518	7,547,844
Laboratory Corp. of America Holdings*	52,205	6,543,375
VCA, Inc.*	195,143	11,993,489

Health care technology—0.5%
Cerner Corp.*	123,830	7,253,961

Hotels restaurants & leisure—5.1%
Dominos Pizza, Inc.	97,381	16,480,760
ILG, Inc.	508,748	8,333,292
Marriott International, Inc., Class A	146,390	10,057,021
Royal Caribbean Cruises Ltd.	375,140	28,837,012
Vail Resorts, Inc.	38,032	6,063,822

Household durables—3.2%
Harman International Industries, Inc.	317,865	25,337,019
Lennar Corp., Class A	431,801	18,001,784

Household products—1.9%
Church & Dwight Co., Inc.	545,956	26,347,837

Internet & direct marketing retail—1.8%
Liberty Interactive Corp. QVC Group, Class A*	966,079	17,862,801
TripAdvisor, Inc.*	103,534	6,675,872

Internet software & services—2.0%
CoStar Group, Inc.*	58,245	10,898,805
LinkedIn Corp., Class A*	51,032	9,675,667
Twitter, Inc.*	361,093	6,481,619

IT services—0.7%
FleetCor Technologies, Inc.*	52,050	9,124,365

Leisure products—0.7%
Brunswick Corp.	235,526	10,245,381

Life sciences tools & services—0.8%
Illumina, Inc.*	84,544	11,509,820

COMMON STOCKS—99.0%	Shares	Value
Machinery—1.7%
The Middleby Corp.*	98,200	$11,009,202
WABCO Holdings, Inc.*	127,597	12,563,201

Media—3.0%
Lions Gate Entertainment Corp.	546,122	11,119,044
Sirius XM Holdings, Inc.*	7,119,229	29,687,185

Multiline retail—1.3%
Dollar Tree, Inc.*	120,860	9,130,973
Macy’s, Inc.	226,523	8,265,824

Oil, gas & consumable fuels—3.0%
Diamondback Energy, Inc.*	237,640	21,694,155
RSP Permian, Inc.*	536,477	19,366,820

Pharmaceuticals—0.9%
Zoetis, Inc.	268,303	12,824,883

Professional services—2.3%
IHS Markit Ltd.*	467,927	17,215,034
Verisk Analytics, Inc.*	169,493	13,822,154

Road & rail—0.7%
Old Dominion Freight Line, Inc.*	129,111	9,642,009

Semiconductors & semiconductor equipment—4.8%
Lam Research Corp.	116,449	11,279,250
Microchip Technology, Inc.	293,047	17,743,996
Micron Technology, Inc.*	805,022	13,814,178
NVIDIA Corp.	320,946	22,838,517

Software—8.0%
ANSYS, Inc.*	146,020	13,338,927
Autodesk, Inc.*	230,722	16,676,586
Cadence Design Systems, Inc.*	387,598	9,914,757
Electronic Arts, Inc.*	196,762	15,449,752
ServiceNow, Inc.*	122,880	10,802,381
Splunk, Inc.*	285,520	17,185,449
Synopsys, Inc.*	213,577	12,667,252
Tableau Software, Inc., Class A*	126,833	6,094,325
The Ultimate Software Group, Inc.*	39,102	8,250,131

Specialty retail—6.1%
AutoZone, Inc.*	17,675	13,117,678
Burlington Stores, Inc.*	313,503	23,493,915
O’Reilly Automotive, Inc.*	60,492	15,996,504
Sally Beauty Holdings, Inc.*	833,185	21,612,819
Ulta Salon, Cosmetics & Fragrance, Inc.*	41,662	10,138,031

Technology hardware, storage & peripherals—1.0%
Seagate Technology PLC	383,444	13,155,964

Trading companies & distributors—1.7%
AerCap Holdings N.V.*	277,997	11,428,457
United Rentals, Inc.*	151,635	11,472,704
Total common stocks (cost $1,114,611,313)		1,359,476,996

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2016

EAGLE MID CAP GROWTH FUND (cont’d)
MONEY MARKET FUNDS—1.6%	Shares	Value
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.27%#	22,048,050	$22,048,050
Total money market funds (cost $22,048,050)		22,048,050

Total investment portfolio (cost $1,136,659,363)—100.6%‡		1,381,525,046

Liabilities in excess of other assets—(0.6)%		(8,432,549)

Total net assets—100.0%		$1,373,092,497

* Non-income producing security

# Annualized seven-day yield as of October 31, 2016.

‡ As of October 31, 2016, aggregate cost for federal income tax purposes was $1,141,462,922, Net unrealized appreciation (depreciation) on a tax-basis was $240,062,124, including aggregate gross unrealized appreciation and depreciation of $303,161,042 and $(63,098,918), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer discretionary	21.2%
Information technology	20.8%
Industrials	17.3%
Health care	14.7%
Consumer staples	7.6%
Financials	5.4%
Materials	3.9%
Real estate	3.3%
Energy	3.0%
Telecommunication services	1.8%
Money market funds	1.6%

EAGLE MID CAP STOCK FUND
COMMON STOCKS—97.5%	Shares	Value
Aerospace & defense—1.5%
B/E Aerospace, Inc.	37,238	$2,216,406
Rockwell Collins, Inc.	19,276	1,625,352

Auto components—0.9%
Delphi Automotive PLC	36,644	2,384,425

Banks—4.3%
First Republic Bank	41,265	3,071,354
Signature Bank*	39,967	4,818,421
Zions Bancorporation	94,289	3,037,049

Beverages—2.4%
Constellation Brands, Inc., Class A	36,703	6,133,805

Capital markets—2.3%
Lazard Ltd., Class A	95,345	3,476,279
NASDAQ, Inc.	39,024	2,496,365

Chemicals—0.8%
NewMarket Corp.	4,918	1,971,675

COMMON STOCKS—97.5%	Shares	Value
Commercial services & supplies—2.3%
Stericycle, Inc.*	32,910	$2,635,762
Waste Connections, Inc.	42,392	3,188,302

Communications equipment—0.9%
F5 Networks, Inc.*	17,097	2,362,976

Construction & engineering—1.2%
Quanta Services, Inc.*	102,009	2,932,759

Consumer finance—1.7%
Discover Financial Services	74,641	4,204,528

Containers & packaging—2.8%
Berry Plastics Group, Inc.*	76,023	3,326,006
Crown Holdings, Inc.*	71,448	3,876,054

Distributors—1.5%
LKQ Corp.*	120,747	3,897,713

Electrical equipment—2.8%
Acuity Brands, Inc.	9,848	2,201,718
AMETEK, Inc.	114,323	5,041,644

Electronic equipment, instruments & components—4.0%
Amphenol Corp., Class A	57,988	3,823,149
Cognex Corp.	56,025	2,890,890
FLIR Systems, Inc.	103,290	3,400,307

Energy equipment & services—1.2%
Core Laboratories N.V.	20,043	1,943,570
Weatherford International PLC*	214,803	1,035,350

Equity real estate investment trusts (REITs)—5.2%
Boston Properties, Inc.	24,512	2,953,206
Duke Realty Corp.	76,436	1,998,801
Equinix, Inc.	5,685	2,031,137
Essex Property Trust, Inc.	11,159	2,389,030
Extra Space Storage, Inc.	34,625	2,532,819
Hudson Pacific Properties, Inc.	41,315	1,389,010

Food products—1.1%
The WhiteWave Foods Co.*	51,510	2,806,780

Health care equipment & supplies—5.9%
DENTSPLY SIRONA, Inc.	68,079	3,919,308
Edwards Lifesciences Corp.*	17,999	1,713,865
STERIS PLC	39,235	2,621,682
Teleflex, Inc.	17,240	2,467,561
The Cooper Companies, Inc.	16,296	2,868,748
Varian Medical Systems, Inc.*	15,127	1,372,473

Health care providers & services—3.9%
Centene Corp.*	44,553	2,783,671
Laboratory Corp. of America Holdings*	40,684	5,099,333
MEDNAX, Inc.*	34,056	2,085,930

Hotels, restaurants & leisure—2.3%
Panera Bread Co., Class A*	16,748	3,194,848
Wyndham Worldwide Corp.	39,934	2,629,255

Household durables—1.6%
Mohawk Industries, Inc.*	22,553	4,156,518

Household products—2.5%
Church & Dwight Co., Inc.	60,651	2,927,017
Spectrum Brands Holdings, Inc.	26,139	3,535,039

Industrial conglomerates—1.5%
Roper Technologies, Inc.	22,645	3,924,605

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolios

10.31.2016

EAGLE MID CAP STOCK FUND (cont’d)
COMMON STOCKS—97.5%	Shares	Value
Insurance—5.8%
Arch Capital Group Ltd.*	52,717	$4,110,344
Arthur J Gallagher & Co.	120,005	5,787,841
Reinsurance Group of America, Inc.	44,516	4,801,496

Internet & direct marketing retail—0.7%
Liberty Interactive Corp., QVC Group, Class A*	91,598	1,693,647

IT services—3.5%
Amdocs Ltd.	40,093	2,343,436
Fiserv, Inc.*	53,531	5,271,733
Gartner, Inc.*	16,623	1,430,243

Life sciences tools & services—1.3%
Agilent Technologies, Inc.	76,251	3,322,256

Machinery—3.3%
Snap-on, Inc.	31,823	4,903,925
The Middleby Corp.*	32,120	3,600,973

Media—1.1%
Omnicom Group, Inc.	33,852	2,702,067

Metals & mining—1.0%
Reliance Steel & Aluminum Co.	38,108	2,621,068

Multiline retail—0.9%
Dollar Tree, Inc.*	29,838	2,254,261

Multi-utilities—1.0%
CMS Energy Corp.	61,845	2,606,767

Oil, gas & consumable fuels—4.7%
Cimarex Energy Co.	27,380	3,535,579
Concho Resources, Inc.*	25,889	3,286,350
Noble Energy, Inc.	81,651	2,814,510
Range Resources Corp.	71,955	2,431,360

Pharmaceuticals—1.4%
Zoetis, Inc.	76,216	3,643,125

Professional services—1.0%
Verisk Analytics, Inc.*	31,638	2,580,079

Road & rail—2.1%
Genesee & Wyoming, Inc., Class A*	40,010	2,718,279
J.B. Hunt Transport Services, Inc.	31,705	2,587,445

Semiconductors & semiconductor equipment—3.0%
Analog Devices, Inc.	27,582	1,768,006
Microchip Technology, Inc.	67,876	4,109,892
Skyworks Solutions, Inc.	23,524	1,809,936

Software—6.3%
ANSYS, Inc.*	50,303	4,595,179
Manhattan Associates, Inc.*	46,775	2,368,686
Nice Ltd., Sponsored ADR	85,608	5,690,364
The Ultimate Software Group, Inc.*	16,334	3,446,311

Specialty retail—2.5%
Tractor Supply Co.	52,915	3,314,066
Ulta Salon, Cosmetics & Fragrance, Inc.*	12,626	3,072,411

Textiles, apparel & luxury goods—2.5%
Hanesbrands, Inc.	141,763	3,643,309
PVH Corp.	25,442	2,721,785

Trading companies & distributors—0.8%
Fastenal Co.	50,506	1,968,724
Total common stocks (cost $206,951,028)		248,947,948

MONEY MARKET FUNDS—2.1%	Shares	Value
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.27%#	5,288,835	$5,288,835
Total money market funds (cost $5,288,835)		5,288,835

Total investment portfolo (cost $212,239,863)—99.6%‡		254,236,783

Other assets in excess of liabilities—0.4%		1,120,916

Total net assets—100.0%		$255,357,699

* Non-income producing security

# Annualized seven-day yield as of October 31, 2016.

‡ As of October 31, 2016, aggregate cost for federal income tax purposes was $213,429,965. Net unrealized appreciation (depreciation) on a tax-basis was $40,806,818, including aggregate gross unrealized appreciation and depreciation of $49,832,194 and $(9,025,376), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Information technology	17.8%
Industrials	16.5%
Financials	14.0%
Consumer discretionary	14.0%
Health care	12.5%
Consumer staples	6.0%
Energy	5.9%
Real estate	5.2%
Materials	4.6%
Money market funds	2.1%
Utilities	1.0%

EAGLE SMALL CAP GROWTH FUND
COMMON STOCKS—98.6%	Shares	Value
Aerospace & defense—1.2%
Hexcel Corp.	1,056,896	$48,078,199

Air freight & logistics—0.1%
Echo Global Logistics, Inc.*	239,149	5,069,959

Airlines—1.4%
JetBlue Airways Corp.*	3,182,124	55,623,528

Banks—2.7%
Bank of the Ozarks, Inc.	928,717	34,325,380
Synovus Financial Corp.	1,531,003	50,630,269
UMB Financial Corp.	387,479	24,043,072

Biotechnology—6.1%
Acceleron Pharma, Inc.*	593,395	16,632,862
Acorda Therapeutics, Inc.*	1,127,320	19,953,564
Aimmune Therapeutics, Inc.*	1,467,197	23,885,967
Akebia Therapeutics, Inc.*	1,948,603	14,653,495
Alder Biopharmaceuticals, Inc.*	730,696	17,719,378

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2016

EAGLE SMALL CAP GROWTH FUND (cont’d)
COMMON STOCKS—98.6%	Shares	Value
Biotechnology (cont’d)
Atara Biotherapeutics, Inc.*	841,151	$10,766,733
Exact Sciences Corp.*	730,169	11,376,033
Lexicon Pharmaceuticals, Inc.*	1,575,009	23,357,384
Neurocrine Biosciences, Inc.*	551,582	24,142,744
Ophthotech Corp.*	341,587	12,235,646
Sage Therapeutics, Inc.*	451,097	19,640,763
Sarepta Therapeutics, Inc.*	402,914	15,810,345
TESARO, Inc.*	174,377	21,078,692
Ultragenyx Pharmaceutical, Inc.*	295,409	17,426,177

Building products—1.2%
Builders FirstSource, Inc.*	1,809,270	17,495,641
Trex Co., Inc.*	625,000	33,631,250

Capital markets—1.4%
Stifel Financial Corp.*	1,512,116	59,184,220

Chemicals—4.1%
Chemtura Corp.*	1,089,498	35,735,535
Huntsman Corp.	2,421,523	41,044,815
Quaker Chemical Corp.	650,346	69,912,195
Sensient Technologies Corp.	282,038	21,014,651

Commercial services & supplies—3.9%
Ritchie Bros Auctioneers, Inc.	675,346	23,360,218
Waste Connections, Inc.	1,782,395	134,053,928

Communications equipment—0.4%
Infinera Corp.*	2,044,840	15,949,752

Construction materials—1.5%
Martin Marietta Materials, Inc.	328,288	60,858,029

Distributors—1.2%
Pool Corp.	521,306	48,262,509

Diversified consumer services—1.2%
Bright Horizons Family Solutions, Inc.*	397,945	26,626,500
Houghton Mifflin Harcourt Co.*	1,688,499	21,359,512

Electrical equipment—1.9%
Acuity Brands, Inc.	227,359	50,830,652
Thermon Group Holdings, Inc.*	1,391,128	25,499,376

Electronic equipment, instruments & components—5.2%
Cognex Corp.	991,148	51,143,237
Coherent, Inc.*	907,383	94,476,718
IPG Photonics Corp.*	481,923	46,751,350
Littelfuse, Inc.	165,657	23,109,151

Energy equipment & services—0.2%
Geospace Technologies Corp.*	559,634	10,314,055

Equity real estate investment trusts (REITs)—3.1%
CubeSmart	1,169,407	30,486,440
Equity One, Inc.	1,047,287	29,847,680
Seritage Growth Properties, Class A	723,397	32,950,733
The GEO Group, Inc.	1,283,247	30,746,598

Food & staples retailing—1.4%
Casey’s General Stores, Inc.	312,104	35,264,631
Sprouts Farmers Market, Inc.*	910,724	20,172,537

Food products—2.6%
Pinnacle Foods, Inc.	530,539	27,280,316
Snyder’s-Lance, Inc.	974,704	34,670,221
The WhiteWave Foods Co.*	779,635	42,482,311

COMMON STOCKS—98.6%	Shares	Value
Health care equipment & supplies—5.3%
ABIOMED, Inc.*	269,610	$28,306,354
Natus Medical, Inc.*	1,439,443	56,642,082
NuVasive, Inc.*	794,809	47,473,942
West Pharmaceutical Services, Inc.	645,527	49,079,418
ZELTIQ Aesthetics, Inc.*	984,983	32,602,937

Health care providers & services—2.5%
Adeptus Health, Inc., Class A*	490,847	14,784,311
Centene Corp.*	671,304	41,943,074
HealthSouth Corp.	603,031	24,211,695
Team Health Holdings, Inc.*	496,981	21,295,636

Health care technology—1.9%
Cotiviti Holdings, Inc.*	1,115,444	34,433,756
HMS Holdings Corp.*	2,047,943	43,150,159

Hotels restaurants & leisure—4.9%
Buffalo Wild Wings, Inc.*	127,038	18,503,085
Chuy’s Holdings, Inc.*	1,054,272	29,941,325
Dominos Pizza, Inc.	274,712	46,492,259
Intrawest Resorts Holdings, Inc.*	1,607,336	26,376,384
Jack in the Box, Inc.	257,567	24,141,755
Penn National Gaming, Inc.*	2,732,521	35,331,496
Planet Fitness, Inc., Class A*	839,200	17,791,040

Household durables—2.5%
Universal Electronics, Inc.*	1,446,921	101,501,508

Insurance—1.5%
Enstar Group Ltd.*	192,849	32,514,341
ProAssurance Corp.	526,745	28,075,509

Internet & direct marketing retail—2.0%
HSN, Inc.	551,056	20,774,811
Nutrisystem, Inc.	1,933,879	61,303,964

Internet software & services—1.9%
Cornerstone OnDemand, Inc.*	730,924	30,187,161
WebMD Health Corp.*	595,191	29,241,734
Zillow Group, Inc., Class A*	188,196	6,216,114
Zillow Group, Inc., Class C*	376,392	12,556,437

IT services—0.1%
Everi Holdings, Inc.*	2,814,421	5,656,986

Leisure products—0.3%
Brunswick Corp.	254,786	11,083,191

Life sciences tools & services—2.0%
PAREXEL International Corp.*	446,813	26,031,325
Patheon N.V.*	705,835	17,921,151
PRA Health Sciences, Inc.*	732,105	38,962,628

Machinery—2.3%
Chart Industries, Inc.*	99,900	2,771,226
Graco, Inc.	294,982	22,094,152
WABCO Holdings, Inc.*	452,720	44,574,811
Woodward, Inc.	417,322	24,613,652

Multiline retail—0.6%
Ollie’s Bargain Outlet Holdings, Inc.*	859,205	23,499,257

Oil, gas & consumable fuels—2.2%
Diamondback Energy, Inc.*	330,900	30,207,861
RSP Permian, Inc.*	1,612,345	58,205,654

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolios

10.31.2016

EAGLE SMALL CAP GROWTH FUND (cont’d)
COMMON STOCKS—98.6%	Shares	Value
Pharmaceuticals—2.5%
Dermira, Inc.*	854,147	$26,777,508
Horizon Pharma PLC*	1,062,730	17,768,846
Prestige Brands Holdings, Inc.*	863,476	39,098,193
The Medicines Co.*	517,389	17,047,968

Professional services—0.4%
The Advisory Board Co.*	456,040	18,150,392

Road & rail—1.0%
Landstar System, Inc.	570,617	40,599,400

Semiconductors & semiconductor equipment—3.3%
Ambarella, Inc.*	327,492	20,098,184
Cavium, Inc.*	1,014,448	57,265,590
Teradyne, Inc.	886,438	20,645,141
Veeco Instruments, Inc.*	1,594,162	34,593,315

Software—12.5%
ANSYS, Inc.*	359,070	32,801,045
Aspen Technology, Inc.*	703,661	34,648,268
Ellie Mae, Inc.*	355,896	37,685,827
Fortinet, Inc.*	428,499	13,737,678
Guidewire Software, Inc.*	535,436	30,760,798
Imperva, Inc.*	685,151	25,282,072
Manhattan Associates, Inc.*	611,746	30,978,817
Proofpoint, Inc.*	982,558	77,012,896
PTC, Inc.*	1,511,888	71,723,967
RealPage, Inc.*	1,102,340	29,983,648
Take-Two Interactive Software, Inc.*	278,888	12,379,838
The Ultimate Software Group, Inc.*	391,923	82,691,834
Tyler Technologies, Inc.*	176,531	28,315,572

Specialty retail—5.7%
Burlington Stores, Inc.*	1,046,615	78,433,328
Camping World Holdings, Inc., Class A*	200,000	4,472,000
Genesco, Inc.*	1,495,793	80,473,663
MarineMax, Inc.*	1,277,509	25,486,305
Vitamin Shoppe, Inc.*	1,724,593	43,201,055

Technology hardware, storage & peripherals—0.5%
Electronics For Imaging, Inc.*	467,901	19,899,830

Textiles, apparel & luxury goods—1.2%
Steven Madden Ltd.*	1,432,420	47,842,828

Trading companies & distributors—0.7%
Air Lease Corp.	658,930	19,939,222
H&E Equipment Services, Inc.	605,641	8,448,692
Total common stocks (cost $3,064,249,285)		4,009,702,852

CONTINGENT VALUE RIGHTS—0.0%
Biotechnology—0.0%
Dyax Corp.* (a)	303,243	242,594

Total contingent value rights (cost $142,782)		242,594

MONEY MARKET FUNDS—0.9%	Shares	Value
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.27%#	37,022,118	$37,022,118
Total money market funds (cost $37,022,118)		37,022,118

Total investment portfolio (cost $3,101,414,185)—99.5%‡		4,046,967,564

Other assets in excess of liabilities—0.5%		18,466,230

Total net assets—100.0%		$4,065,433,794

(a) Security is fair valued as determined in good faith in accordance with the Pricing and Valuation Procedures approved by the Board of Trustees. The security is also illiquid and may not be sold by the Fund. As of October 31, 2016, the total market value of fair valued and illiquid securities held by the Fund is $242,594, representing less than 0.01% of the Fund’s net assets.

* Non-income producing security

# Annualized seven-day yield as of October 31, 2016.

‡ As of October 31, 2016, aggregate cost for federal income tax purposes was $3,123,989,194, Net unrealized appreciation (depreciation) on a tax-basis was $922,978,370, including aggregate gross unrealized appreciation and depreciation of $1,161,297,443 and $(238,319,073), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

Sector allocation (unaudited)
Sector	Percent of net assets
Information technology	24.0%
Health care	20.3%
Consumer discretionary	19.5%
Industrials	14.2%
Financials	5.6%
Materials	5.6%
Consumer staples	3.9%
Real estate	3.1%
Energy	2.4%
Money market funds	0.9%

EAGLE SMALLER COMPANY FUND
COMMON STOCKS—98.8%	Shares	Value
Aerospace & defense—2.8%
B/E Aerospace, Inc.	9,562	$569,130
HEICO Corp.	9,806	662,494

Auto components—0.6%
Gentherm, Inc.*	8,853	249,212

Banks—8.5%
Central Pacific Financial Corp.	20,929	536,410
Chemical Financial Corp.	10,699	459,522
Eagle Bancorp, Inc.*	9,623	472,971
PacWest Bancorp	10,947	474,990
Signature Bank*	3,046	367,226
South State Corp.	7,725	566,629

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2016

EAGLE SMALLER COMPANY FUND (cont’d)
COMMON STOCKS—98.8%	Shares	Value
Banks (cont’d)
Texas Capital Bancshares, Inc.*	7,480	$443,564
Western Alliance Bancorp*	12,054	450,337

Building products—1.1%
A.O. Smith Corp.	10,653	481,196

Capital markets—1.0%
Evercore Partners, Inc., Class A	8,303	446,286

Chemicals—2.9%
Balchem Corp.	8,955	679,684
Ingevity Corp.*	5,894	244,012
Innospec, Inc.	5,838	351,740

Commercial services & supplies—2.0%
Healthcare Services Group, Inc.	11,143	411,957
Ritchie Bros Auctioneers, Inc.	13,238	457,902

Communications equipment—0.9%
Plantronics, Inc.	7,745	400,494

Construction & engineering—0.7%
Primoris Services Corp.	16,353	327,551

Consumer finance—1.0%
PRA Group, Inc.*	14,594	465,549

Containers & packaging—2.7%
AptarGroup, Inc.	3,819	272,829
Berry Plastics Group, Inc.*	11,782	515,463
Graphic Packaging Holding Co.	33,988	424,850

Distributors—0.8%
Core-Mark Holding Co., Inc.	10,231	361,666

Diversified consumer services—1.0%
Bright Horizons Family Solutions, Inc.*	6,456	431,971

Diversified telecommunication services—0.6%
Iridium Communications, Inc.*	30,993	252,593

Electric utilities—0.9%
ALLETE, Inc.	6,754	413,953

Electronic equipment, instruments & components—2.7%
Cognex Corp.	9,693	500,159
FLIR Systems, Inc.	21,337	702,414

Energy equipment & services—1.4%
Core Laboratories N.V.	2,380	230,789
Forum Energy Technologies, Inc.*	13,152	236,736
Weatherford International PLC*	34,916	168,295

Equity real estate investment trusts (REITs)—4.7%
American Assets Trust, Inc.	12,282	487,718
CoreSite Realty Corp.	6,658	490,961
Corporate Office Properties Trust	10,597	282,834
Hudson Pacific Properties, Inc.	16,186	544,174
Terreno Realty Corp.	10,973	286,395

Food & staples retailing—1.3%
Casey’s General Stores, Inc.	5,063	572,068

Food products—1.1%
TreeHouse Foods, Inc.*	5,797	507,121

Health care equipment & supplies—6.7%
Globus Medical, Inc., Class A*	15,317	338,965
ICU Medical, Inc.*	3,346	466,098

COMMON STOCKS—98.8%	Shares	Value
Health care equipment & supplies (cont’d)
Integra LifeSciences Holdings Corp.*	6,321	$502,583
NuVasive, Inc.*	7,435	444,093
STERIS PLC	6,870	459,053
Teleflex, Inc.	2,542	363,836
West Pharmaceutical Services, Inc.	5,063	384,940

Health care providers & services—2.5%
Centene Corp.*	5,518	344,765
MEDNAX, Inc.*	6,873	420,971
VCA, Inc.*	5,485	337,108

Health care technology—1.0%
Medidata Solutions, Inc.*	1,083	51,973
Omnicell, Inc.*	11,826	385,823

Hotels, restaurants & leisure—3.3%
Bloomin’ Brands, Inc.	25,235	436,566
Popeyes Louisiana Kitchen, Inc.*	9,414	502,519
Texas Roadhouse, Inc.	12,575	509,539

Household durables—1.2%
Helen Of Troy Ltd.*	6,402	521,763

Household products—1.1%
Spectrum Brands Holdings, Inc.	3,449	466,443

Insurance—4.3%
AMERISAFE, Inc.	6,886	382,861
Arthur J Gallagher & Co.	9,220	444,681
James River Group Holdings Ltd.	15,515	583,985
Reinsurance Group of America, Inc.	4,697	506,618

Internet software & services—1.1%
SPS Commerce, Inc.*	7,891	492,241

IT services—1.5%
Gartner, Inc.*	3,693	317,746
Jack Henry & Associates, Inc.	4,167	337,610

Life sciences tools & services—2.6%
Bio-Rad Laboratories, Inc., Class A*	3,646	576,360
Bio-Techne Corp.	3,011	313,114
VWR Corp.*	10,484	288,415

Machinery—5.3%
CLARCOR, Inc.	6,468	402,374
Graco, Inc.	5,341	400,041
IDEX Corp.	2,778	240,130
Lincoln Electric Holdings, Inc.	3,734	245,809
Proto Labs, Inc.*	5,283	236,150
The Middleby Corp.*	3,787	424,561
The Toro Co.	8,424	403,341

Media—1.1%
Gray Television, Inc.*	30,507	271,512
MDC Partners, Inc., Class A	26,727	225,843

Metals & mining—1.2%
Reliance Steel & Aluminum Co.	4,195	288,532
Steel Dynamics, Inc.	8,901	244,421

Multiline retail—0.8%
Ollie’s Bargain Outlet Holdings, Inc.*	13,708	374,914

Multi-utilities—1.2%
Black Hills Corp.	8,740	540,569

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolios

10.31.2016

EAGLE SMALLER COMPANY FUND (cont’d)
COMMON STOCKS—98.8%	Shares	Value
Oil, gas & consumable fuels—2.7%
Carrizo Oil & Gas, Inc.*	12,595	$426,089
Diamondback Energy, Inc.*	4,635	423,129
Gulfport Energy Corp.*	14,683	354,007

Pharmaceuticals—1.9%
Catalent, Inc.*	22,366	510,168
Prestige Brands Holdings, Inc.*	7,400	335,072

Professional services—0.9%
WageWorks, Inc.*	6,968	410,764

Real estate management & development—0.9%
HFF, Inc., Class A	15,742	419,209

Road & rail—2.1%
Genesee & Wyoming, Inc., Class A*	8,106	550,721
Landstar System, Inc.	5,066	360,446

Semiconductors & semiconductor equipment—3.1%
Cavium, Inc.*	6,048	341,410
Monolithic Power Systems, Inc.	5,942	468,289
Power Integrations, Inc.	8,787	566,322

Software—8.4%
Ellie Mae, Inc.*	8,562	906,630
Manhattan Associates, Inc.*	6,824	345,567
Monotype Imaging Holdings, Inc.	25,129	479,964
Nice Ltd., Sponsored ADR	13,818	918,482
Qualys, Inc.*	15,290	569,553
The Ultimate Software Group, Inc.*	2,418	510,174

Specialty retail—2.6%
Burlington Stores, Inc.*	9,559	716,351
Monro Muffler Brake, Inc.	8,164	449,020

Textiles, apparel & luxury goods—0.8%
Steven Madden Ltd.*	10,482	350,099

Thrifts & mortgage finance—0.6%
LendingTree, Inc.*	3,580	285,863

Trading companies & distributors—1.2%
MSC Industrial Direct Co., Inc., Class A	4,140	301,392
Watsco, Inc.	1,755	240,944
Total common stocks (cost $35,376,963)		43,920,376

MONEY MARKET FUNDS—2.1%
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.27%#	953,322	953,322
Total money market funds (cost $953,322)		953,322

Total investment portfolio (cost $36,330,285)—100.9%‡		44,873,698

Liabilities in excess of other assets—(0.9)%		(414,884)

Total net assets—100.0%		$44,458,814

* Non-income producing security

# Annualized seven-day yield as of October 31, 2016.

‡ As of October 31, 2016, aggregate cost for federal income tax purposes was $36,807,244. Net unrealized appreciation (depreciation) on a tax-basis was $8,066,454, including aggregate gross unrealized appreciation and depreciation of $9,914,659 and $(1,848,205), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Information technology	17.7%
Industrials	16.0%
Financials	15.5%
Health care	14.7%
Consumer discretionary	12.2%
Materials	6.8%
Real estate	5.6%
Energy	4.1%
Consumer staples	3.5%
Utilities	2.1%
Money market funds	2.1%
Telecommunication services	0.6%

EAGLE TACTICAL ALLOCATION FUND
EXCHANGE TRADED FUNDS—91.2%	Shares	Value
Commodity—4.7%
iShares Gold Trust*	29,453	$362,861

Equity—31.4%
SPDR S&P500 ETF Trust	2,362	502,043
SPDR S&P MidCap 400 ETF Trust	6,965	1,913,773

Fixed income—55.1%
iShares Core U.S. Aggregate Bond ETF	31,653	3,522,979
iShares MBS ETF	3,292	360,902
iShares U.S. Treasury Bond ETF	13,996	360,677
Total exchange traded funds (cost $6,987,120)		7,023,235

MONEY MARKET FUNDS—3.5%
Fidelity Institutional Money Market Funds—Government Portfolio—Institutional Shares, 0.27%#	266,722	266,722
Total money market funds (cost $266,722)		266,722

Total investment portfolio (cost $7,253,842)—94.7%‡		7,289,957

Other assets in excess of liabilities—5.3%		412,272

Total net assets—100.0%		$7,702,229

* Non-income producing security

# Annualized seven-day yield as of October 31, 2016.

‡ As of October 31, 2016, aggregate cost for federal income tax purposes was $7,272,868. Net unrealized appreciation (depreciation) on a tax-basis was $17,089, including aggregate gross unrealized appreciation and depreciation of $94,860 and $(77,771), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

ETF—Exchange Traded Fund

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2016

EAGLE TACTICAL ALLOCATION FUND (cont’d)

Asset allocation (unaudited)
Asset class	Percent of net assets
Fixed income	55.1%
Equity	31.4%
Commodity	4.7%
Money market funds	3.5%

The accompanying notes are an integral part of the financial statements.	27

Statements of Assets and Liabilities

10.31.2016

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Stock Fund	Eagle Investment Grade Bond Fund

Assets
Investments, at value (a)	$338,536,233	$553,147,291	$15,160,173	$49,678,641
Receivable for investments sold	2,145,401	—	—	513,415
Receivable for fund shares sold	256,450	621,907	2,650	66,345
Receivable for dividends and interest, net	238,790	712,013	80,626	276,800
Receivable due from advisor, net	—	—	18,637	9,520
Prepaid expenses	5,679	7,364	2,196	2,657
Deferred offering costs	—	—	—	—
Total assets	341,182,553	554,488,575	15,264,282	50,547,378

Liabilities
Payable for investments purchased	695,039	—	—	1,272,363
Payable for fund shares redeemed	450,733	725,809	4,257	40,287
Accrued custody fees	1,575	2,332	6,310	562
Accrued investment advisory fees, net	175,805	223,102	—	—
Accrued administrative fees	38,335	61,875	1,685	5,733
Accrued distribution fees	86,013	192,709	5,211	20,493
Accrued transfer agent and shareholder servicing fees	36,994	58,536	3,323	6,310
Accrued internal audit fees	1,012	1,012	1,012	1,012
Accrued trustees and officers compensation	18,969	18,969	18,969	18,969
Other accrued expenses	48,661	59,265	49,929	52,913
Total liabilities	1,553,136	1,343,609	90,696	1,418,642
Net assets	339,629,417	553,144,966	15,173,586	49,128,736

Net assets consists of
Paid-in capital	228,617,579	403,802,624	16,377,590	48,220,936
Undistributed net investment income (loss)	584,813	389,631	232,875	(31,692)
Accumulated net realized gain (loss)	20,804,421	28,530,778	(1,690,639)	404,340
Net unrealized appreciation on investments and translation
of assets and liabilities denominated in foreign currencies	89,622,604	120,421,933	253,760	535,152
Net assets	339,629,417	553,144,966	15,173,586	49,128,736

Net assets, at market value
Class A	145,151,351	151,971,404	3,594,832	16,831,753
Class C	62,473,720	184,720,374	4,864,672	19,801,659
Class I	123,751,169	179,292,623	6,049,743	11,568,759
Class R-3	1,072,228	2,629,267	628,808	201,379
Class R-5	7,178,435	235,927	26,350	23,987
Class R-6	2,514	34,295,371	9,181	701,199

Net asset value (“NAV”), offering and redemption price per share (b)
Class A	$35.05	$18.39	$15.02	$15.06
Maximum offering price (c)	36.80	19.31	15.77	15.65
Class C	26.88	17.68	14.79	15.03
Class I	36.55	18.35	15.11	15.09
Class R-3	33.95	18.32	15.04	15.06
Class R-5	36.44	18.38	15.11	15.08
Class R-6	36.35	18.32	15.14	15.13

Shares of beneficial interest outstanding
Class A	4,141,033	8,263,525	239,328	1,117,388
Class C	2,324,100	10,447,855	328,958	1,317,516
Class I	3,385,357	9,768,874	400,480	766,468
Class R-3	31,579	143,552	41,818	13,375
Class R-5	196,988	12,839	1,743	1,591
Class R-6	69	1,872,368	606	46,337

(a) identified cost	$248,913,629	$432,720,839	$14,903,086	$49,143,489

(b) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(c) For all funds except Eagle Investment Grade Bond Fund, the maximum offering price is computed as 100/95.25 of NAV. The maximum offering price for the Eagle Investment Grade Bond Fund is computed as 100/96.25 of NAV.

28	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2016

Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Growth Fund	Eagle Smaller Company Fund	Eagle Tactical Allocation Fund

$1,381,525,046	$254,236,783	$4,046,967,564	$44,873,698	$7,289,957
6,291,066	1,683,206	237,567	—	—
1,676,542	117,410	44,459,313	42,917	436,517
118,858	34,602	1,252,456	10,378	52
—	—	—	3,050	27,553
14,756	5,019	36,799	2,752	—
—	—	—	—	22,150
1,389,626,268	256,077,020	4,092,953,699	44,932,795	7,776,229

13,802,891	—	183,923	333,288	—
1,504,779	337,430	24,100,514	49,803	625
5,877	1,626	17,288	992	568
654,208	132,498	1,813,498	—	—
137,476	31,268	398,164	5,326	738
174,007	104,746	370,989	18,487	1,394
127,675	40,975	430,362	9,707	2,299
1,012	1,012	1,012	1,012	1,012
18,969	18,969	18,969	18,969	18,969
106,877	50,797	185,186	36,397	48,395
16,533,771	719,321	27,519,905	473,981	74,000
1,373,092,497	255,357,699	4,065,433,794	44,458,814	7,702,229

1,143,137,365	194,622,147	3,032,137,053	32,248,781	7,658,290
(2,030,907)	(1,555,941)	(12,763,413)	(255,092)	14,570
(12,879,644)	20,294,573	100,506,775	3,921,712	(6,746)

244,865,683	41,996,920	945,553,379	8,543,413	36,115
1,373,092,497	255,357,699	4,065,433,794	44,458,814	7,702,229

320,034,985	117,759,177	848,335,162	15,278,249	1,985,992
111,784,528	90,371,770	166,381,989	17,113,988	1,156,628
420,894,574	45,083,506	1,374,018,705	9,119,363	4,508,885
21,249,900	1,367,612	93,838,285	366,745	10,193
153,035,160	246,805	444,150,951	39,773	30,287
346,093,350	528,829	1,138,708,702	2,540,696	10,244

$42.29	$25.38	$50.48	$13.01	$14.59
44.40	26.65	53.00	13.66	15.32
34.48	19.40	39.10	11.59	14.50
44.30	26.64	52.55	13.87	14.62
41.25	24.48	49.18	12.60	14.57
44.19	26.79	52.75	13.71	14.63
44.51	26.87	53.06	13.77	14.64

7,568,122	4,640,441	16,805,889	1,174,438	136,127
3,241,714	4,658,099	4,255,480	1,477,177	79,790
9,501,450	1,692,376	26,146,994	657,345	308,406
515,203	55,859	1,908,196	29,116	700
3,463,047	9,214	8,419,156	2,900	2,071
7,775,439	19,681	21,459,335	184,480	700

$1,136,659,363	$212,239,863	$3,101,414,185	$36,330,285	$7,253,842

The accompanying notes are an integral part of the financial statements.	29

Statements of Operations

11.01.2015 to 10.31.2016

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Stock Fund	Eagle Investment Grade Bond Fund

Investment income
Dividends (a)	$4,912,838	$16,322,420	$577,243	$—
Interest	4,817	25,558	1,134	945,544
Total income	4,917,655	16,347,978	578,377	945,544

Expenses
Investment advisory fees	2,036,547	2,612,603	159,926	144,548
Administrative fees:
Class A	234,540	255,228	12,189	26,452
Class C	98,035	284,296	7,746	30,926
Class I	109,243	162,057	5,297	9,616
Class R-3	1,490	4,288	294	202
Class R-5	7,469	310	26	17
Class R-6	2	28,246	5	163
Distribution and service fees:
Class A	390,900	425,379	20,315	44,088
Class C	653,566	1,895,306	51,640	206,174
Class R-3	4,968	14,293	981	673
Transfer agent and shareholder servicing fees:
Class A	163,397	166,123	17,837	19,405
Class C	81,404	207,299	14,180	24,088
Class I	98,092	208,812	6,353	11,037
Class R-3	1,896	4,538	201	309
Class R-5	5,680	288	59	49
Class R-6	16	3,244	36	65
Custodian fees	12,140	16,585	48,619	3,344
Professional fees	112,561	112,407	110,626	120,683
State registration fees	113,581	98,817	80,421	96,207
Trustees and officers compensation	77,577	77,577	77,577	77,577
Internal audit fees	12,336	12,336	12,336	12,336
Interest expense on line of credit	—	—	1,328	544
Offering costs	—	—	—	—
Other expenses	103,793	171,150	48,785	42,030
Total expenses before adjustments	4,319,233	6,761,182	676,777	870,533
Fees and expenses waived	(16)	—	(348,618)	(320,289)
Total expenses after adjustments	4,319,217	6,761,182	328,159	550,244

Net investment income (loss)	598,438	9,586,796	250,218	395,300

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	21,232,051	29,351,277	(1,539,094)	512,388
Net realized loss on foreign currency translations	—	—	(17,466)	—
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(21,034,003)	(5,078,173)	(88,453)	320,350
Net gain (loss) on investments	198,048	24,273,104	(1,645,013)	832,738

Net increase (decrease) in assets resulting from operations	796,486	33,859,900	(1,394,795)	1,228,038

(a) Net of foreign withholding taxes	$—	$89,318	$64,914	$—

(†) For the period December 31, 2015 (commencement of operations) to October 31, 2016.

30	The accompanying notes are an integral part of the financial statements.

Statements of Operations

11.01.2015 to 10.31.2016

Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Growth Fund	Eagle Smaller Company Fund	Eagle Tactical Allocation Fund (†)

$9,975,326	$2,383,508	$18,744,059	$547,615	$48,721
42,821	16,732	164,644	2,438	240
10,018,147	2,400,240	18,908,703	550,053	48,961

7,291,238	1,654,655	20,198,576	308,950	17,007

502,779	195,273	1,115,663	24,221	1,917
171,674	146,806	262,753	27,303	622
402,350	45,080	1,577,192	10,723	1,265
32,875	2,283	154,462	557	13
143,188	248	429,187	27	9
291,157	873	861,418	6,021	8

837,964	325,454	1,859,438	40,369	3,195
1,144,494	978,708	1,751,690	182,017	4,149
109,583	7,610	514,873	1,855	42

517,570	175,806	1,383,432	29,194	7,408
134,655	137,016	239,553	29,864	1,659
443,770	62,716	2,324,533	19,684	2,263
43,577	2,707	180,239	1,038	91
169,519	529	529,602	62	91
32,779	173	88,947	2,993	89
35,092	10,507	129,764	10,551	2,712
114,104	112,794	117,268	112,490	98,478
109,823	86,557	134,236	80,401	21,516
77,577	77,577	77,578	77,577	60,480
12,336	12,336	12,337	12,336	10,116
2,794	—	1,964	161	—
—	—	—	—	133,806
348,353	120,543	1,152,300	34,376	14,831
12,969,251	4,156,251	35,097,005	1,012,770	381,767
—	(20,795)	—	(228,219)	(347,376)
12,969,251	4,135,456	35,097,005	784,551	34,391

(2,951,104)	(1,735,216)	(16,188,302)	(234,498)	14,570

(9,513,352)	21,574,456	120,976,307	4,749,918	(6,746)
—	—	—	—	—
12,315,658	(15,751,380)	(17,599,544)	(2,470,248)	36,115
2,802,306	5,823,076	103,376,763	2,279,670	29,369

(148,798)	4,087,860	87,188,461	2,045,172	43,939

$26,921	$16,785	$47,608	$7,878	$—

The accompanying notes are an integral part of the financial statements.	31

Statements of Changes in Net Assets

	Eagle Capital Appreciation Fund		Eagle Growth & Income Fund		Eagle International Stock Fund
	11/1/15 to 10/31/16	11/1/14 to 10/31/15	11/1/15 to 10/31/16	11/1/14 to 10/31/15	11/1/15 to 10/31/16	11/1/14 to 10/31/15

Net assets, beginning of year	$348,684,017	$318,992,086	$580,909,868	$649,868,578	$17,008,658	$9,609,342
Increase (decrease) in net assets from operations
Net investment income (loss)	598,438	518,644	9,586,796	11,580,549	250,218	85,401
Net realized gain (loss) on investments	21,232,051	51,957,713	29,351,277	(1,242,408)	(1,539,094)	(144,269)
Net realized loss on foreign currency transactions	—	—	—	(4,139)	(17,466)	(11,144)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(21,034,003)	(20,354,740)	(5,078,173)	(23,211,803)	(88,453)	306,709
Net increase (decrease) in net assets resulting from operations	796,486	32,121,617	33,859,900	(12,877,801)	(1,394,795)	236,697
Distributions to shareholders from
Net investment income	(402,552)	(115,740)	(9,307,511)	(10,641,982)	(74,253)	(196,447)
Net realized gains	(46,902,728)	(43,827,035)	—	(4,636,851)	—	(367,993)
Return of capital	—	—	—	(660,554)	—	—
Total distributions to shareholders	(47,305,280)	(43,942,775)	(9,307,511)	(15,939,387)	(74,253)	(564,440)
Fund share transactions
Proceeds from shares sold-Class A	9,408,142	33,136,485	22,327,409	23,264,358	3,063,961	6,395,621
Proceeds issued in connection with merger-Class A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class A	21,122,750	20,299,251	2,709,691	4,820,342	45,124	234,175
Cost of shares redeemed-Class A	(31,700,321)	(37,453,147)	(62,312,787)	(60,811,651)	(8,368,988)	(884,504)
Proceeds from shares sold-Class C	5,737,822	4,446,482	14,881,038	24,729,602	1,081,959	1,412,539
Proceeds issued in connection with merger-Class C	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class C	10,927,535	10,611,069	1,787,872	3,354,086	—	235,418
Cost of shares redeemed-Class C	(11,759,361)	(9,606,335)	(38,004,277)	(33,234,997)	(941,886)	(596,199)
Proceeds from shares sold-Class I	44,130,215	21,883,378	59,475,750	52,192,777	4,940,337	1,569,614
Proceeds issued in connection with merger-Class I	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class I	13,171,755	11,392,648	2,477,931	4,753,546	28,889	86,523
Cost of shares redeemed-Class I	(24,145,581)	(16,357,631)	(87,252,412)	(54,463,116)	(822,015)	(750,130)
Proceeds from shares sold-Class R-3	510,405	558,225	555,522	740,034	634,891	—
Proceeds issued in connection with merger-Class R-3	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-3	129,413	81,840	34,218	55,416	3	184
Cost of shares redeemed-Class R-3	(321,275)	(311,328)	(1,212,853)	(1,665,403)	(34,823)	—
Proceeds from shares sold-Class R-5	845,331	2,886,352	79,912	324,557	—	23,411
Proceeds issued in connection with merger-Class R-5	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-5	1,022,592	708,641	6,226	76,170	212	202
Cost of shares redeemed-Class R-5	(1,625,554)	(765,341)	(199,803)	(4,179,809)	—	—
Proceeds from shares sold-Class R-6	—	2,500	34,978,843	55,189	6,323	—
Proceeds issued in connection with merger-Class R-6	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-6	326	—	714,390	2,713	25	205
Cost of shares redeemed-Class R-6	—	—	(3,363,961)	(155,336)	(36)	—
Net increase (decrease) from fund share transactions	37,454,194	41,513,089	(52,317,291)	(40,141,522)	(366,024)	7,727,059
Increase (decrease) in net assets	(9,054,600)	29,691,931	(27,764,902)	(68,958,710)	(1,835,072)	7,399,316
Net assets, end of year (a)	339,629,417	348,684,017	553,144,966	580,909,868	15,173,586	17,008,658
(a) includes undistributed (accumulated) net investment income (loss) of	$584,813	$402,892	$389,631	$—	$232,875	$74,253

Shares issued and redeemed
Shares sold-Class A	266,630	836,060	1,290,839	1,291,847	203,642	399,470
Shares issued in connection with merger-Class A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class A	618,166	542,616	151,024	270,191	2,851	15,467
Shares redeemed-Class A	(904,628)	(953,260)	(3,474,938)	(3,480,079)	(575,262)	(54,995)
Shares sold-Class C	211,539	141,111	861,248	1,419,072	71,980	86,814
Shares issued in connection with merger-Class C	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class C	414,236	350,895	103,095	194,455	—	15,622
Shares redeemed-Class C	(436,179)	(303,924)	(2,216,752)	(1,937,121)	(64,327)	(37,342)
Shares sold-Class I	1,219,155	543,861	3,262,354	2,890,819	320,739	95,575
Shares issued in connection with merger-Class I	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class I	370,722	294,308	138,031	267,917	1,823	5,711
Shares redeemed-Class I	(667,804)	(406,488)	(5,061,524)	(3,071,098)	(55,788)	(45,654)
Shares sold-Class R-3	14,555	14,534	31,174	41,163	43,975	—
Shares issued in connection with merger-Class R-3	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-3	3,899	2,237	1,903	3,122	—	12
Shares redeemed-Class R-3	(9,348)	(8,614)	(68,171)	(91,172)	(2,346)	—
Shares sold-Class R-5	23,091	71,310	4,475	18,072	—	1,539
Shares issued in connection with merger-Class R-5	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-5	28,871	18,354	349	4,175	13	13
Shares redeemed-Class R-5	(44,779)	(19,094)	(10,924)	(228,125)	—	—
Shares sold-Class R-6	—	60	2,018,887	3,021	416	—
Shares issued in connection with merger-Class R-6	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-6	9	—	39,882	151	2	13
Shares redeemed-Class R-6	—	—	(186,640)	(8,665)	(3)	—
Shares issued and redeemed	1,108,135	1,123,966	(3,115,688)	(2,412,255)	(52,285)	482,245

(b) Commencement of operations.

32	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Eagle Investment Grade Bond Fund		Eagle Mid Cap Growth Fund		Eagle Mid Cap Stock Fund		Eagle Small Cap Growth Fund		Eagle Smaller Company Fund		Eagle Tactical Allocation Fund
11/1/15 to 10/31/16	11/1/14 to 10/31/15	11/1/15 to 10/31/16	11/1/14 to 10/31/15	11/1/15 to 10/31/16	11/1/14 to 10/31/15	11/1/15 to 10/31/16	11/1/14 to 10/31/15	11/1/15 to 10/31/16	11/1/14 to 10/31/15	12/31/15 (b) to 10/31/16

$49,945,886	$57,903,233	$1,175,711,953	$698,785,887	$308,982,156	$388,881,638	$3,927,386,017	$3,769,291,164	$65,465,101	$88,240,501	$—

395,300	447,678	(2,951,104)	(4,810,056)	(1,735,216)	(2,127,042)	(16,188,302)	(15,703,001)	(234,498)	(477,439)	14,570
512,388	161,988	(9,513,352)	17,451,158	21,574,456	37,997,276	120,976,307	248,468,849	4,749,918	15,766,964	(6,746)
—	—	—	—	—	—	—	—	—	—	—
320,350	9,154	12,315,658	13,728,345	(15,751,380)	(25,980,055)	(17,599,544)	(137,448,677)	(2,470,248)	(18,566,546)	36,115
1,228,038	618,820	(148,798)	26,369,447	4,087,860	9,890,179	87,188,461	95,317,171	2,045,172	(3,277,021)	43,939

(489,308)	(458,386)	—	—	—	—	—	—	—	—	—
(141,621)	(231,903)	(20,306,456)	(68,282,709)	(38,425,850)	(31,201,435)	(253,307,437)	(415,686,715)	—	(37,344,156)	—
—	—	—	—	—	—	—	—	—	—	—
(630,929)	(690,289)	(20,306,456)	(68,282,709)	(38,425,850)	(31,201,435)	(253,307,437)	(415,686,715)	—	(37,344,156)	—

6,708,336	1,804,098	95,945,020	154,981,624	2,275,061	4,198,810	403,472,777	297,090,315	1,318,989	1,630,067	2,141,138
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13,607,380	N/A
262,021	315,286	5,550,337	24,891,239	16,352,942	12,520,760	42,318,007	78,356,875	—	7,518,494	—
(10,045,720)	(5,251,757)	(126,132,961)	(96,110,753)	(32,973,233)	(32,750,607)	(276,940,673)	(357,398,487)	(6,334,042)	(12,684,604)	(201,205)
4,042,193	1,550,375	15,664,121	23,171,267	2,308,926	2,704,544	14,950,597	23,022,664	1,607,280	4,375,469	1,311,431
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13,691,573	N/A
163,391	183,902	2,188,795	11,057,171	15,409,781	11,274,729	13,522,945	22,545,321	—	4,792,335	—
(5,799,756)	(6,975,957)	(18,651,431)	(14,843,390)	(21,329,175)	(20,454,958)	(35,063,833)	(29,084,741)	(6,032,773)	(6,613,385)	(148,929)
8,122,827	3,777,682	183,630,819	210,208,261	9,204,987	10,853,022	374,998,016	572,029,963	2,525,558	4,862,500	4,507,105
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5,851,450	N/A
163,420	148,462	5,709,718	18,968,090	5,272,356	6,015,615	87,038,982	159,129,969	—	8,475,402	—
(5,922,702)	(3,439,617)	(119,637,905)	(67,776,416)	(15,717,152)	(49,875,149)	(777,809,595)	(611,221,897)	(8,794,026)	(26,327,463)	(1,250)
196,192	240	5,397,183	10,436,504	270,966	736,793	13,030,120	28,626,053	294,921	153,620	10,000
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	71,144	N/A
1,373	374	378,859	1,518,526	198,370	374,968	7,278,883	13,661,003	—	150,787	—
(26,572)	(1,523)	(7,428,281)	(3,471,463)	(709,521)	(3,858,954)	(38,831,699)	(39,789,004)	(287,100)	(305,072)	—
20,548	—	55,776,767	102,996,374	64,074	62,933	129,715,335	145,476,829	31,396	315	30,000
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3,563	N/A
271	51	2,154,918	4,875,830	27,645	29,218	27,210,413	38,385,435	—	2,565	—
—	—	(36,051,594)	(26,865,439)	(96,140)	(215,982)	(113,696,849)	(83,926,911)	(2,859)	—	—
700,000	2,500	211,609,641	187,190,750	820,876	37,633	639,509,039	406,839,390	2,755,200	6,791,015	10,000
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3,570	N/A
2,032	6	3,455,584	3,132,740	123,684	51,774	50,703,433	62,838,102	—	12,875,708	—
(2,113)	—	(61,723,792)	(25,521,587)	(790,914)	(293,375)	(257,239,145)	(248,116,482)	(10,134,003)	(21,080,656)	—
(1,414,259)	(7,885,878)	217,835,798	518,839,328	(19,286,467)	(58,588,226)	304,166,753	478,464,397	(23,051,459)	17,845,777	7,658,290
(817,150)	(7,957,347)	197,380,544	476,926,066	(53,624,457)	(79,899,482)	138,047,777	158,094,853	(21,006,287)	(22,775,400)	7,702,229
49,128,736	49,945,886	1,373,092,497	1,175,711,953	255,357,699	308,982,156	4,065,433,794	3,927,386,017	44,458,814	65,465,101	7,702,229
$(31,692)	$(45,676)	$(2,030,907)	$(4,473,377)	$(1,555,941)	$(2,008,520)	$(12,763,413)	$(15,076,793)	$(255,092)	$(477,311)	$14,570

446,225	121,201	2,328,823	3,537,463	90,431	143,442	8,099,726	5,298,430	105,766	112,247	150,458
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,038,708	N/A
17,587	21,246	135,242	593,496	684,797	440,872	871,458	1,471,219	—	511,127	—
(670,868)	(352,849)	(3,044,695)	(2,186,789)	(1,302,901)	(1,115,292)	(5,576,046)	(6,541,425)	(518,646)	(854,809)	(14,331)
271,430	104,200	460,651	632,821	119,981	114,946	392,695	522,553	145,129	352,716	89,945
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,158,849	N/A
11,010	12,435	65,008	317,826	838,400	493,856	357,372	529,357	—	357,495	—
(388,853)	(469,439)	(547,429)	(404,639)	(1,098,863)	(864,095)	(910,679)	(655,014)	(548,752)	(471,908)	(10,155)
541,380	253,282	4,224,248	4,536,863	342,660	355,200	7,348,981	9,950,031	192,208	319,240	308,490
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	422,219	N/A
10,928	9,986	133,218	434,749	210,979	204,058	1,726,964	2,894,273	—	539,091	—
(395,581)	(230,793)	(2,776,628)	(1,479,921)	(599,541)	(1,627,944)	(14,976,720)	(10,701,063)	(680,240)	(1,508,034)	(84)
13,129	16	134,192	242,518	11,293	25,838	274,175	523,192	25,658	10,471	700
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5,582	N/A
92	25	9,441	36,920	8,588	13,541	153,530	261,605	—	10,415	—
(1,766)	(101)	(185,799)	(79,611)	(28,749)	(138,763)	(806,232)	(736,395)	(24,167)	(19,124)	—
1,377	—	1,299,631	2,258,291	2,357	2,095	2,484,981	2,511,078	2,478	22	2,071
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	260	N/A
18	4	50,395	111,908	1,100	986	537,861	696,018	—	168	—
—	—	(833,263)	(586,680)	(3,520)	(7,092)	(2,202,764)	(1,465,804)	(225)	—	—
46,174	168	4,920,699	4,046,600	28,977	1,205	12,087,277	6,991,787	216,206	459,810	700
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	260	N/A
134	1	80,307	71,622	4,910	1,746	997,314	1,135,286	—	839,493	—
(140)	—	(1,414,062)	(555,759)	(29,372)	(9,849)	(4,959,395)	(4,460,601)	(789,023)	(1,580,210)	—
(97,724)	(530,618)	5,039,979	11,527,678	(718,473)	(1,965,250)	5,900,498	8,224,527	(1,873,608)	1,704,088	527,794

The accompanying notes are an integral part of the financial statements.	33

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)	Portfolio turnover rate (%) (a)		Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Capital Appreciation Fund
Class A*
11/01/15	10/31/16	$40.32	$0.08	$(0.09)	$(0.01)	$(0.01)	$(5.25)	$—	$(5.26)	$35.05	1.23		1.23		0.22	35		0.30	$145
11/01/14	10/31/15	42.02	0.09	3.80	3.89	—	(5.59)	—	(5.59)	40.32	1.19		1.19		0.22	42		10.29	168
11/01/13	10/31/14	39.59	0.01	6.64	6.65	—	(4.22)	—	(4.22)	42.02	1.23		1.23		0.02	33		18.34	157
11/01/12	10/31/13	30.95	0.10	8.66	8.76	(0.12)	—	—	(0.12)	39.59	1.30		1.30		0.30	69	(c)	28.41	205
11/01/11	10/31/12	26.97	0.02	3.96	3.98	—	—	—	—	30.95	1.24		1.24		0.06	22		14.76	203
Class C*
11/01/15	10/31/16	32.37	(0.15)	(0.09)	(0.24)	—	(5.25)	—	(5.25)	26.88	2.00		2.00		(0.55)	35		(0.45)	62
11/01/14	10/31/15	35.05	(0.17)	3.08	2.91	—	(5.59)	—	(5.59)	32.37	1.96		1.96		(0.54)	42		9.42	69
11/01/13	10/31/14	33.93	(0.24)	5.58	5.34	—	(4.22)	—	(4.22)	35.05	1.97		1.97		(0.73)	33		17.45	68
11/01/12	10/31/13	26.62	(0.13)	7.44	7.31	—	—	—	—	33.93	2.03		2.03		(0.43)	69	(c)	27.46	68
11/01/11	10/31/12	23.36	(0.16)	3.42	3.26	—	—	—	—	26.62	1.94		1.94		(0.64)	22		13.96	66
Class I*
11/01/15	10/31/16	41.83	0.19	(0.09)	0.10	(0.13)	(5.25)	—	(5.38)	36.55	0.92		0.92		0.52	35		0.61	124
11/01/14	10/31/15	43.34	0.21	3.93	4.14	(0.06)	(5.59)	—	(5.65)	41.83	0.90		0.90		0.51	42		10.59	103
11/01/13	10/31/14	40.60	0.13	6.83	6.96	—	(4.22)	—	(4.22)	43.34	0.94		0.93		0.32	33		18.68	88
11/01/12	10/31/13	31.72	0.19	8.92	9.11	(0.23)	—	—	(0.23)	40.60	0.95		0.99		0.51	69	(c)	28.87	30
11/01/11	10/31/12	27.55	0.11	4.06	4.17	—	—	—	—	31.72	0.92		0.92		0.38	22		15.14	14
Class R-3*
11/01/15	10/31/16	39.33	(0.04)	(0.09)	(0.13)	—	(5.25)	—	(5.25)	33.95	1.57		1.57		(0.12)	35		(0.04)	1
11/01/14	10/31/15	41.24	(0.04)	3.72	3.68	—	(5.59)	—	(5.59)	39.33	1.51		1.51		(0.10)	42		9.94	1
11/01/13	10/31/14	39.05	(0.11)	6.52	6.41	—	(4.22)	—	(4.22)	41.24	1.56		1.56		(0.30)	33		17.94	1
11/01/12	10/31/13	30.53	0.01	8.52	8.53	(0.01)	—	—	(0.01)	39.05	1.60		1.60		0.02	69	(c)	27.94	1
11/01/11	10/31/12	26.68	(0.06)	3.91	3.85	—	—	—	—	30.53	1.53		1.53		(0.22)	22		14.43	1
Class R-5*
11/01/15	10/31/16	41.70	0.20	(0.08)	0.12	(0.13)	(5.25)	—	(5.38)	36.44	0.90		0.90		0.55	35		0.64	7
11/01/14	10/31/15	43.20	0.18	3.93	4.11	(0.02)	(5.59)	—	(5.61)	41.70	0.95		0.86		0.46	42		10.54	8
11/01/13	10/31/14	40.50	0.10	6.82	6.92	—	(4.22)	—	(4.22)	43.20	0.95		0.94		0.25	33		18.62	5
11/01/12	10/31/13	31.66	0.25	8.83	9.08	(0.24)	—	—	(0.24)	40.50	0.95		0.99		0.73	69	(c)	28.84	20
11/01/11	10/31/12	27.50	0.11	4.05	4.16	—	—	—	—	31.66	0.92		0.92		0.37	22		15.13	30
Class R-6*
11/01/15	10/31/16	41.66	0.22	(0.09)	0.13	(0.19)	(5.25)	—	(5.44)	36.35	0.85		1.49		0.60	35		0.68	0
07/31/15	10/31/15	41.71	0.06	(0.11)	(0.05)	—	—	—	—	41.66	0.82	(d)	0.82	(d)	0.57 (d)	42		(0.12)	0

Eagle Growth & Income Fund
Class A*
11/01/15	10/31/16	17.52	0.34	0.85	1.19	(0.32)	—	—	(0.32)	18.39	1.06		1.06		1.91	15		6.87	152
11/01/14	10/31/15	18.27	0.36	(0.64)	(0.28)	(0.32)	(0.13)	(0.02)	(0.47)	17.52	1.02		1.02		1.99	25		(1.55)	180
11/01/13	10/31/14	16.68	0.30	1.91	2.21	(0.28)	(0.34)	—	(0.62)	18.27	1.02		1.02		1.71	10		13.52	223
11/01/12	10/31/13	13.87	0.33	3.06	3.39	(0.33)	(0.25)	—	(0.58)	16.68	1.09		1.09		2.17	28		25.14	214
11/01/11	10/31/12	13.14	0.30	1.36	1.66	(0.27)	(0.66)	—	(0.93)	13.87	1.12		1.12		2.25	20		13.48	175
Class C*
11/01/15	10/31/16	16.86	0.20	0.82	1.02	(0.20)	—	—	(0.20)	17.68	1.82		1.82		1.14	15		6.07	185
11/01/14	10/31/15	17.60	0.21	(0.60)	(0.39)	(0.20)	(0.13)	(0.02)	(0.35)	16.86	1.79		1.79		1.21	25		(2.30)	197
11/01/13	10/31/14	16.10	0.16	1.83	1.99	(0.15)	(0.34)	—	(0.49)	17.60	1.79		1.79		0.92	10		12.63	212
11/01/12	10/31/13	13.41	0.21	2.95	3.16	(0.22)	(0.25)	—	(0.47)	16.10	1.84		1.84		1.39	28		24.23	170
11/01/11	10/31/12	12.74	0.20	1.32	1.52	(0.19)	(0.66)	—	(0.85)	13.41	1.86		1.86		1.50	20		12.67	121
Class I*
11/01/15	10/31/16	17.48	0.39	0.85	1.24	(0.37)	—	—	(0.37)	18.35	0.79		0.79		2.17	15		7.18	179
11/01/14	10/31/15	18.24	0.40	(0.64)	(0.24)	(0.37)	(0.13)	(0.02)	(0.52)	17.48	0.76		0.76		2.23	25		(1.33)	200
11/01/13	10/31/14	16.65	0.33	1.93	2.26	(0.33)	(0.34)	—	(0.67)	18.24	0.77		0.77		1.89	10		13.86	207
11/01/12	10/31/13	13.85	0.37	3.06	3.43	(0.38)	(0.25)	—	(0.63)	16.65	0.80		0.80		2.37	28		25.49	94
11/01/11	10/31/12	13.13	0.34	1.36	1.70	(0.32)	(0.66)	—	(0.98)	13.85	0.83		0.83		2.49	20		13.79	44
Class R-3*
11/01/15	10/31/16	17.44	0.28	0.87	1.15	(0.27)	—	—	(0.27)	18.32	1.37		1.37		1.60	15		6.61	3
11/01/14	10/31/15	18.19	0.28	(0.63)	(0.35)	(0.25)	(0.13)	(0.02)	(0.40)	17.44	1.44		1.44		1.57	25		(1.99)	3
11/01/13	10/31/14	16.61	0.23	1.90	2.13	(0.21)	(0.34)	—	(0.55)	18.19	1.40		1.40		1.33	10		13.08	4
11/01/12	10/31/13	13.82	0.28	3.04	3.32	(0.28)	(0.25)	—	(0.53)	16.61	1.43		1.43		1.81	28		24.71	4
11/01/11	10/31/12	13.10	0.26	1.36	1.62	(0.24)	(0.66)	—	(0.90)	13.82	1.41		1.41		1.95	20		13.13	3

34	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations				Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%) (a)	Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Growth & Income Fund (cont’d)
Class R-5*
11/01/15	10/31/16	$17.50	$0.39		$0.87	$1.26	$(0.38)	$—	$—	$(0.38)	$18.38	0.75		0.75		2.21		15	7.27	$0
11/01/14	10/31/15	18.21	0.44		(0.76)	(0.32)	(0.24)	(0.13)	(0.02)	(0.39)	17.50	0.78		0.79		2.39		25	(1.82)	0
11/01/13	10/31/14	16.63	0.34		1.90	2.24	(0.32)	(0.34)	—	(0.66)	18.21	0.76		0.76		1.95		10	13.80	4
11/01/12	10/31/13	13.84	0.33		3.10	3.43	(0.39)	(0.25)	—	(0.64)	16.63	0.72		0.72		2.07		28	25.54	3
11/01/11	10/31/12	13.13	0.32		1.37	1.69	(0.32)	(0.66)	—	(0.98)	13.84	0.86		0.84		2.37		20	13.69	0
Class R-6*
11/01/15	10/31/16	17.46	0.39		0.87	1.26	(0.40)	—	—	(0.40)	18.32	0.67		0.67		2.18		15	7.30	34
11/01/14	10/31/15	18.26	0.45		(0.71)	(0.26)	(0.39)	(0.13)	(0.02)	(0.54)	17.46	0.65		0.65		2.47		25	(1.46)	0
11/01/13	10/31/14	16.67	0.35		1.92	2.27	(0.34)	(0.34)	—	(0.68)	18.26	0.66		0.66		2.01		10	13.94	0
11/01/12	10/31/13	13.86	0.34		3.10	3.44	(0.38)	(0.25)	—	(0.63)	16.67	0.71		0.71		2.09		28	25.59	0
11/01/11	10/31/12	13.13	0.34		1.35	1.69	(0.30)	(0.66)	—	(0.96)	13.86	0.85		0.86		2.54		20	13.73	0

Eagle International Stock Fund
Class A*
11/01/15	10/31/16	16.02	0.21		(1.14)	(0.93)	(0.07)	—	—	(0.07)	15.02	1.67		3.45		1.40		100	(5.84)	4
11/01/14	10/31/15	16.54	0.14		0.40	0.54	(0.39)	(0.67)	—	(1.06)	16.02	1.58		4.04		0.88		86	3.63	10
11/01/13	10/31/14	16.48	0.42		(0.13)	0.29	(0.14)	(0.09)	—	(0.23)	16.54	1.57		5.96		2.49		96	1.73	4
02/28/13	10/31/13	14.29	0.15		2.04	2.19	—	—	—	—	16.48	1.55	(d)	11.48	(d)	1.50	(d)	42	15.33	4
Class C*
11/01/15	10/31/16	15.83	0.08		(1.12)	(1.04)	—	—	—	—	14.79	2.47		4.31		0.52		100	(6.57)	5
11/01/14	10/31/15	16.38	0.03		0.38	0.41	(0.29)	(0.67)	—	(0.96)	15.83	2.35		4.95		0.18		86	2.80	5
11/01/13	10/31/14	16.38	0.30		(0.14)	0.16	(0.07)	(0.09)	—	(0.16)	16.38	2.35		6.68		1.78		96	0.94	4
02/28/13	10/31/13	14.29	0.11		1.98	2.09	—	—	—	—	16.38	2.39	(d)	12.03	(d)	1.07	(d)	42	14.63	3
Class I*
11/01/15	10/31/16	16.08	0.30		(1.15)	(0.85)	(0.12)	—	—	(0.12)	15.11	1.15		3.12		2.03		100	(5.31)	6
11/01/14	10/31/15	16.62	0.21		0.39	0.60	(0.47)	(0.67)	—	(1.14)	16.08	1.15		3.82		1.31		86	4.04	2
11/01/13	10/31/14	16.52	0.53		(0.17)	0.36	(0.17)	(0.09)	—	(0.26)	16.62	1.15		5.43		3.16		96	2.18	1
02/28/13	10/31/13	14.29	0.13		2.10	2.23	—	—		—	16.52	1.15	(d)	4.25	(d)	1.21	(d)	42	15.61	0
Class R-3*
11/01/15	10/31/16	15.99	0.12		(1.05)	(0.93)	(0.02)	—	—	(0.02)	15.04	1.75		3.86		0.77		100	(5.84)	1
11/01/14	10/31/15	16.53	0.13		0.37	0.50	(0.37)	(0.67)	—	(1.04)	15.99	1.74		4.38		0.79		86	3.37	0
11/01/13	10/31/14	16.45	0.40		(0.13)	0.27	(0.10)	(0.09)	—	(0.19)	16.53	1.73		6.22		2.37		96	1.64	0
02/28/13	10/31/13	14.29	0.19		1.97	2.16	—	—	—	—	16.45	1.75	(d)	13.83	(d)	1.84	(d)	42	15.12	0
Class R-5*
11/01/15	10/31/16	16.09	0.27		(1.13)	(0.86)	(0.12)	—	—	(0.12)	15.11	1.15		3.22		1.79		100	(5.36)	0
11/01/14	10/31/15	16.63	0.25		0.35	0.60	(0.47)	(0.67)	—	(1.14)	16.09	1.15		3.59		1.58		86	4.01	0
11/01/13	10/31/14	16.52	0.50		(0.14)	0.36	(0.16)	(0.09)	—	(0.25)	16.63	1.15		5.67		2.96		96	2.18	0
02/28/13	10/31/13	14.29	0.25		1.98	2.23	—	—	—	—	16.52	1.15	(d)	13.27	(d)	2.44	(d)	42	15.61	0
Class R-6*
11/01/15	10/31/16	16.11	0.27		(1.11)	(0.84)	(0.13)	—	—	(0.13)	15.14	1.05		3.73		1.80		100	(5.26)	0
11/01/14	10/31/15	16.65	0.24		0.37	0.61	(0.48)	(0.67)	—	(1.15)	16.11	1.05		3.80		1.48		86	4.11	0
11/01/13	10/31/14	16.53	0.51		(0.13)	0.38	(0.17)	(0.09)	—	(0.26)	16.65	1.05		5.67		3.05		96	2.31	0
02/28/13	10/31/13	14.29	0.26		1.98	2.24	—	—	—	—	16.53	1.05	(d)	13.27	(d)	2.54	(d)	42	15.68	0

Eagle Investment Grade Bond Fund
Class A*
11/01/15	10/31/16	14.87	0.17		0.26	0.43	(0.20)	(0.04)	—	(0.24)	15.06	0.85		1.54		1.11		90	2.91	17
11/01/14	10/31/15	14.89	0.17		0.04	0.21	(0.17)	(0.06)	—	(0.23)	14.87	0.85		1.36		1.14		82	1.46	20
11/01/13	10/31/14	14.89	0.17		0.04	0.21	(0.17)	(0.04)	—	(0.21)	14.89	0.85		1.21		1.15		139	1.42	23
11/01/12	10/31/13	15.51	0.12		(0.27)	(0.15)	(0.11)	(0.36)	—	(0.47)	14.89	0.85		1.01		0.80		136	(1.00)	37
11/01/11	10/31/12	15.25	0.18		0.39	0.57	(0.18)	(0.13)	—	(0.31)	15.51	0.85		0.96		1.15		94	3.77	65
Class C*
11/01/15	10/31/16	14.84	0.05		0.26	0.31	(0.08)	(0.04)	—	(0.12)	15.03	1.65		2.30		0.31		90	2.10	20
11/01/14	10/31/15	14.86	0.05		0.04	0.09	(0.05)	(0.06)	—	(0.11)	14.84	1.65		2.12		0.34		82	0.64	21
11/01/13	10/31/14	14.86	0.05		0.04	0.09	(0.05)	(0.04)	—	(0.09)	14.86	1.65		1.96		0.35		139	0.60	26
11/01/12	10/31/13	15.49	—	(e)	(0.26)	(0.26)	(0.01)	(0.36)	—	(0.37)	14.86	1.65		1.77		0.01		136	(1.75)	41
11/01/11	10/31/12	15.23	0.05		0.40	0.45	(0.06)	(0.13)	—	(0.19)	15.49	1.65		1.72		0.34		94	2.96	63
Class I*
11/01/15	10/31/16	14.90	0.20		0.26	0.46	(0.23)	(0.04)	—	(0.27)	15.09	0.60		1.25		1.36		90	3.17	12
11/01/14	10/31/15	14.92	0.21		0.04	0.25	(0.21)	(0.06)	—	(0.27)	14.90	0.60		1.09		1.39		82	1.71	9
11/01/13	10/31/14	14.92	0.21		0.04	0.25	(0.21)	(0.04)	—	(0.25)	14.92	0.60		0.91		1.40		139	1.67	9
11/01/12	10/31/13	15.54	0.16		(0.27)	(0.11)	(0.15)	(0.36)	—	(0.51)	14.92	0.60		0.72		1.04		136	(0.74)	7
11/01/11	10/31/12	15.27	0.21		0.41	0.62	(0.22)	(0.13)	—	(0.35)	15.54	0.60		0.67		1.38		94	4.09	6

The accompanying notes are an integral part of the financial statements.	35

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)	Portfolio turnover rate (%) (a)	Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Investment Grade Bond Fund (cont’d)
Class R-3*
11/01/15	10/31/16	$14.87	$0.13	$0.26	$0.39	$(0.16)	$(0.04)	$—	$(0.20)	$15.06	1.15		1.94		0.83	90	2.64	$0
11/01/14	10/31/15	14.89	0.13	0.04	0.17	(0.13)	(0.06)	—	(0.19)	14.87	1.15		1.69		0.84	82	1.15	0
11/01/13	10/31/14	14.89	0.13	0.04	0.17	(0.13)	(0.04)	—	(0.17)	14.89	1.15		1.55		0.85	139	1.12	0
11/01/12	10/31/13	15.51	0.08	(0.27)	(0.19)	(0.07)	(0.36)	—	(0.43)	14.89	1.15		1.34		0.50	136	(1.28)	0
11/01/11	10/31/12	15.24	0.13	0.40	0.53	(0.13)	(0.13)	—	(0.26)	15.51	1.15		1.35		0.88	94	3.49	0
Class R-5*
11/01/15	10/31/16	14.88	0.21	0.26	0.47	(0.23)	(0.04)	—	(0.27)	15.08	0.60		1.46		1.39	90	3.24	0
11/01/14	10/31/15	14.90	0.18	0.06	0.24	(0.20)	(0.06)	—	(0.26)	14.88	0.60		1.01		1.23	82	1.66	0
11/01/13	10/31/14	14.89	0.20	0.05	0.25	(0.20)	(0.04)	—	(0.24)	14.90	0.60		0.81		1.34	139	1.70	0
11/01/12	10/31/13	15.51	0.16	(0.27)	(0.11)	(0.15)	(0.36)	—	(0.51)	14.89	0.60		0.64		1.04	136	(0.77)	0
11/01/11	10/31/12	15.22	0.22	0.41	0.63	(0.21)	(0.13)	—	(0.34)	15.51	0.60		0.60		1.41	94	4.20	0
Class R-6*
11/01/15	10/31/16	14.94	0.23	0.25	0.48	(0.25)	(0.04)		(0.29)	15.13	0.50		1.17		1.49	90	3.27	1
07/31/15	10/31/15	14.87	0.05	0.06	0.11	(0.04)	—	—	(0.04)	14.94	0.50	(d)	0.99	(d)	1.33 (d)	82	0.71	0

Eagle Mid Cap Growth Fund
Class A*
11/01/15	10/31/16	43.39	(0.17)	(0.23)	(0.40)	—	(0.70)	—	(0.70)	42.29	1.17		1.17		(0.40)	34	(0.87)	320
11/01/14	10/31/15	45.68	(0.26)	2.26	2.00	—	(4.29)	—	(4.29)	43.39	1.14		1.14		(0.59)	52	4.70	354
11/01/13	10/31/14	41.03	(0.17)	6.74	6.57	—	(1.92)	—	(1.92)	45.68	1.19		1.19		(0.40)	60	16.58	283
11/01/12	10/31/13	31.52	(0.03)	10.68	10.65	—	(1.14)	—	(1.14)	41.03	1.20		1.20		(0.08)	52	34.81	304
11/01/11	10/31/12	29.96	(0.18)	1.74	1.56	—	—	—	—	31.52	1.22		1.22		(0.57)	87	5.21	233
Class C*
11/01/15	10/31/16	35.76	(0.38)	(0.20)	(0.58)	—	(0.70)	—	(0.70)	34.48	1.88		1.88		(1.11)	34	(1.58)	112
11/01/14	10/31/15	38.65	(0.48)	1.88	1.40	—	(4.29)	—	(4.29)	35.76	1.87		1.88		(1.32)	52	3.92	117
11/01/13	10/31/14	35.24	(0.41)	5.74	5.33	—	(1.92)	—	(1.92)	38.65	1.89		1.89		(1.12)	60	15.75	105
11/01/12	10/31/13	27.41	(0.25)	9.22	8.97	—	(1.14)	—	(1.14)	35.24	1.92		1.92		(0.80)	52	33.87	106
11/01/11	10/31/12	26.24	(0.34)	1.51	1.17	—	—	—	—	27.41	1.92		1.92		(1.27)	87	4.46	82
Class I*
11/01/15	10/31/16	45.26	(0.02)	(0.24)	(0.26)	—	(0.70)	—	(0.70)	44.30	0.82		0.82		(0.06)	34	(0.52)	421
11/01/14	10/31/15	47.33	(0.13)	2.35	2.22	—	(4.29)	—	(4.29)	45.26	0.82		0.83		(0.28)	52	5.02	358
11/01/13	10/31/14	42.31	(0.05)	6.99	6.94	—	(1.92)	—	(1.92)	47.33	0.85		0.85		(0.12)	60	16.97	210
11/01/12	10/31/13	32.36	0.08	11.01	11.09	—	(1.14)	—	(1.14)	42.31	0.87		0.87		0.22	52	35.28	126
11/01/11	10/31/12	30.66	(0.07)	1.77	1.70	—	—	—	—	32.36	0.88		0.88		(0.23)	87	5.54	81
Class R-3*
11/01/15	10/31/16	42.46	(0.28)	(0.23)	(0.51)	—	(0.70)	—	(0.70)	41.25	1.46		1.46		(0.69)	34	(1.16)	21
11/01/14	10/31/15	44.90	(0.37)	2.22	1.85	—	(4.29)	—	(4.29)	42.46	1.41		1.42		(0.86)	52	4.42	24
11/01/13	10/31/14	40.48	(0.31)	6.65	6.34	—	(1.92)	—	(1.92)	44.90	1.48		1.48		(0.73)	60	16.23	16
11/01/12	10/31/13	31.19	(0.14)	10.57	10.43	—	(1.14)	—	(1.14)	40.48	1.49		1.49		(0.39)	52	34.46	12
11/01/11	10/31/12	29.73	(0.26)	1.72	1.46	—	—	—	—	31.19	1.49		1.49		(0.84)	87	4.91	8
Class R-5*
11/01/15	10/31/16	45.15	(0.03)	(0.23)	(0.26)	—	(0.70)	—	(0.70)	44.19	0.83		0.83		(0.06)	34	(0.52)	153
11/01/14	10/31/15	47.28	(0.13)	2.29	2.16	—	(4.29)	—	(4.29)	45.15	0.82		0.83		(0.28)	52	4.89	133
11/01/13	10/31/14	42.27	(0.06)	6.99	6.93	—	(1.92)	—	(1.92)	47.28	0.87		0.87		(0.14)	60	16.96	55
11/01/12	10/31/13	32.34	0.09	10.98	11.07	—	(1.14)	—	(1.14)	42.27	0.89		0.89		0.24	52	35.24	39
11/01/11	10/31/12	30.64	(0.08)	1.78	1.70	—	—	—	—	32.34	0.90		0.90		(0.25)	87	5.55	30
Class R-6*
11/01/15	10/31/16	45.43	0.02	(0.24)	(0.22)	—	(0.70)	—	(0.70)	44.51	0.72		0.72		0.04	34	(0.43)	346
11/01/14	10/31/15	47.44	(0.10)	2.38	2.28	—	(4.29)	—	(4.29)	45.43	0.73		0.74		(0.21)	52	5.15	190
11/01/13	10/31/14	42.36	(0.05)	7.05	7.00	—	(1.92)	—	(1.92)	47.44	0.77		0.77		(0.10)	60	17.10	30
11/01/12	10/31/13	32.37	0.02	11.11	11.13	—	(1.14)	—	(1.14)	42.36	0.78		0.78		0.05	52	35.40	7
11/01/11	10/31/12	30.76	(0.05)	1.66	1.61	—	—	—	—	32.37	0.80		0.80		(0.16)	87	5.23	1

Eagle Mid Cap Stock Fund
Class A*
11/01/15	10/31/16	28.35	(0.11)	0.48	0.37	—	(3.34)	—	(3.34)	25.38	1.29		1.29		(0.42)	44	2.06	118
11/01/14	10/31/15	30.05	(0.12)	0.75	0.63	—	(2.33)	—	(2.33)	28.35	1.24		1.24		(0.40)	56	2.07	147
11/01/13	10/31/14	30.48	(0.13)	1.72	1.59	—	(2.02)	—	(2.02)	30.05	1.22		1.22		(0.43)	32	5.51	171
11/01/12	10/31/13	27.14	(0.04)	7.40	7.36	—	(4.02)	—	(4.02)	30.48	1.22		1.22		(0.14)	27	30.90	208
11/01/11	10/31/12	25.07	(0.02)	2.09	2.07	—	—	—	—	27.14	1.20		1.20		(0.09)	184	8.26	260

36	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered	Without expenses waived/ recovered	Net income (loss)	Portfolio turnover rate (%) (a)	Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Mid Cap Stock Fund (cont’d)
Class C*
11/01/15	10/31/16	$22.64	$(0.23)	$0.33	$0.10	$—	$(3.34)	$—	$(3.34)	$19.40	2.04	2.04	(1.17)	44	1.28	$90
11/01/14	10/31/15	24.62	(0.27)	0.62	0.35	—	(2.33)	—	(2.33)	22.64	1.99	1.99	(1.16)	56	1.32	109
11/01/13	10/31/14	25.52	(0.28)	1.40	1.12	—	(2.02)	—	(2.02)	24.62	1.96	1.96	(1.17)	32	4.69	124
11/01/12	10/31/13	23.49	(0.21)	6.26	6.05	—	(4.02)	—	(4.02)	25.52	1.95	1.95	(0.90)	27	30.00	138
11/01/11	10/31/12	21.86	(0.20)	1.83	1.63	—	—	—	—	23.49	1.92	1.92	(0.85)	184	7.46	147
Class I*
11/01/15	10/31/16	29.50	(0.02)	0.50	0.48	—	(3.34)	—	(3.34)	26.64	0.95	0.99	(0.08)	44	2.39	45
11/01/14	10/31/15	31.09	(0.03)	0.77	0.74	—	(2.33)	—	(2.33)	29.50	0.95	1.06	(0.10)	56	2.37	51
11/01/13	10/31/14	31.39	(0.05)	1.77	1.72	—	(2.02)	—	(2.02)	31.09	0.95	1.10	(0.16)	32	5.78	87
11/01/12	10/31/13	27.76	0.03	7.62	7.65	—	(4.02)	—	(4.02)	31.39	0.95	1.12	0.11	27	31.31	98
11/01/11	10/31/12	25.58	0.04	2.14	2.18	—	—	—	—	27.76	0.91	0.91	0.16	184	8.52	118
Class R-3*
11/01/15	10/31/16	27.55	(0.17)	0.44	0.27	—	(3.34)	—	(3.34)	24.48	1.58	1.58	(0.71)	44	1.72	1
11/01/14	10/31/15	29.36	(0.21)	0.73	0.52	—	(2.33)	—	(2.33)	27.55	1.59	1.59	(0.73)	56	1.71	2
11/01/13	10/31/14	29.92	(0.21)	1.67	1.46	—	(2.02)	—	(2.02)	29.36	1.53	1.53	(0.73)	32	5.16	5
11/01/12	10/31/13	26.78	(0.13)	7.29	7.16	—	(4.02)	—	(4.02)	29.92	1.52	1.52	(0.48)	27	30.53	6
11/01/11	10/31/12	24.80	(0.12)	2.10	1.98	—	—	—	—	26.78	1.49	1.49	(0.47)	184	7.98	6
Class R-5*
11/01/15	10/31/16	29.65	(0.02)	0.50	0.48	—	(3.34)	—	(3.34)	26.79	0.95	1.07	(0.08)	44	2.38	0
11/01/14	10/31/15	31.24	(0.03)	0.77	0.74	—	(2.33)	—	(2.33)	29.65	0.95	0.99	(0.10)	56	2.36	0
11/01/13	10/31/14	31.53	(0.05)	1.78	1.73	—	(2.02)	—	(2.02)	31.24	0.94	0.94	(0.16)	32	5.79	0
11/01/12	10/31/13	27.77	0.19	7.59	7.78	—	(4.02)	—	(4.02)	31.53	0.84	0.84	0.69	27	31.84	1
11/01/11	10/31/12	25.60	0.05	2.12	2.17	—	—	—	—	27.77	0.94	0.94	0.19	184	8.48	13
Class R-6*
11/01/15	10/31/16	29.70	0.01	0.50	0.51	—	(3.34)	—	(3.34)	26.87	0.85	0.87	0.02	44	2.48	1
11/01/14	10/31/15	31.25	— (e)	0.78	0.78	—	(2.33)	—	(2.33)	29.70	0.83	0.84	0.01	56	2.49	0
11/01/13	10/31/14	31.50	(0.01)	1.78	1.77	—	(2.02)	—	(2.02)	31.25	0.82	0.82	(0.04)	32	5.93	1
11/01/12	10/31/13	27.81	(0.02)	7.73	7.71	—	(4.02)	—	(4.02)	31.50	0.79	0.79	(0.08)	27	31.49	0
11/01/11	10/31/12	25.70	0.05	2.06	2.11	—	—	—	—	27.81	0.85	0.91	0.18	184	8.21	0

Eagle Small Cap Growth Fund
Class A*
11/01/15	10/31/16	52.98	(0.33)	1.29	0.96	—	(3.46)	—	(3.46)	50.48	1.15	1.15	(0.66)	32	2.07	848
11/01/14	10/31/15	57.57	(0.33)	2.22	1.89	—	(6.48)	—	(6.48)	52.98	1.10	1.10	(0.60)	45	3.23	711
11/01/13	10/31/14	54.33	(0.34)	4.27	3.93	—	(0.69)	—	(0.69)	57.57	1.11	1.11	(0.61)	37	7.30	759
11/01/12	10/31/13	41.13	(0.16)	13.36	13.20	—	—	—	—	54.33	1.10	1.10	(0.33)	38	32.09	999
11/01/11	10/31/12	38.93	(0.24)	2.44	2.20	—	—	—	—	41.13	1.11	1.11	(0.61)	44	5.65	690
Class C*
11/01/15	10/31/16	42.10	(0.52)	0.98	0.46	—	(3.46)	—	(3.46)	39.10	1.85	1.85	(1.36)	32	1.37	166
11/01/14	10/31/15	47.33	(0.59)	1.84	1.25	—	(6.48)	—	(6.48)	42.10	1.82	1.82	(1.32)	45	2.49	186
11/01/13	10/31/14	45.11	(0.61)	3.52	2.91	—	(0.69)	—	(0.69)	47.33	1.82	1.82	(1.32)	37	6.52	190
11/01/12	10/31/13	34.40	(0.42)	11.13	10.71	—	—	—	—	45.11	1.82	1.82	(1.05)	38	31.13	189
11/01/11	10/31/12	32.78	(0.44)	2.06	1.62	—	—	—	—	34.40	1.83	1.83	(1.32)	44	4.94	129
Class I*
11/01/15	10/31/16	54.84	(0.16)	1.33	1.17	—	(3.46)	—	(3.46)	52.55	0.81	0.81	(0.32)	32	2.40	1,374
11/01/14	10/31/15	59.19	(0.16)	2.29	2.13	—	(6.48)	—	(6.48)	54.84	0.78	0.78	(0.28)	45	3.58	1,757
11/01/13	10/31/14	55.68	(0.16)	4.36	4.20	—	(0.69)	—	(0.69)	59.19	0.78	0.78	(0.29)	37	7.61	1,770
11/01/12	10/31/13	42.04	(0.01)	13.67	13.66	(0.02)	—	—	(0.02)	55.68	0.79	0.79	(0.01)	38	32.49	1,815
11/01/11	10/31/12	39.65	(0.11)	2.50	2.39	—	—	—	—	42.04	0.78	0.78	(0.28)	44	6.03	1,313
Class R-3*
11/01/15	10/31/16	51.82	(0.43)	1.25	0.82	—	(3.46)	—	(3.46)	49.18	1.39	1.39	(0.90)	32	1.83	94
11/01/14	10/31/15	56.59	(0.48)	2.19	1.71	—	(6.48)	—	(6.48)	51.82	1.38	1.38	(0.88)	45	2.94	119
11/01/13	10/31/14	53.58	(0.50)	4.20	3.70	—	(0.69)	—	(0.69)	56.59	1.42	1.42	(0.92)	37	6.97	127
11/01/12	10/31/13	40.68	(0.29)	13.19	12.90	—	—	—	—	53.58	1.37	1.37	(0.62)	38	31.71	134
11/01/11	10/31/12	38.58	(0.35)	2.45	2.10	—	—	—	—	40.68	1.38	1.38	(0.88)	44	5.44	84

The accompanying notes are an integral part of the financial statements.	37

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered	Without expenses waived/ recovered	Net income (loss)	Portfolio turnover rate (%) (a)		Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Small Cap Growth Fund (cont’d)
Class R-5*
11/01/15	10/31/16	$55.02	$(0.15)	$1.34	$1.19	$—	$(3.46)	$—	$(3.46)	$52.75	0.78	0.78	(0.30)	32		2.43	$444
11/01/14	10/31/15	59.37	(0.15)	2.28	2.13	—	(6.48)	—	(6.48)	55.02	0.75	0.75	(0.25)	45		3.57	418
11/01/13	10/31/14	55.83	(0.16)	4.39	4.23	—	(0.69)	—	(0.69)	59.37	0.77	0.77	(0.28)	37		7.64	348
11/01/12	10/31/13	42.14	0.01	13.69	13.70	(0.01)	—	—	(0.01)	55.83	0.77	0.77	0.02	38		32.51	341
11/01/11	10/31/12	39.74	(0.12)	2.52	2.40	—	—	—	—	42.14	0.80	0.80	(0.29)	44		6.04	242
Class R-6*
11/01/15	10/31/16	55.27	(0.10)	1.35	1.25	—	(3.46)	—	(3.46)	53.06	0.67	0.67	(0.19)	32		2.53	1,139
11/01/14	10/31/15	59.55	(0.10)	2.30	2.20	—	(6.48)	—	(6.48)	55.27	0.66	0.66	(0.17)	45		3.68	737
11/01/13	10/31/14	55.92	(0.10)	4.42	4.32	—	(0.69)	—	(0.69)	59.55	0.66	0.66	(0.17)	37		7.79	576
11/01/12	10/31/13	42.20	0.03	13.74	13.77	(0.05)	—	—	(0.05)	55.92	0.68	0.68	0.07	38		32.68	502
11/01/11	10/31/12	39.76	(0.09)	2.53	2.44	—	—	—	—	42.20	0.69	0.69	(0.22)	44		6.14	260

Eagle Smaller Company Fund
Class A*
11/01/15	10/31/16	12.32	(0.05)	0.74	0.69	—	—	—	—	13.01	1.43	1.83	(0.38)	46		5.60	15
11/01/14	10/31/15	23.65	(0.10)	0.08	(0.02)	—	(11.31)	—	(11.31)	12.32	1.41	1.60	(0.70)	79		(1.88)	20
11/01/13	10/31/14	23.38	(0.09)	0.87	0.78	—	(0.51)	—	(0.51)	23.65	1.38	1.36	(0.38)	68	(f)	3.34	18
11/01/12	10/31/13	18.93	(0.03)	5.96	5.93	(0.09)	(1.39)	—	(1.48)	23.38	1.37	1.40	(0.13)	14		33.60	19
11/01/11	10/31/12	20.05	0.04	1.47	1.51	—	(2.63)	—	(2.63)	18.93	1.35	1.42	0.23	13		9.31	13
Class C*
11/01/15	10/31/16	11.05	(0.12)	0.66	0.54	—	—	—	—	11.59	2.16	2.57	(1.12)	46		4.89	17
11/01/14	10/31/15	22.46	(0.18)	0.08	(0.10)	—	(11.31)	—	(11.31)	11.05	2.17	2.35	(1.49)	79		(2.64)	21
11/01/13	10/31/14	22.38	(0.25)	0.84	0.59	—	(0.51)	—	(0.51)	22.46	2.11	2.09	(1.11)	68	(f)	2.63	11
11/01/12	10/31/13	18.22	(0.18)	5.73	5.55	—	(1.39)	—	(1.39)	22.38	2.12	2.14	(0.88)	14		32.62	11
11/01/11	10/31/12	19.52	(0.10)	1.43	1.33	—	(2.63)	—	(2.63)	18.22	2.11	2.19	(0.54)	13		8.54	7
Class I*
11/01/15	10/31/16	13.07	0.02	0.78	0.80	—	—	—	—	13.87	0.95	1.52	0.13	46		6.12	9
11/01/14	10/31/15	24.27	(0.03)	0.14	0.11	—	(11.31)	—	(11.31)	13.07	0.95	1.27	(0.17)	79		(0.99)	15
11/01/13	10/31/14	23.86	0.02	0.91	0.93	(0.01)	(0.51)	—	(0.52)	24.27	0.95	1.10	0.10	68	(f)	3.93	33
11/01/12	10/31/13	19.28	0.06	6.07	6.13	(0.16)	(1.39)	—	(1.55)	23.86	0.95	1.16	0.27	14		34.20	106
11/01/11	10/31/12	20.31	0.12	1.49	1.61	(0.01)	(2.63)	—	(2.64)	19.28	0.95	1.17	0.61	13		9.74	58
Class R-3*
11/01/15	10/31/16	11.96	(0.08)	0.72	0.64	—	—	—	—	12.60	1.70	2.19	(0.65)	46		5.35	0
11/01/14	10/31/15	23.33	(0.13)	0.07	(0.06)	—	(11.31)	—	(11.31)	11.96	1.70	2.07	(0.94)	79		(2.19)	0
11/01/13	10/31/14	23.12	(0.17)	0.89	0.72	—	(0.51)	—	(0.51)	23.33	1.70	1.77	(0.72)	68	(f)	3.11	0
11/01/12	10/31/13	18.77	(0.08)	5.89	5.81	(0.07)	(1.39)	—	(1.46)	23.12	1.70	1.85	(0.40)	14		33.17	0
11/01/11	10/31/12	19.96	— (e)	1.44	1.44	—	(2.63)	—	(2.63)	18.77	1.70	1.80	0.02	13		8.95	0
Class R-5*
11/01/15	10/31/16	12.93	(0.01)	0.79	0.78	—	—	—	—	13.71	0.95	1.67	(0.08)	46		6.03	0
11/01/14	10/31/15	24.20	(0.03)	0.07	0.04	—	(11.31)	—	(11.31)	12.93	0.95	1.14	(0.24)	79		(1.41)	0
11/01/13	10/31/14	23.82	0.04	0.87	0.91	(0.02)	(0.51)	—	(0.53)	24.20	0.95	1.04	0.18	68	(f)	3.85	0
11/01/12	10/31/13	19.25	(0.02)	6.15	6.13	(0.17)	(1.39)	—	(1.56)	23.82	0.95	1.00	(0.11)	14		34.25	0
11/01/11	10/31/12	20.30	0.12	1.48	1.60	(0.02)	(2.63)	—	(2.65)	19.25	0.95	1.28	0.62	13		9.72	0
Class R-6*
11/01/15	10/31/16	12.96	0.04	0.77	0.81	—	—	—	—	13.77	0.85	1.31	0.32	46		6.25	3
11/01/14	10/31/15	24.22	(0.01)	0.06	0.05	—	(11.31)	—	(11.31)	12.96	0.85	1.20	(0.07)	79		(1.33)	10
11/01/13	10/31/14	23.86	0.03	0.87	0.90	(0.03)	(0.51)	—	(0.54)	24.22	0.85	0.94	0.13	68	(f)	3.78	25
11/01/12	10/31/13	19.28	0.01	6.14	6.15	(0.18)	(1.39)	—	(1.57)	23.86	0.85	0.96	0.04	14		34.33	18
11/01/11	10/31/12	20.30	0.14	1.49	1.63	(0.02)	(2.63)	—	(2.65)	19.28	0.85	1.15	0.72	13		9.85	0

38	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%) (a)	Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Tactical Allocation Fund
Class A*
12/31/15	10/31/16	$14.29	$0.06	$0.24	$0.30	$—	$—	$—	$—	$14.59	1.17	(d)	17.33	(d)	0.47	(d)	66	2.10	$2
Class C*
12/31/15	10/31/16	14.29	(0.04)	0.25	0.21	—	—	—	—	14.50	1.97	(d)	10.40	(d)	(0.31	)(d)	66	1.47	1
Class I*
12/31/15	10/31/16	14.29	0.10	0.23	0.33	—	—	—	—	14.62	0.87	(d)	8.81	(d)	0.77	(d)	66	2.31	5
Class R-3*
12/31/15	10/31/16	14.29	0.03	0.25	0.28	—	—	—	—	14.57	1.37	(d)	22.76	(d)	0.21	(d)	66	1.96	0
Class R-5*
12/31/15	10/31/16	14.29	0.08	0.26	0.34	—	—	—	—	14.63	0.87	(d)	21.86	(d)	0.69	(d)	66	2.38	0
Class R-6*
12/31/15	10/31/16	14.29	0.10	0.25	0.35	—	—	—	—	14.64	0.77	(d)	22.16	(d)	0.82	(d)	66	2.45	0

* Per share amounts have been calculated using the daily average share method.

(a) Not annualized for periods less than one year.

(b) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.

(c) The Eagle Capital Appreciation Fund changed its subadvisor effective June 28, 2013.

(d) Annualized.

(e) Per share amount is less than $0.005.

(f) The Eagle Smaller Company Fund changed its subadvisor effective October 20, 2014.

The accompanying notes are an integral part of the financial statements.	39

Notes to Financial Statements

10.31.2016

NOTE 1  |  Organization and investment objective  |  The Eagle Capital Appreciation Fund, the Eagle Growth & Income Fund and the Eagle Series Trust (each a “Trust” and collectively the “Trusts” or the “Eagle Family of Funds”) are organized as separate Massachusetts business trusts, and are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies. Currently all members of the Board of Trustees (“Board”) for the Trusts serve as Trustees for each of the Trusts. Trusts offer shares in the following series (each a “Fund” and collectively the “Funds”) and are advised by Eagle Asset Management, Inc. (“Eagle” or “Manager”).

•	The Eagle Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation.

•	The Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

The Eagle Series Trust currently offers shares in seven series:

•	The Eagle International Stock Fund (“International Stock Fund”) seeks capital appreciation,

•	The Eagle Investment Grade Bond Fund (“Investment Grade Bond Fund”) seeks current income and preservation of capital,

•	The Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,

•	The Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund”) seeks long-term capital appreciation,

•	The Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation,

•	The Eagle Smaller Company Fund (“Smaller Company Fund”) seeks capital growth, and

•	The Eagle Tactical Allocation Fund (“Tactical Allocation Fund”) seeks long-term capital appreciation.

The Eagle Series Trust also includes the Eagle Tax-Exempt Bond Fund which is not currently offered for sale.

Class offerings  |  Each Fund is authorized and currently offers Class A, Class C, Class I, Class R-3, Class R-5, and Class R-6 shares to qualified buyers.

•

For all Funds except the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 4.75%. For the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 3.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•

Class C shares are sold subject to a CDSC of 1% of the lower of NAV or purchase price if redeemed within one year of purchase. Class C shares of the International Stock Fund purchased between July 31, 2015 and August 31, 2016 were sold without a CDSC.

•	Class I, Class R-3, Class R-5 and Class R-6 shares are each sold without a front-end sales charge or a CDSC to qualified buyers.

NOTE 2  |  Significant accounting policies  |  The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. GAAP.

Use of estimates  |  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities  |  The price of each Fund’s shares is based on the NAV per share of each class of a Fund. The NAV of each Fund’s shares is normally calculated each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq, generally 4 p.m., Eastern time. A Fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE has an early unscheduled close, each Fund’s share price may still be determined as of the scheduled NYSE closing time on that day. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAVs.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;

•	The security is not actively traded;

•	Trading on the security halted before the close of the trading market;

•	The security is newly issued;

•	Issuer-specific or vendor specific events occurred after the security halted trading; or

•	Due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq.

Issuer-specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;

•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or

•	Market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments for securities traded in foreign markets are furnished by Board approved independent pricing services. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Procedures, the Board has delegated the responsibility for applying and administering the Procedures to a valuation committee (“Valuation Committee”). The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and

40

Notes to Financial Statements

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assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Eagle checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Eagle compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Eagle documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board is responsible for the periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for a Fund. Fair value pricing methods, the Procedures and independent pricing services can change from time to time as approved by the Board, and may occur as a result of lookback testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security than a market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a Fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange-traded equity securities  |  Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign exchange-traded equity securities  |  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time trading ends in a foreign market on a particular security and the Fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that a Fund or Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, the security will be priced at fair value. Eagle also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the NYSE Close. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Securities primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of a Fund’s shares is determined only on business days of the Fund, the value of the securities of a Fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the Fund.

•

Fixed income securities  |  Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Futures and Options  |  Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2016, none of the Funds held futures or options.

•

Investment companies and exchange-traded funds (ETFs)  |  Investments in other open-end investment companies are valued at their reported NAV. Investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Fair value measurements | Each Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. A Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2016.

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Capital Appreciation Fund
Common stocks (a)	$337,222,052	$—	$—
Money market funds	1,314,181	—	—
Total investment portfolio	$338,536,233	$—	$—

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Notes to Financial Statements

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	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Growth & Income Fund
Common stocks (a)	$546,373,865	$—	$—
Money market funds	6,773,426	—	—
Total investment portfolio	$553,147,291	$—	$—
International Stock Fund
Common stocks (a):
Australia	$—	$584,977	$—
Austria	—	30,167	—
Denmark	—	295,464	—
Finland	—	75,926	—
France	—	1,509,983	—
Germany	—	1,831,072	—
Hong Kong	—	539,157	—
Ireland	—	80,901	—
Israel	104,120	244,390	—
Italy	—	527,688	—
Japan	—	4,150,655	—
Netherlands	209,661	391,179	—
New Zealand	—	31,181	—
Norway	—	167,511	—
Singapore	—	165,822	—
Spain	—	225,417	—
Sweden	—	197,099	—
Switzerland	—	601,454	—
United Kingdom	—	2,947,302	—
Money market funds	249,047	—	—
Total investment portfolio	$562,828	$14,597,345	$—
Investment Grade Bond Fund
Domestic corporate bonds (a)	$—	$28,373,684	$—
Foreign corporate bonds (a)	—	3,120,694	—
Mortgage and asset- backed securities	—	11,895,198	—
Foreign government bonds	—	151,080	—
U.S. Treasuries	—	1,759,164	—
U.S. Government agency securities	—	1,099,201	—
Supranational banks	—	2,524,016	—
Money market funds	755,604	—	—
Total investment portfolio	$755,604	$48,923,037	$—
Mid Cap Growth Fund
Common stocks (a)	$1,359,476,996	$—	$—
Money market funds	22,048,050	—	—
Total investment portfolio	$1,381,525,046	$—	$—

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Mid Cap Stock Fund
Common stocks (a)	$248,947,948	$—	$—
Money market funds	5,288,835	—	—
Total investment portfolio	$254,236,783	$—	$—
Small Cap Growth Fund
Common stocks (a)	$4,009,702,852	$—	$—
Contingent value rights	—	—	242,594
Money market funds	37,022,118	—	—
Total investment portfolio	$4,046,724,970	$—	$242,594
Smaller Company Fund
Common stocks (a)	$43,920,376	$—	$—
Money market funds	953,322	—	—
Total investment portfolio	$44,873,698	$—	$—
Tactical Allocation Fund
Exchange traded funds	$7,023,235	$—	$—
Money market funds	266,722	—	—
Total investment portfolio	$7,289,957	$—	$—

(a) Please see the investment portfolio for detail by industry.

The Fund recognizes transfers between levels at the end of the reporting period. During the fiscal year ended October 31, 2016, there were no transfers in or out of Levels 1, 2, or 3.

The following is a reconciliation of Level 3 securities held by the Small Cap Growth Fund as of October 31, 2016 for which significant unobservable inputs were used to determine fair value:

Small Cap Growth Fund
Balance as of October 31, 2015	$—
Purchases (acquired as a result of corporate action; allocated cost basis of $142,782)	242,594
Change in unrealized appreciation (depreciation)	—
Balance as of October 31, 2016	$242,594

The Funds’ policy for disclosing the valuation techniques and significant unobservable inputs for Level 3 assets and liabilities is to provide such disclosures when aggregate exposure to Level 3 investments exceeds 1% of net asset value. At October 31, 2016, the Level 3 investments within the Fund did not exceed such threshold and therefore have not been disclosed.

The contingent value rights (“CVR”) were acquired as a result of Dyax Corp. (which was a portfolio holding of the Fund) being acquired by Shire PLC. In exchange for the Fund’s shares in Dyax Corp., the Fund received cash consideration from Shire PLC as well as the CVR.

Foreign currency transactions  |  The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income

42

Notes to Financial Statements

10.31.2016

and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) on foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency exchange contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

Forward currency exchange contracts  |  Each of the Funds, except the Small Cap Growth Fund, is authorized to enter into forward currency contracts, which are used primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Forward currency exchange contracts are valued in U.S. dollars based upon forward exchange rates provided by an independent pricing service as of the close of the NYSE each valuation day and the unrealized gain or loss is included in the related Statement of Assets and Liabilities. When the contracts are closed, the gain or loss is realized. Realized and unrealized gains and losses are included in the related Statement of Operations. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts. During the fiscal year ended October 31, 2016, none of the Funds held forward currency exchange contracts.

Real estate investment trusts (“REIT(s)”)  |  There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REITs. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the Funds’ fiscal year-end and may differ from the estimated amounts.

Repurchase agreements  |  Each Fund may enter into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred. During the fiscal year ended October 31, 2016, none of the Funds held any repurchase agreements.

Revenue recognition  |  Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Foreign taxes  |  The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may or may not be recoverable. The Funds accrue such taxes and recoveries as applicable, when the related income or capital gains are earned and based upon the current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors.

Expenses  |  Each Fund is charged for certain expenses which are directly attributable to it and certain other expenses which are allocated proportionately among the Eagle Family of Funds based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class of shares. Other expenses of each Fund are allocated to each class of shares based upon its relative percentage of net assets.

Class allocations  |  Each class of shares has equal rights to earnings and assets except that each class may bear different expenses for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative percentage of net assets.

Distributions  |  Each Fund, except the Investment Grade Bond Fund and the Growth & Income Fund, distributes net investment income annually. Distributions of net investment income in the Investment Grade Bond Fund and the Growth & Income Fund are made monthly and quarterly, respectively. Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each applicable Fund, will be distributed to shareholders annually in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Dividends paid to shareholders from net investment income were as follows:

Distributions from net investment income	11/1/15 to 10/31/16	11/1/14 to 10/31/15
Capital Appreciation Fund
Class A	$46,043	$—
Class C	—	—
Class I	332,588	113,793
Class R-3	—	—
Class R-5	23,910	1,947
Class R-6	11	—
Growth & Income Fund
Class A	3,012,861	3,895,855	*
Class C	2,167,962	2,482,573	*
Class I	3,364,278	4,536,288	*
Class R-3	41,794	45,076	*
Class R-5	6,226	45,331	*
Class R-6	714,390	1,935	*

*Includes return of capital in the amount of $365,076
International Stock Fund
Class A	45,124	86,181
Class C	—	72,288
Class I	28,889	37,744
Class R-3	3	65
Class R-5	212	83
Class R-6	25	86

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Notes to Financial Statements

10.31.2016

Distributions from net investment income (cont’d)	11/1/15 to 10/31/16	11/1/14 to 10/31/15
Investment Grade Bond Fund
Class A	$230,287	$249,813
Class C	106,098	84,024
Class I	149,267	124,253
Class R-3	1,369	251
Class R-5	262	39
Class R-6	2,025	6

Distributions paid to shareholders from net realized gains were as follows:

Distributions from net realized gains	11/1/15 to 10/31/16	11/1/14 to 10/31/15
Capital Appreciation Fund
Class A	$21,628,944	$20,832,937
Class C	11,141,899	10,785,656
Class I	13,002,521	11,419,909
Class R-3	130,368	81,839
Class R-5	998,682	706,694
Class R-6	314	—
Growth & Income Fund
Class A	—	1,655,129	^
Class C	—	1,643,442	^
Class I	—	1,577,964	^
Class R-3	—	24,176	^
Class R-5	—	30,840	^
Class R-6	—	778	^
^ Includes return of capital in the amount of $295,478
International Stock Fund
Class A	—	147,994
Class C	—	166,177
Class I	—	53,466
Class R-3	—	118
Class R-5	—	119
Class R-6	—	119
Investment Grade Bond Fund
Class A	56,240	91,386
Class C	61,745	106,233
Class I	23,537	34,149
Class R-3	83	123
Class R-5	9	12
Class R-6	7	—
Mid Cap Growth Fund
Class A	5,805,631	26,793,835
Class C	2,320,335	11,654,418
Class I	6,175,640	20,217,916

Distributions from net realized gains (cont’d)	11/1/15 to 10/31/16	11/1/14 to 10/31/15
Class R-3	$394,348	$1,607,970
Class R-5	2,154,918	4,875,830
Class R-6	3,455,584	3,132,740
Mid Cap Stock Fund
Class A	16,786,955	12,929,183
Class C	15,689,307	11,465,291
Class I	5,595,464	6,350,615
Class R-3	202,795	375,354
Class R-5	27,645	29,218
Class R-6	123,684	51,774
Small Cap Growth Fund
Class A	45,836,967	84,387,164
Class C	15,163,196	25,713,397
Class I	106,369,790	190,073,412
Class R-3	7,617,115	14,232,137
Class R-5	27,455,433	38,429,995
Class R-6	50,864,936	62,850,610
Smaller Company Fund
Class A	—	8,138,310
Class C	—	5,160,921
Class I	—	10,961,615
Class R-3	—	205,037
Class R-5	—	2,565
Class R-6	—	12,875,708

Offering costs  |  Offering costs of $155,956 associated with the formation of the Tactical Allocation Fund are being accounted for as a deferred charge and are being amortized on a straight line basis over 12 months from the date of commencement of operations, December 31, 2015. For the period ended October 31, 2016, the Tactical Allocation Fund amortized expenses of $133,806, and as of October 31, 2016, $22,150 of offering costs remain deferred.

Other  |  In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities  |  For the period ended October 31, 2016, purchases and sales of investment securities (excluding short-term obligations) were as follows:

	Purchases	Sales
Capital Appreciation Fund	$117,140,411	$124,921,404
Growth & Income Fund	79,563,443	134,653,538
International Stock Fund	18,122,198	18,158,828
Investment Grade Bond Fund
Debt securities	32,755,823	24,317,023
U.S. Treasury securities	9,607,162	18,233,793

44

Notes to Financial Statements

10.31.2016

	Purchases	Sales
Mid Cap Growth Fund	$675,630,473	$441,337,580
Mid Cap Stock Fund	118,615,196	176,631,850
Small Cap Growth Fund	1,321,403,221	1,244,592,384
Smaller Company Fund	23,264,907	46,361,435
Tactical Allocation Fund	9,237,625	2,243,759

NOTE 4  |  Investment advisory fees and other transactions with affiliates  |  Each Fund has agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund is as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion Over $1 billion	0.60 0.55	% %
Growth & Income Fund	First $100 million $100 million to $500 million Over $500 million	0.60 0.45 0.40	% % %
International Stock Fund	All assets	0.85%
Investment Grade Bond Fund	All assets	0.30%
Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Growth Fund, Smaller Company Fund	First $500 million $500 million to $1 billion Over $1 billion	0.60 0.55 0.50	% % %
Tactical Allocation Fund	All assets	0.57%

For administrative services provided by the Manager, each Fund has agreed to pay an administrative rate of 0.15% of the average daily net assets of Class A, Class C and Class R-3 shares and 0.10% of the average daily net assets of Class I, Class R-5 and Class R-6 shares.

Occasionally shareholder meeting costs, that would otherwise be expenses of the Funds, are shared between the Funds and the Manager at the request of the Board. Under this discretionary arrangement, the shareholder meeting costs are split between the Funds and the Manager based on an agreed-upon percentage at the time the costs are incurred. During the Funds’ fiscal year ended October 31, 2016, the cost of holding a shareholder meeting to elect Trustees on September 20, 2016 was $513,774, of which $154,132 was paid by the Manager and $359,642 was paid by the Funds. Each Fund’s share of the costs related to the shareholder meeting is included in other expenses and professional fees as presented on the Statement of Operations. This arrangement is separate from the expenses limitation that is discussed on the following pages.

Each Fund is permitted to purchase securities from and sell securities to other Funds under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, for the year ended October 31, 2016, the Small Cap Growth Fund engaged in securities purchases of $15,103,372.

From time to time there may be entities that are record owners of more than 5% of the outstanding shares of the Funds. As of October 31, 2016 Eagle, the Manager, owned 10% of the Tactical Allocation Fund. There were no other record owners with more than 5% of the outstanding shares of the Funds as of October 31, 2016.

Subadvisory fees  |  The Manager has entered into subadvisory agreements with certain parties to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds.

The Manager entered into a subadvisory agreement with ClariVest Asset Management LLC (“ClariVest”), an affiliate of Eagle, to serve as subadvisor for the Capital Appreciation Fund and the International Stock Fund. Under this agreement, Eagle pays ClariVest an annualized rate of 0.55% and 0.85%, respectively, on all assets as a percentage of the Fund’s average daily net assets, computed daily and payable monthly for the Capital Appreciation Fund and the International Stock Fund, respectively.

The Manager entered into a subadvisory agreement with Cougar Global Investments Limited (“Cougar Global”), an affiliate of Eagle, to serve as subadvisor for the Tactical Allocation Fund. Under this agreement, Eagle pays Cougar Global an annualized rate of 0.57% on all assets as a percentage of the Fund’s average daily net assets, computed daily and payable monthly for the Tactical Allocation Fund.

Distribution and service fees  |  Pursuant to the Class A, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“Rule 12b-1 Plans”), the Funds are authorized to pay Eagle Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. Each Fund of the Eagle Series Trust is authorized to pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. The Capital Appreciation Fund and the Growth & Income Fund are authorized to pay the Distributor distribution and service fees of up to 0.50% of those Funds’ average daily net assets attributable to Class A shares of those Funds. Currently, the distribution and service fee is 0.25% for Class A shares of each Fund. Each Fund also is authorized, and currently pays, the Distributor distribution and service fees of 1% for Class C shares, and 0.50% for Class R-3 shares. The Funds do not incur any direct distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, Eagle or any third party may make payments for the sale and distribution of all share classes, including Class I, Class R-5 or Class R-6 shares, from its own resources.

Sales charges  |  For the fiscal year ended October 31, 2016, total front-end sales charges and CDSCs paid to the Distributor were as follows:

	Front-end sales charge	Contingent deferred sales charges
	Class A	Class A	Class C
Capital Appreciation Fund	$49,200	$—	$1,188
Growth & Income Fund	236,916	—	1,213
International Stock Fund	16,795	—	2
Investment Grade Bond Fund	12,953	—	11
Mid Cap Growth Fund	171,207	—	2,691
Mid Cap Stock Fund	19,977	—	224
Small Cap Growth Fund	160,074	—	1,261
Smaller Company Fund	15,102	—	1
Tactical Allocation Fund	13,015	—	—

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions  |  For the fiscal year ended October 31, 2016, total agency brokerage commissions paid and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
Capital Appreciation Fund	$78,044	$—
Growth & Income Fund	95,409	—

45

Notes to Financial Statements

10.31.2016

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
International Stock Fund	$18,132	$—
Investment Grade Bond Fund	—	—
Mid Cap Growth Fund	533,040	27,059
Mid Cap Stock Fund	133,885	6,166
Small Cap Growth Fund	1,813,019	112,832
Smaller Company Fund	35,936	2,648
Tactical Allocation Fund	1,524	—

Internal audit fees  |  RJA provides internal audit services to the Funds. Each Fund pays RJA a fixed and/or hourly fee for these services.

Shareholder servicing fees  |  Eagle Fund Services, Inc. (“EFS”), an affiliate of the Manager, is the shareholder servicing agent for each of the Funds. EFS’ actual cost of providing such services is reimbursed by the Funds on a pro-rata basis of each Fund’s relative total net assets. The amount of shareholder servicing fees charged to the Funds were as follows:

Shareholder servicing fees	11/1/15 to 10/31/16
Capital Appreciation Fund Class A	$9,453
Capital Appreciation Fund Class C	3,962
Capital Appreciation Fund Class I	6,640
Capital Appreciation Fund Class R-3	60
Capital Appreciation Fund Class R-5	452
Capital Appreciation Fund Class R-6	—
Growth & Income Fund Class A	10,293
Growth & Income Fund Class C	11,460
Growth & Income Fund Class I	9,663
Growth & Income Fund Class R-3	173
Growth & Income Fund Class R-5	19
Growth & Income Fund Class R-6	—
International Stock Fund Class A	497
International Stock Fund Class C	315
International Stock Fund Class I	336
International Stock Fund Class R-3	11
International Stock Fund Class R-5	2
International Stock Fund Class R-6	—
Investment Grade Bond Fund Class A	1,060
Investment Grade Bond Fund Class C	1,252
Investment Grade Bond Fund Class I	581
Investment Grade Bond Fund Class R-3	8
Investment Grade Bond Fund Class R-5	1
Investment Grade Bond Fund Class R-6	—
Mid Cap Growth Fund Class A	20,316
Mid Cap Growth Fund Class C	6,947
Mid Cap Growth Fund Class I	24,493
Mid Cap Growth Fund Class R-3	1,339

Shareholder servicing fees (cont’d)	11/1/15 to 10/31/16
Mid Cap Growth Fund Class R-5	$8,700
Mid Cap Growth Fund Class R-6	—
Mid Cap Stock Fund Class A	7,876
Mid Cap Stock Fund Class C	5,921
Mid Cap Stock Fund Class I	2,735
Mid Cap Stock Fund Class R-3	93
Mid Cap Stock Fund Class R-5	15
Mid Cap Stock Fund Class R-6	—
Small Cap Growth Fund Class A	44,336
Small Cap Growth Fund Class C	10,601
Small Cap Growth Fund Class I	95,704
Small Cap Growth Fund Class R-3	6,238
Small Cap Growth Fund Class R-5	25,994
Small Cap Growth Fund Class R-6	—
Smaller Company Fund Class A	975
Smaller Company Fund Class C	1,102
Smaller Company Fund Class I	642
Smaller Company Fund Class R-3	23
Smaller Company Fund Class R-5	2
Smaller Company Fund Class R-6	—
Tactical Allocation Fund Class A	73
Tactical Allocation Fund Class C	24
Tactical Allocation Fund Class I	78
Tactical Allocation Fund Class R-3	—
Tactical Allocation Fund Class R-5	1
Tactical Allocation Fund Class R-6	—

Expense limitations  |  Eagle contractually agreed to reduce its fees and/or reimburse expenses to each class of the Funds through February 28, 2017, to the extent that the annual operating expense rate for each class of shares exceeded the following annualized rates as a percentage of average daily net assets of each class of shares.

Expense limitations rate schedule	Class A	Class C	Class I
Capital Appreciation Fund	1.40%	2.20%	0.95%
Growth & Income Fund	1.40%	2.20%	0.95%
International Stock Fund	1.75%	2.55%	1.15%
Investment Grade Bond Fund	0.85%	1.65%	0.60%
Mid Cap Growth Fund	1.50%	2.30%	0.95%
Mid Cap Stock Fund	1.50%	2.30%	0.95%
Small Cap Growth Fund	1.50%	2.30%	0.95%
Smaller Company Fund	1.50%	2.30%	0.95%
Tactical Allocation Fund	1.17%	1.97%	0.87%

46

Notes to Financial Statements

10.31.2016

Expense limitations rate schedule (cont’d)	Class R-3	Class R-5	Class R-6
Capital Appreciation Fund	1.65%	0.95%	0.85%
Growth & Income Fund	1.65%	0.95%	0.85%
International Stock Fund	1.75%	1.15%	1.05%
Investment Grade Bond Fund	1.15%	0.60%	0.50%
Mid Cap Growth Fund	1.70%	0.95%	0.85%
Mid Cap Stock Fund	1.70%	0.95%	0.85%
Small Cap Growth Fund	1.70%	0.95%	0.85%
Smaller Company Fund	1.70%	0.95%	0.85%
Tactical Allocation Fund	1.37%	0.87%	0.77%

Fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed	11/1/15 to 10/31/16
Capital Appreciation Fund Class R-6	$16
International Stock Fund	342,061
International Stock Fund Class I	6,353
International Stock Fund Class R-3	103
International Stock Fund Class R-5	59
International Stock Fund Class R-6	42
Investment Grade Bond Fund	256,356
Investment Grade Bond Fund Class A	28,222
Investment Grade Bond Fund Class C	24,088
Investment Grade Bond Fund Class I	11,037
Investment Grade Bond Fund Class R-3	309
Investment Grade Bond Fund Class R-5	49
Investment Grade Bond Fund Class R-6	228
Mid Cap Stock Fund Class I	20,277
Mid Cap Stock Fund Class R-5	299
Mid Cap Stock Fund Class R-6	219
Smaller Company Fund	199,163
Smaller Company Fund Class I	19,684
Smaller Company Fund Class R-3	296
Smaller Company Fund Class R-5	62
Smaller Company Fund Class R-6	9,014
Tactical Allocation Fund	335,970
Tactical Allocation Fund Class A	7,408
Tactical Allocation Fund Class C	1,451
Tactical Allocation Fund Class I	2,263
Tactical Allocation Fund Class R-3	95
Tactical Allocation Fund Class R-5	91
Tactical Allocation Fund Class R-6	98

A portion or all of a Fund’s fees and expenses reduced and/or reimbursed by the Manager in prior fiscal years may be recoverable by Eagle prior to their expiration date. Eagle must recover from the same class of shares any previously reduced and/or reimbursed fees and expenses within two years from the Fund’s fiscal year-end during which the fees and expenses were originally reduced and/or reimbursed. Previously reduced and/or reimbursed fees and expenses are recovered by Eagle when expenses in the current fiscal year fall below the expense rate limitation then in effect. The following table shows the amounts that Eagle may be allowed to recover by class of shares and the date in which these amounts will expire:

Recoverable expenses	10/31/2018	10/31/2017
Capital Appreciation Fund Class R-6	$16	$—
International Stock Fund	342,061	317,873
International Stock Fund Class I	6,353	1,726
International Stock Fund Class R-3	103	—
International Stock Fund Class R-5	59	1
International Stock Fund Class R-6	42	4
Investment Grade Bond Fund	256,356	201,626
Investment Grade Bond Fund Class A	28,222	27,428
Investment Grade Bond Fund Class C	24,088	23,111
Investment Grade Bond Fund Class I	11,037	8,879
Investment Grade Bond Fund Class R-3	309	47
Investment Grade Bond Fund Class R-5	49	1
Investment Grade Bond Fund Class R-6	228	1
Mid Cap Stock Fund Class I	20,277	75,095
Mid Cap Stock Fund Class R-5	299	90
Mid Cap Stock Fund Class R-6	219	—
Smaller Company Fund	199,163	156,879
Smaller Company Fund Class I	19,684	25,016
Smaller Company Fund Class R-3	296	600
Smaller Company Fund Class R-5	62	1
Smaller Company Fund Class R-6	9,014	34,149
Tactical Allocation Fund	335,970	N/A
Tactical Allocation Fund Class A	7,408	N/A
Tactical Allocation Fund Class C	1,451	N/A
Tactical Allocation Fund Class I	2,263	N/A
Tactical Allocation Fund Class R-3	95	N/A
Tactical Allocation Fund Class R-5	91	N/A
Tactical Allocation Fund Class R-6	98	N/A

Trustees and officers compensation  |  Each Trustee of the Eagle Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Eagle Family of Funds’ regular or special meetings attended in person and 25% of such meeting fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a Fund, Trustees’ fees and expenses are paid equally by each Fund in the Eagle Family of Funds. Certain officers of the Eagle Family of Funds may also be officers and/or directors of Eagle. Such officers receive no compensation from the Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each Fund in the Eagle Family of Funds.

NOTE 5 | Federal income taxes and distributions | Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since each of the

47

Notes to Financial Statements

10.31.2016

Funds intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. The Manager has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (tax years ended October 31, 2013 to October 31, 2016) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and net realized gains for financial reporting purposes. These differences primarily relate to deferral of losses from wash sales and non-REIT return of capital.

For income tax purposes, distributions paid during the fiscal years indicated were as follows:

	Ordinary income		Long-term capital gains
	10/31/16	10/31/15	10/31/16	10/31/15
Capital Appreciation Fund	$402,552	$3,601,350	$46,902,728	$40,341,425
Growth & Income Fund	9,307,511	10,641,982	—	4,636,851
International Stock Fund	74,253	564,440	—	—
Investment Grade Bond Fund	626,460	690,289	4,469	—
Mid Cap Growth Fund	—	—	20,306,456	68,282,709
Mid Cap Stock Fund	—	—	38,425,850	31,201,435
Small Cap Growth Fund	—	—	253,307,437	415,686,715
Smaller Company Fund	—	—	—	37,344,156
Tactical Allocation Fund	—	N/A	—	N/A

Return of capital
	10/31/16	10/31/15
Capital Appreciation Fund	$—	$—
Growth & Income Fund	—	660,554
International Stock Fund	—	—
Investment Grade Bond Fund	—	—
Mid Cap Growth Fund	—	—
Mid Cap Stock Fund	—	—
Small Cap Growth Fund	—	—
Smaller Company Fund	—	—
Tactical Allocation Fund	—	N/A

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences. The reclassifications arise from permanent book/tax differences primarily attributable to net operating losses not utilized, foreign currency transactions, capital loss carryforwards expired, return of capital distributions from REITs, return of capital distributions from non-REITs, paydowns on debt securities, and adjustments for partnership distributions and income. The reclassifications were as follows:

Fund	Undistributed net investment income (loss)	Accumulated net realized gain (loss)	Paid-in capital
Capital Appreciation Fund	$(13,965)	$(5,018)	$18,983
Growth & Income Fund	110,346	352,547	(462,893)
International Stock Fund	(17,343)	17,343	—
Investment Grade Bond Fund	107,992	(107,992)	—
Mid Cap Growth Fund	5,393,574	(69,130)	(5,324,444)
Mid Cap Stock Fund	2,187,795	120,334	(2,308,129)
Small Cap Growth Fund	18,501,682	995,161	(19,496,843)
Smaller Company Fund	456,717	(21,265)	(435,452)
Tactical Allocation Fund	—	—	—

At October 31, 2016, the Funds had capital loss carryforwards available to offset future realized gains through the years listed below as follows:

Fund	10/31/17	Indefinitely	Total
Capital Appreciation Fund	$—	$—	$—
Growth & Income Fund	715,724	—	715,724
International Stock Fund	—	1,652,783	1,652,783
Investment Grade Bond Fund	—	—	—
Mid Cap Growth Fund	—	8,076,085	8,076,085
Mid Cap Stock Fund	—	—	—
Small Cap Growth Fund	—	—	—
Smaller Company Fund	—	—	—
Tactical Allocation Fund	—	—	—

Fund	Capital loss carryforwards utilized during the year fiscal ended October 31, 2016	Capital loss carryforwards expired during the fiscal year ended October 31, 2016
Capital Appreciation Fund	$—	$—
Growth & Income Fund	931,172	—
International Stock Fund	—	—
Investment Grade Bond Fund	—	—
Mid Cap Growth Fund	—	—
Mid Cap Stock Fund	—	—
Small Cap Growth Fund	—	—
Smaller Company Fund	340,354	—
Tactical Allocation Fund	—	—

48

Notes to Financial Statements

10.31.2016

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term gain	Other Accumulated Losses	Late Year Loss Deferral	Net unrealized app/(dep)
Capital Appreciation Fund	$584,813	$21,212,901	$—	$—	$89,214,124
Growth & Income Fund	389,631	28,297,523	(715,724)	—	121,370,912	†
International Stock Fund	249,169	—	(1,669,077)	—	215,904	††
Investment Grade Bond Fund	283,104	159,170	(67,260)	—	532,786
Mid Cap Growth Fund	—	—	(8,076,085)	(2,030,907)	240,062,124
Mid Cap Stock Fund	—	21,546,112	(61,437)	(1,555,941)	40,806,818
Small Cap Growth Fund	—	123,128,216	(46,432)	(12,763,413)	922,978,370
Smaller Company Fund	—	4,398,671	(17,978)	(237,114)	8,066,454
Tactical Allocation Fund	26,850	—	—	—	17,089

† Includes currency appreciation/(depreciation) of $(4,519)

†† Includes currency appreciation/(depreciation) of $(3,327)

NOTE 6 | Line of Credit | As of October 31, 2016, the Trusts have a secured line of credit of up to $250,000,000 with U.S. Bank N.A, secured by a first priority lien on the Trusts’ assets. Each Fund may borrow up to 33.33% of the net market value of such Fund’s assets, with the maximum aggregate limit of $250,000,000 for all Funds. Borrowings under this arrangement bear interest at U.S. Bank N.A.‘s prime rate minus one percent, which for the fiscal year ended October 31, 2016 was 2.50%. The only Funds to utilize the line of credit during the fiscal year ended October 31, 2016, were the International Stock Fund, Investment Grade Bond Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Smaller Company Fund, which had maximum outstanding balances of $3,626,000, $979,000, $7,038,000, $19,376,000 and $2,313,000, respectively, and average daily balances outstanding of $52,251, $21,388, $109,943, $77,279 and $6,320, respectively. The total interest expense incurred under the terms of the line of credit by the International Stock Fund, Investment Grade Bond Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Smaller Company Fund was $1,328, $544, $2,794, $1,964 and $161, respectively. As of October 31, 2016, none of the Funds had any amounts outstanding under the line of credit.

NOTE 7 | Subsequent events | On August 19, 2016, the Board approved a new expense limitation agreement for the Investment Grade Bond Fund, which lowered the expense limitation rates for all share classes effective November 1, 2016. At that time, the Board also approved a reduction in the annual investment advisory fee rate paid by the International Stock Fund from 0.85% to 0.70% of the Fund’s average daily net assets, effective March 1, 2017. On November 18, 2016, the Board approved a new expense limitation agreement for each Fund, other than the Eagle Investment Grade Bond Fund, which changed the expense limitation rates for certain classes of the Funds, effective March 1, 2017.

The Manager has evaluated subsequent events through December 15, 2016, the date these financial statements were issued, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

49

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund, Eagle International Stock Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Growth Fund, Eagle Smaller Company Fund, and Eagle Tactical Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund, Eagle International Stock Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Growth Fund, Eagle Smaller Company Fund, and Eagle Tactical Allocation Fund (the “Funds”) as of October 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

December 15, 2016

PricewaterhouseCoopers LLP, 4040 West Boy Scout Blvd., Suite 1000, Tampa, FL 33607

T: (813)229-0221, F: (813)229-3646, www.pwc.com/us

50

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2016

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other fund expenses. The following sections are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual expenses   |  The table below shows the actual expenses you would have paid on a $1,000 investment made in each Fund on May 1, 2016 and held through October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the fiscal year, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes   |  The table below shows each Fund’s expenses based on a $1,000 investment held from May 1, 2016 through October 31, 2016 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

		Actual expenses		Hypothetical expenses
	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio
Capital Appreciation Fund
Class A	$1,000.00	$1,037.00	$6.40	$1,018.85	$6.34	1.25%
Class C	1,000.00	1,033.10	10.32	1,014.98	10.23	2.02
Class I	1,000.00	1,038.60	4.77	1,020.46	4.72	0.93
Class R-3	1,000.00	1,035.40	7.98	1,017.29	7.91	1.56
Class R-5	1,000.00	1,038.80	4.71	1,020.51	4.67	0.92
Class R-6	1,000.00	1,039.20	4.36	1,020.86	4.32	0.85
Growth & Income Fund
Class A	1,000.00	1,038.50	5.48	1,019.76	5.43	1.07
Class C	1,000.00	1,034.00	9.31	1,015.99	9.22	1.82
Class I	1,000.00	1,039.70	3.95	1,021.27	3.91	0.77
Class R-3	1,000.00	1,037.90	6.30	1,018.95	6.24	1.23
Class R-5	1,000.00	1,040.10	3.79	1,021.42	3.76	0.74
Class R-6	1,000.00	1,040.20	3.49	1,021.72	3.46	0.68
International Stock Fund
Class A	1,000.00	991.40	8.56	1,016.54	8.67	1.71
Class C	1,000.00	987.30	12.54	1,012.52	12.70	2.51
Class I	1,000.00	994.10	5.76	1,019.36	5.84	1.15
Class R-3	1,000.00	991.40	8.76	1,016.34	8.87	1.75
Class R-5	1,000.00	993.40	5.76	1,019.36	5.84	1.15
Class R-6	1,000.00	994.10	5.26	1,019.86	5.33	1.05
Investment Grade Bond Fund
Class A	1,000.00	1,010.20	4.30	1,020.86	4.32	0.85
Class C	1,000.00	1,006.80	8.32	1,016.84	8.36	1.65
Class I	1,000.00	1,012.10	3.03	1,022.12	3.05	0.60
Class R-3	1,000.00	1,009.50	5.81	1,019.36	5.84	1.15
Class R-5	1,000.00	1,012.10	3.03	1,022.12	3.05	0.60
Class R-6	1,000.00	1,012.60	2.53	1,022.62	2.54	0.50
Mid Cap Growth Fund
Class A	1,000.00	1,036.50	5.99	1,019.25	5.94	1.17
Class C	1,000.00	1,032.60	9.66	1,015.63	9.58	1.89
Class I	1,000.00	1,038.20	4.25	1,020.96	4.22	0.83
Class R-3	1,000.00	1,035.10	7.37	1,017.90	7.30	1.44
Class R-5	1,000.00	1,038.10	4.20	1,021.01	4.17	0.82
Class R-6	1,000.00	1,038.70	3.69	1,021.52	3.66	0.72

51

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2016

52

		Actual expenses		Hypothetical expenses
	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio
Mid Cap Stock Fund
Class A	$1,000.00	$1,004.40	$6.50	$1,018.65	$6.55	1.29%
Class C	1,000.00	1,000.50	10.31	1,014.83	10.38	2.05
Class I	1,000.00	1,006.00	4.79	1,020.36	4.82	0.95
Class R-3	1,000.00	1,002.50	8.20	1,016.94	8.26	1.63
Class R-5	1,000.00	1,006.00	4.79	1,020.36	4.82	0.95
Class R-6	1,000.00	1,006.40	4.29	1,020.86	4.32	0.85
Small Cap Growth Fund
Class A	1,000.00	1,048.40	5.87	1,019.41	5.79	1.14
Class C	1,000.00	1,044.60	9.51	1,015.84	9.37	1.85
Class I	1,000.00	1,050.20	4.12	1,021.11	4.06	0.80
Class R-3	1,000.00	1,047.10	7.20	1,018.10	7.10	1.40
Class R-5	1,000.00	1,050.20	4.07	1,021.17	4.01	0.79
Class R-6	1,000.00	1,050.70	3.45	1,021.77	3.40	0.67
Smaller Company Fund
Class A	1,000.00	1,043.30	7.34	1,017.95	7.25	1.43
Class C	1,000.00	1,039.50	11.07	1,014.28	10.94	2.16
Class I	1,000.00	1,045.20	4.88	1,020.36	4.82	0.95
Class R-3	1,000.00	1,042.20	8.73	1,016.59	8.62	1.70
Class R-5	1,000.00	1,045.00	4.88	1,020.36	4.82	0.95
Class R-6	1,000.00	1,045.60	4.37	1,020.86	4.32	0.85
Tactical Allocation Fund
Class A	1,000.00	1,011.80	5.92	1,019.25	5.94	1.17
Class C	1,000.00	1,007.60	9.94	1,015.23	9.98	1.97
Class I	1,000.00	1,013.20	4.40	1,020.76	4.42	0.87
Class R-3	1,000.00	1,011.10	6.93	1,018.25	6.95	1.37
Class R-5	1,000.00	1,013.20	4.40	1,020.76	4.42	0.87
Class R-6	1,000.00	1,013.90	3.90	1,021.27	3.91	0.77

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (366).

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

Overview  |  At a meeting held on August 18, 2016, the Boards of Trustees for the Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, including their independent members (together, the “Board”), approved the renewal of the investment advisory agreement between Eagle Asset Management, Inc. (“Eagle”) and: (1) Eagle Capital Appreciation Fund; (2) Eagle Growth & Income Fund; and (3) Eagle Series Trust, on behalf of the Eagle International Stock Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Growth Fund, Eagle Smaller Company Fund and Eagle Tax-Exempt Bond Fund. Each of the funds mentioned is referred to as a “Fund” and, collectively, as the “Funds.”

The Board also approved the renewal of the investment subadvisory agreement with ClariVest Asset Management LLC (“ClariVest”), the subadviser to the Eagle Capital Appreciation Fund and the Eagle International Stock Fund. Each of the investment advisory and subadvisory agreements is referred to herein as an “Agreement” and, collectively, as the “Agreements.”

In renewing the Agreements, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the annual renewal process. The Board, acting directly or through its committees, was provided with information and reports relevant to the annual renewal of the Agreements, including: reports regarding the services and support provided to the Funds and their shareholders by Eagle, ClariVest, U.S. Bancorp Fund Services, LLC (“USBFS”), a third party that provides sub-administration, transfer agent and fund accounting services to the Funds, and U.S. Bank National Association (“USBNA”), which provides custody services to the Funds; information on the Funds’ performance and commentary on the performance; presentations by Fund portfolio managers addressing, as applicable, Eagle’s and ClariVest’s investment philosophy, investment strategies, personnel and operations; compliance and financial reports concerning the Funds, Eagle and ClariVest, including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Funds and/or Eagle are responding to them.

As part of the renewal process, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information regarding the Funds, Eagle, and ClariVest. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Eagle and ClariVest; (2) the personnel of Eagle and ClariVest; (3) the financial condition of Eagle and ClariVest; (4) the compliance programs and records of Eagle and ClariVest; (5) the performance of the Funds as compared to funds within their Morningstar, Inc. category (“Morningstar Category”), Lipper for Investment Management category (“Lipper Category”) and appropriate benchmarks; (6) the Funds’ expenses, including the advisory fee rates, the overall expense structures of the Funds, both in absolute terms and relative to funds within a refined Morningstar Category population (“Morningstar Population”), and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Funds’ performance and expenses, where applicable; (8) benefits to be realized by Eagle, ClariVest and their respective affiliates; and (9) the estimated profitability of Eagle and ClariVest under the Agreements, if available. The Board posed questions to various management personnel of Eagle regarding certain key aspects of the materials submitted in support of the renewal.

With respect to the renewal of the Agreements, the Board considered various factors, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the costs of the services provided to the Funds and the profits realized by Eagle and ClariVest and their respective affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as the Funds grow; (5) whether the level of fees reflects those economies of scale for the benefit of the Funds’ investors; (6) comparisons of services and fees with contracts entered into by Eagle and ClariVest with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived by Eagle from its relationship with the Funds.

Provided below is a discussion of the factors the Board considered at its August meeting to form the basis of its renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreements and each Trustee may have accorded different weight to the various factors.

Nature, Extent and Quality of Services  |  The Board considered that Eagle and ClariVest are experienced in serving as investment adviser and subadviser, respectively, for the Funds and have provided a continuous investment program for the Funds. The Board noted that Eagle oversees and monitors the performance and services provided by ClariVest, and the Funds’ other service providers, and is responsible for the selection of the Funds’ subadvisers. The Board also considered that Eagle and its affiliates, Eagle Fund Distributors, Inc. (“EFD”) and Eagle Fund Services, Inc. (“EFS”), provide certain administration, distribution and shareholder services to the Funds. In addition, the Board noted that Eagle is responsible for oversight of compliance with the Funds’ policies and objectives, review of brokerage matters, oversight of the Funds’ compliance with applicable law and implementation of Board directives as they relate to the Funds. The Board noted that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Eagle’s competitors, and that the Funds’ shareholders, with the opportunity to review and weigh the disclosure provided by the Funds in their prospectuses and other public disclosures, have chosen to invest in the Funds.

The Board noted that ClariVest is responsible for making investment decisions on behalf of the Eagle Capital Appreciation Fund and the Eagle International Stock Fund. The Board considered that ClariVest is responsible for placing all orders for the purchase and sale of securities with broker-dealers for the Eagle Capital Appreciation Fund and Eagle International Stock Fund and that Eagle places purchase and sale orders for the other Funds. The Board considered: (1) information regarding the Eagle and ClariVest personnel who provide services to the Funds; (2) certifications as to the adequacy of the compliance programs of Eagle and ClariVest; (3) the financial information regarding Eagle and ClariVest, as provided; and (4) Eagle’s recommendation to continue to retain ClariVest to manage the Eagle Capital Appreciation Fund and Eagle International Stock Fund.

Investment Performance  |  The Board considered comparisons of each Fund’s Class A performance, including, if applicable, a Fund’s year-to-date, one-, three-, five-, ten- and fifteen-year annualized total returns for the period ended June 30, 2016, relative to the average performance of its Morningstar Category and Lipper Category funds and benchmark indices. The Board also considered each Fund’s performance relative to the composite performance of comparable accounts managed by Eagle and ClariVest, to the extent such information was available and provided by Eagle.

With respect to the Eagle Capital Appreciation Fund, the Board noted that the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for the three-year period and underperformed for all other relevant periods; (2) the Fund outperformed the average performance of its Morningstar Category and Lipper Category for all relevant periods; (3) the Fund underperformed an institutional composite managed by ClariVest for all relevant periods; and (4) the Fund’s overall 3-star Morningstar rating. The Board noted ClariVest’s representation that the divergence in the performance of the Fund relative to the composite is attributable to minor differences in holdings and the timing of cash flows. The Board considered that the Fund was added to ClariVest’s composite as of December 31, 2014.

With respect to the Eagle Growth & Income Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for the year-to-date, one-, ten- and fifteen-year periods and underperformed for the three- and five-year periods; (2) the Fund outperformed the average performance of its Morningstar Category and Lipper Category and the composite performance of comparable institutional accounts managed by Eagle for all relevant periods; and (3) the Fund’s overall 4-star Morningstar rating.

53

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

With respect to the Eagle International Stock Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index and the average performance of its Morningstar Category and Lipper Category for the three-year period and underperformed for the year-to-date and the one-year periods; (2) the Fund outperformed the composite performance of comparable institutional accounts managed by ClariVest for the year-to-date period and underperformed for the one- and three-year periods; and (3) the Fund’s overall 2-star Morningstar rating.

With respect to the Eagle Investment Grade Bond Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its benchmark index for all relevant periods; (2) the Fund outperformed the average performance of its Morningstar Category and Lipper Category for all relevant periods; (3) the Fund outperformed the composite performance of comparable institutional accounts managed by Eagle for the five-year period and underperformed for all other relevant periods; and (4) the Fund’s overall 3-star Morningstar rating.

With respect to the Eagle Mid Cap Growth Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index and the composite performance of comparable institutional accounts managed by Eagle for the ten- and fifteen-year periods and underperformed for all other relevant periods; (2) the Fund outperformed the average performance of its Morningstar Category and Lipper Category for all relevant periods with the exception of the year-to-date period, during which it underperformed; and (3) the Fund’s overall 4-star Morningstar rating.

With respect to the Eagle Mid Cap Stock Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its primary and secondary benchmark indices for all relevant periods; (2) the Fund outperformed the average performance of its Morningstar Category and Lipper Category for the year-to-date, one- and fifteen-year periods and underperformed for all other relevant periods; (3) the Fund outperformed the composite performance of comparable institutional accounts managed by Eagle for all relevant periods; and (4) the Fund’s overall 2-star Morningstar rating.

With respect to the Eagle Small Cap Growth Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index and the average performance of its Morningstar Category and Lipper Category for all relevant periods except for the five-year period, during which it underperformed; (2) the Fund outperformed the composite performance of comparable institutional accounts managed by Eagle for all relevant periods; and (3) the Fund’s 3-star Morningstar rating.

With respect to the Eagle Smaller Company Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its primary and secondary benchmark indices, its Morningstar Category, Lipper Category and comparable institutional accounts managed by Eagle for the year-to-date and one-year periods and underperformed for the three- and five-year periods, except that the Fund outperformed its Lipper Category for the five-year period; and (2) the Fund’s overall 3-star Morningstar rating.

With respect to the Eagle Tax-Exempt Bond Fund, the Board noted that the Fund had no performance history because the fund had not yet commenced operations.

Fees and Expenses  |  The Board considered the advisory fee rate payable by each Fund to Eagle under the Agreements, the subadvisory fee rate payable to ClariVest and each Fund’s total expense ratio and its Rule 12b-1 fees. The Board also considered comparisons of a Fund’s expense ratio (with Rule 12b-1 fees) to the average expense ratio of its Morningstar Category and peer group within that Morningstar Category (“Morningstar Peer Group”) based on data ended June 30, 2016. In addition, the Board noted that Eagle had undertaken contractual expense limitations with respect to the Funds for its 2016 fiscal year and intended to request that, at a future meeting, the Board approve new expense cap levels for all Funds, other than the Eagle Investment Grade Bond

Fund, effective March 1, 2017. The Board noted that Eagle also was proposing that, at the meeting, the Board consider an expense cap reduction for the Eagle Investment Grade Bond Fund that would become effective on November 1, 2016, and for the Eagle Capital Appreciation Fund that would become effective in the future in Eagle’s discretion.

With respect to the Eagle Capital Appreciation Fund, the Board noted that the Fund’s net expense ratio was higher than the average net expense ratio of its Morningstar Population and equal to the average net expense ratio of its Morningstar Peer Group. The Board also noted that Eagle does not manage any similar accounts, and that the subadvisory fee rate paid to ClariVest by Eagle was higher than ClariVest’s standard fee rate for its large cap growth strategy and the fee rate charged to an investment company subadvisory client.

With respect to Eagle Growth & Income Fund, the Board noted that the Fund’s net expense ratio was lower than the average net expense ratio of its Morningstar Population and Morningstar Peer Group. The Board also noted that Eagle’s advisory fee rate was higher than the average advisory fee rates paid by institutional accounts, but that the effective fee rate paid by the Fund was lower than the average advisory fee paid by institutional accounts in the same strategy and the fee rate charged to an investment company subadvisory client.

With respect to the Eagle International Stock Fund, the Board noted that the Fund’s net expense ratio was higher than the average net expense ratio of its Morningstar Population and Morningstar Peer Group. In this regard, the Board noted the Fund’s relatively small amount of assets. The Board also noted that Eagle does not manage any similar accounts, and that the subadvisory fee rate paid to ClariVest by Eagle was higher than ClariVest’s standard fee rate for its international core strategy. The Board noted that Eagle was requesting that the Board approve a reduction in the Fund’s management fee rate effective March 1, 2017, such that the management fee rate to be paid to Eagle by the Fund would be less than the subadvisory fee rate paid by Eagle to ClariVest.

With respect to the Eagle Investment Grade Bond Fund, the Board noted that the Fund’s net expense ratio was the same as the average net expense ratio of its Morningstar Population and lower than the average net expense ratio of its Morningstar Peer Group. The Board also noted that the advisory fee rate paid by the Fund was higher than the average advisory fee rate paid by institutional accounts in the same strategy.

With respect to the Eagle Mid Cap Growth Fund, the Board noted that the Fund’s net expense ratio was lower than the average net expense ratio of its Morningstar Population and Morningstar Peer Group. The Board also noted that the effective advisory fee rate paid by the Fund was lower than the average advisory fee rate paid by institutional accounts in the same strategy.

With respect to the Eagle Mid Cap Stock Fund, the Board noted that the Fund’s net expense ratio was lower than the average net expense ratio of its Morningstar Population and Morningstar Peer Group. The Board also noted that Eagle’s representation that it does not manage any similar institutional accounts in the mid-cap strategy that pay an advisory fee, but that the Fund’s advisory fee rate was lower than Eagle’s standard advisory fee rate for separate accounts in the same strategy.

With respect to the Eagle Small Cap Growth Fund, the Board noted that the Fund’s net expense ratio was lower than the average net expense ratio of its Morningstar Population and Morningstar Peer Group. The Board also noted that the effective advisory fee rate paid by the Fund was lower than the average advisory fee rate paid by institutional accounts in the same strategy.

With respect to the Eagle Smaller Company Fund, the Board noted that the Fund’s net expense ratio was higher than the average net expense ratio of its Morningstar Population and Morningstar Peer Group. The Board also noted that the Fund’s advisory fee rate schedule was lower than Eagle’s standard advisory fee rate schedule for separate accounts in the same strategy at all asset levels, but was higher than the fee rate charged to an investment company subadvisory client.

54

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

With respect to the Tax-Exempt Bond Fund, the Board noted the Fund’s estimated net expense ratio would be higher than the average net expense ratio of its Morningstar Population and Morningstar Peer Group. The Board also noted that Eagle’s advisory fee rate would be lower than the fee rates that Eagle charges to comparable institutional accounts at the lowest asset levels.

Costs, Profitability and Economies of Scale  |  The Board evaluated Eagle’s and, to the extent available, ClariVest’s costs and profitability in providing services to the Funds. The Board noted that ClariVest’s costs and profitability generally are less significant to the Board’s evaluation of the fee rates and expenses paid by a Fund than Eagle’s advisory fee rate and profitability and the Fund’s overall expense ratios. The Board noted that Eagle’s profits on the services it provided to the Funds are reasonable in light of Eagle’s costs in providing services to each Fund and that Eagle manages each Fund’s assets and provides a comprehensive compliance program for each Fund.

The Board considered that the advisory fee rate structures for certain of the Funds provide for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board also considered that each Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through: (1) reduced advisory fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Eagle; (2) increased services to a Fund; or (3) allocation of fixed fund expenses over a large asset size.

Benefits  |  In evaluating compensation, the Board considered other benefits that may be realized by Eagle, ClariVest and their respective affiliates from their relationship with the Funds. The Board noted that Eagle and its affiliates have entered into revenue sharing and services agreements with third parties for marketing and/or shareholder services. The Board also considered that the Funds compensate Eagle for providing administrative services and EFS for providing shareholder services. The Board recognized that, as the Funds’ principal underwriter and distributor, EFD receives Rule 12b-1 payments from the Funds to compensate it for providing services and distribution activities. These activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Eagle have entered into agreements with EFD to sell Fund shares and receive compensation from EFD. The Board noted that ClariVest does not enter into formal soft dollar arrangements. However, the Board also noted that Eagle has entered into a marketing agreement with ClariVest pursuant to which ClariVest pays Eagle a fee for performing marketing and client services for the Funds and other clients of ClariVest.

Conclusions  |  Based on these considerations, the Board concluded with respect to the Funds that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of Eagle’s and ClariVest’s services, as applicable to the Funds; (2) each Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the fees payable under the Agreements and profits earned by Eagle and ClariVest were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides each Fund’s shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to renew the Agreements and to approve the Agreements between each Fund and Eagle and between Eagle and ClariVest.

2016 Federal Tax Notice

(UNAUDITED)

The following information for the fiscal year ended October 31, 2016 for the Eagle Family of Funds is provided pursuant to provisions of the Internal Revenue Code.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2016. All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

The amounts shown may differ from amounts disclosed elsewhere in this report due to differences between tax and financial reporting requirements.

Fund	Qualified dividend income	Dividends Received Deduction	Long-term capital gains
Capital Appreciation Fund	100.00%	100.00%	$46,902,728
Growth & Income Fund	100.00%	100.00%	—
International Stock Fund	100.00%	—	—
Investment Grade Bond Fund	—	—	4,469
Mid Cap Growth Fund	—	—	20,306,456
Mid Cap Stock Fund	—	—	38,425,850
Small Cap Growth Fund	—	—	253,307,437
Smaller Company Fund	—	—	—
Tactical Allocation Fund	—	—	—

55

Additional Information

(UNAUDITED)	10.31.2016

Special Shareholder Meeting  |  A Special Meeting of shareholders (“Special Meeting”) of each Trust was held on September 26, 2016. At the Special Meeting, shareholders were asked to vote on a proposal to elect each Trust’s six existing Trustees and three additional Trustees. The existing Trustees are: J. Cooper Abbott, Keith B. Jarrett, William J. Meurer, Liana O’Drobinak,

James L. Pappas and Deborah L. Talbot. The new Trustees are: John Carter, Court James and Stephen Roussin. With respect to each Trust, voting results for the election of each Trustee are set forth below. There were no abstentions or broker non-votes with respect to this proposal.

Eagle Series Trust

Trustee	Votes For	Votes Against or Withheld
J. Cooper Abbott	73,867,953.705	2,197,334.347
John Carter	73,862,706.243	2,202,581.809
Court James	73,862,808.595	2,202,479.457
Keith B. Jarrett	73,886,834.847	2,178,453.205
William J. Meurer	73,825,610.960	2,239,677.092
Liana O’Drobinak	73,916,217.810	2,149,070.242
James L. Pappas	73,823,930.049	2,241,358.003
Stephen Roussin	73,862,422.007	2,202,866.045
Deborah L. Talbot	73,953,254.734	2,112,033.318

Eagle Capital Appreciation Fund

Trustee	Votes For	Votes Against or Withheld
J. Cooper Abbott	8,308,932.099	33,964.949
John Carter	8,289,497.341	53,399.707
Court James	8,294,777.589	48,119.459
Keith B. Jarrett	8,308,571.957	34,325.091
William J. Meurer	8,306,848.209	36,048.839
Liana O’Drobinak	8,293,545.237	49,351.811
James L. Pappas	8,287,136.285	55,760.763
Stephen Roussin	8,276,345.128	66,551.920
Deborah L. Talbot	8,293,677.469	49,219.579

Eagle Growth & Income Fund

Trustee	Votes For	Votes Against or Withheld
J. Cooper Abbott	27,012,093.349	235,071.630
John Carter	27,033,460.634	213,704.345
Court James	27,016,754.050	230,410.929
Keith B. Jarrett	27,027,196.871	219,968.108
William J. Meurer	27,013,833.720	233,331.259
Liana O’Drobinak	27,019,446.782	227,718.197
James L. Pappas	27,013,247.943	233,917.036
Stephen Roussin	27,032,898.271	214,266.708
Deborah L. Talbot	26,964,410.174	282,754.805

56

Principal Risks

(UNAUDITED)

Additional Information About Principal Risk Factors

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers’ investment strategy will enable a fund to achieve its investment objective. An investment in a fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following table identifies the risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained following the table.

The Tactical Allocation Fund is a “fund of funds” that seeks to achieve its investment objective by investing its assets primarily in underlying funds. Therefore, in this section, the term “fund” may include a fund, an underlying fund, or both a fund and an underlying fund.

Risk	Capital Appreciation Fund	Growth & Income Fund	International Stock Fund	Investment Grade Bond Fund	Mid Cap Growth Fund	Mid Cap Stock Fund	Small Cap Growth Fund	Smaller Company Fund	Tactical Allocation Fund
Call				X					X
Commodities									X
Credit				X					X
Equity securities	X	X	X		X	X	X	X	X
Fixed income market				X					X
Floating Rate Securities				X
Focused holdings		X							X
Foreign and emerging market securities		X	X	X					X
Fund of funds									X
Growth stocks	X	X	X		X	X	X		X
High-yield securities				X					X
Inflation				X					X
Interest rates				X					X
Liquidity			X	X					X
Market	X	X	X		X	X	X	X	X
Market timing			X				X	X	X
Mid-cap companies	X	X			X	X	X	X	X
Mortgage- and asset-backed securities				X					X
Municipal securities				X					X
Other investments companies and ETFs			X						X
Portfolio turnover			X	X					X
Redemptions				X					X
Sectors	X		X		X		X
Small-cap companies					X	X	X	X	X
U.S. Government securities and Government sponsored enterprises				X					X
Value stocks		X				X		X	X

Call  |  Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. A fund would lose the benefit of holding a fixed income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.

Commodities  |  The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Investments in commodities, such as gold, or in commodity-linked instruments, will subject a fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities. The value of commodity-linked instruments typically is based upon the price movements of underlying commodities and, therefore, may fluctuate widely based on a variety of both macroeconomic and commodity-specific factors. At times, these price

57

Principal Risks

(UNAUDITED)

fluctuations may be significant or rapid, and may not correlate to price movements in other asset classes. There may also be an imperfect correlation between the value of commodity-linked instruments and the underlying assets. Investments in these types of instruments may subject a fund to additional expenses.

Credit  |  A fund could lose money if the issuer of a fixed income security is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a fund may decrease its value. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.

Equity Securities  |  A fund’s equity securities investments are subject to stock market risk. Such investments may also expose a fund to additional risks:

•

Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.

•

Preferred Stocks. Preferred securities are subject to issuer-specific and stock market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects.

•

Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

•

Depositary Receipts. A fund may invest in securities issued by foreign companies through ADRs, GDRs and EDRs. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt.

•

REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses.

•

Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Fixed income market  |  Fixed income market risk is the risk that the prices of, and the income generated by, fixed income securities held by a fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.

Floating rate securities  |  Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a fund holds floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares.

Focused holdings  |  For funds that normally hold a core portfolio of securities of fewer companies than other more diversified funds, the increase or decrease of the value of a single security may have a greater impact on the fund’s net asset value (“NAV”) and total return when compared to other diversified funds.

58

Principal Risks

(UNAUDITED)

Foreign and emerging market securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Fund of funds  |  Because investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act and the rules thereunder if the Tactical Allocation Fund is unable to rely on an ETF’s exemptive order permitting unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, the fund may be unable to allocate its investments in the manner the subadviser considers prudent, or the subadviser may have to select an investment other than that which the subadviser considers suitable.

Because the Tactical Allocation Fund invests principally in underlying funds, and the fund’s performance is directly related to the performance of such underlying funds, the ability of the fund to achieve its investment objectives is directly related to the ability of the underlying funds to meet their investment objectives. The investment techniques and risk analysis used by the fund’s and the underlying funds’ portfolio managers may not produce the desired results.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield securities  |  Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Inflation  |  Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies, thus causing the purchasing power not to keep pace with inflation.

Interest rates  |  Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of five years, a 1% increase in interest rates could be expected to result in a 5% decrease in the value of the bond. Since the financial crisis that started in 2008, the Federal Reserve Board has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Federal Reserve has halted its asset purchases pursuant to quantitative easing. As of the date of this Prospectus, interest rates are near historic lows, which may increase the risk that they could rise significantly and/or rapidly, potentially resulting in substantial losses to the fund.

Liquidity  |  Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Market  |  Markets may at times be volatile and the value of a fund’s stock holdings may decline in price, sometimes significantly and/or rapidly, because of changes in prices of its holdings or a broad stock market decline. The value of a security may decline due to adverse issuer-specific conditions or general market conditions which are not specifically related to a particular company, such as real or perceived adverse political, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest or currency rates, public perceptions concerning these developments or adverse investment sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial

59

Principal Risks

(UNAUDITED)

instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market timing  |  Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that the manager and transfer agent of the Funds can detect all market timing activities.

Mid-cap companies  |  Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in mid-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Mortgage- and asset-backed securities  |  Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal, or a delay in the repayment of principal. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the fund. Premature repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply.

Municipal securities  |  A municipal security’s value, interest payments or repayment of principal could be affected by economic, legislative or political changes. Municipal securities are also subject to potential volatility in the municipal market and the fund’s share price, yield and total return may fluctuate in response to municipal bond market movements. Municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, as opposed to general tax revenues, may have increased risks. Changes in a municipality’s financial health may affect its ability to make interest and principal payments when due.

Other investment companies, including ETFs | Investments in the securities of other investment companies, including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will typically decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors and adversely affect performance.

Redemptions  |  A fund may experience periods of heavy redemptions that could cause a fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund’s performance.

Sectors  |  Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-cap companies  |  Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

U.S. Government securities and Government sponsored enterprises  |  A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by Government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home

60

Principal Risks

(UNAUDITED)

Loan Bank and the Federal Farm Credit Banks; (3) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, a fund may not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to credit risk.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

61

Trustees and Officers

Name, birth year, position, term of office (a) and length of time served	Principal occupation(s) during past five years	Number of funds overseen in fund complex	Directorships of other public companies during the past five years

Interested Trustee (b)
J. Cooper Abbott (1969) Trustee since 2012 President since 2016	Chairman, Director and President, Carillon Tower Advisers, Inc. since 2016; Director of Eagle since 2011; President of Eagle since 2016; Executive Vice President, Investments and Co-Chief Operating Officer of Eagle 2009-2016; Director, ClariVest Asset Management LLC since 2012; Director of Eagle Fund Services, Inc. since 2009; Director and President, Eagle Boston Investment Management, Inc. since 2009	10	N/A
Court James (1974) Trustee since 2016	Executive Vice President, Carillon Tower Advisers since 2016; Vice President, New Business Development of Eagle 2010-2016	10	Raymond James Bank

Independent Trustees
John Carter (1961) Trustee since 2016	Law Office of John K. Carter, P.A. since 2015; Founder, Global Recruiters of St. Petersburg since 2012; President and Chief Executive Officer, Transamerica Asset Management 2006-2012 Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007-2012	10	N/A
Keith B. Jarrett, PhD (1948) Trustee since 2005	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	10	Safeguard Scientific, Inc., 2012-2015
William J. Meurer (1943) Trustee since 2003	Private investor and financial consultant since 2000	10	Sykes Enterprises, Inc.(c); Walter Investment Mgmt. Corp.; LifeLink Foundation (private)
Liana O’Drobinak (1963) Trustee since 2014	Managing Member, Bay Consulting Partners, LLC since 2010; Board Member, Florida Prepaid College Board 2012-2014;	10	Health Insurance Innovations, Inc., 2013
James L. Pappas, PhD (1943) Trustee since 1989; Chairman of the Board of Trustees since 2012	Private investor; Lykes Professor of Banking and Finance at University of South Florida 1986-2006; President, Graduate School of Banking, University of Wisconsin 1995-2005	10	Walter Investment Mgmt. Corp.
Steve Roussin (1963) Trustee since 2016	President, SR2X Consulting since 2013; Chief Executive Officer and President, Campbell & Company 2011-2012	10	N/A
Deborah L. Talbot, PhD (1950) Trustee since 2002	Independent Consultant; Principal, Lazure Enterprises since 2013; Director, ethiKids, Inc. (child development) 2009-2011; Founder and Board Member, Creative Tampa Bay (community networking) 2003-2009; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	10	N/A

Officers (d)
Susan L. Walzer (1967) Principal Executive Officer since May 2011	Vice President of Fund Administration since May 2011; Chief Compliance Officer of Eagle Family of Funds and Eagle Fund Services (“EFS”) (e) 2007-2011; Director of Compliance for Eagle 2005-2007

62

Trustees and Officers

Name, birth year, position, term of office (a) and length of time served	Principal occupation(s) during past five years	Number of funds overseen in fund complex	Directorships of other public companies during the past five years
Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since May 2011	Manager of Fund Accounting and Fund Reporting for Eagle since 2005 and 2010, respectively
Daniel R. Dzibinski (1974) Chief Compliance Officer and Secretary since May 2011	Manager of Fund Compliance for Eagle since May 2011; Director of Compliance for Eagle 2007-2011

The principal address for each Trustee and Officer is P.O. Box 33022, St. Petersburg, Florida, 33733-8022.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling the Eagle Family of Funds toll free at 1-800-421-4184 or by accessing our website at eagleasset.com.

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.

(b) Mr. Abbott and Mr. James are “interested” persons of the Trust as that term is defined by the 1940 Act. Mr. Abbott is affiliated with Carillon Tower Advisers, ClariVest, Cougar, Eagle and RJF. Mr. James is affiliated with Carillon Tower Advisers, and Eagle.

(c) Sykes Enterprises, Inc. is a technical support company.

(d) Officers each serve one year terms.

(e) Prior to September 13, 2010, EFS served as the Funds’ transfer agent.

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Item 2. Code of Ethics

As of the end of the fiscal period October 31, 2016, Eagle Series Trust (the “Trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trust’s Board of Trustees (“Board”) has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services1

(a) Audit Fees

The aggregate fees billed by the Trust’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $238,000 for the fiscal period ended October 31, 2015, and $248,000 for the fiscal period ended October 31, 2016.

(b) Audit-Related Fees

There were no aggregate fees PwC billed to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) for the fiscal periods ended October 31, 2015, and October 31, 2016. The aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0.00 for the fiscal period ended October 31, 2015, and $0.00 for the fiscal period ended October 31, 2016.

(c) Tax Fees

The aggregate tax fees PwC billed to the Trust for tax compliance, tax advice, and tax planning services were $48,000 for the fiscal period ended October 31, 2015, and $43,000 for the fiscal period ended October 31, 2016. There were no aggregate tax fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2015, and October 31, 2016.

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.

(d) All Other Fees

For the fiscal periods ended October 31, 2015, and October 31, 2016, the Trust paid PwC no other fees. There were no aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for any other services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2015, and October 31, 2016.

(e) The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which PwC billed to the Trust.

(f) Less than 50% of the hours billed by PwC for auditing services to the Trust for the fiscal period ended October 31, 2016, were for work performed by persons other than full-time, permanent employees of PwC.

(g) There were no aggregate non-audit fees billed by PwC to the Trust and to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for the fiscal periods ended October 31, 2015, and October 31, 2016.

(h) The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Trust.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Trust.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Trust.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Trust’s Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Board, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of the Trust have concluded that such disclosure controls and procedures are effective as of December 16, 2016.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) of the Trust that occurred during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)    The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)    Not applicable to the Trust.

(b)    The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE SERIES TRUST
Date: December 16, 2016
/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

EAGLE SERIES TRUST

Date: December 16, 2016	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Date: December 16, 2016	/s/ Carolyn Gill
Carolyn Gill
Principal Financial Officer